                                               File Numbers 2-96990 and 811-4279



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   Form N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      Pre-Effective Amendment Number ____
                     Post-Effective Amendment Number  35
                                                     ----
                                     and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment Number  33
                                              ----
                             ---------------------


                            Advantus Series Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                    (Address of Principal Executive Offices)
                                 (651) 665-3500
              (Registrant's Telephone Number, Including Area Code)

                             ----------------------

         Copy to:                                    Eric J. Bentley, Esquire
 Michael J. Radmer, Esquire                            Assistant Secretary
   Dorsey & Whitney LLP                             Advantus Series Fund, Inc.
  50 South Sixth Street                              400 Robert Street North
Minneapolis, Minnesota  55402                    St. Paul, Minnesota  55101-2098
                             ----------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
    ___ immediately upon filing pursuant to paragraph (b)
    ___ on (date) pursuant to paragraph (b)
    ___ 60 days after filing pursuant to paragraph (a)(1)
    _X_ on November 6, 2007 pursuant to paragraph (a)(1)
    ___ 75 days after filing pursuant to paragraph (a)(2)
    ___ on (date) pursuant to paragraph (a)(2) of Rule 485.


IF APPROPRIATE, CHECK THE FOLLOWING BOX:
        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           ADVANTUS SERIES FUND, INC.

Supplement (for Class 1 shares) dated November 6, 2007, to the Prospectus dated May 1, 2007 (now deemed to be dated November 6, 2007)

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference with respect to the Class 1 shares of the Fund.

The first page following the cover page (preceding the Table of Contents) is replaced in its entirety with the following:

ADVANTUS SERIES FUND, INC.

Advantus Series Fund, Inc. (Fund) is a Minnesota corporation with various investment portfolios that are each operated as mutual funds (the Portfolios). The Portfolios are as follows:

   - Bond Portfolio

   - Index 400 Mid-Cap Portfolio

   - Index 500 Portfolio

   - International Bond Portfolio

   - Maturing Government Bond 2010 Portfolio (with a maturity date of 2010)

   - Money Market Portfolio

   - Mortgage Securities Portfolio

   - Real Estate Securities Portfolio

The Fund has issued a separate series of its common stock for each Portfolio. Each Portfolio currently offers its shares in two classes (Class 1 and Class 2), except that Maturing Government Bond 2010 Portfolio and Money Market Portfolio each offer shares in only one class.

Different expenses apply to the Class 1 and Class 2 shares. This Prospectus Supplement, which includes and should be read together with the Prospectus dated May 1, 2007 (the Prospectus), relates to the Class 1 shares only and provides investors information about the Fund and each Portfolio that Class 1 share investors should know before investing. Information in the Prospectus is applicable to Class 1 shares except to the extent revised by this Prospectus Supplement.

SUMMARY -- BOND PORTFOLIO

The following is added as a new paragraph following the first paragraph on page
3:

Bond Portfolio offers two classes of shares: Class 1 and Class 2. Class 1 commenced operations on November 6, 2007 and therefore has no performance history. Both classes of shares will be invested in the same portfolio of securities and will have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. The performance shown in the Prospectus for Bond Portfolio is for Class 2 and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1

F66941
is not subject to this 12b-1 fee, the returns for Class 1 would have been somewhat greater than the returns shown for Bond Portfolio in the Prospectus.

The text on page 4, starting with "Fees and Expenses," is replaced by the following:

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Bond Portfolio. This table describes the fees and expenses that investors pay if they buy and hold Class 1 shares of the Portfolio but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.40

     Other Expenses                                         %   0.09

     Acquired Fund Fees and Expenses(a)                     %   0.01

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.50

     (a) In accordance with the Portfolio's investment objectives, policies and practices (see discussion in the Prospectus), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses may not equal the expense ratios included in the Financial Highlights below or in the Fund's most recent Annual Report.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Class 1 shares of the Portfolio with the cost of investing in other investment companies.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $50        159       278       625

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

SUMMARY -- INDEX 400 MID-CAP PORTFOLIO

The following is added as a new paragraph following the first paragraph on page
6:

Index 400 Mid-Cap Portfolio offers two classes of shares: Class 1 and Class 2. Class 1 commenced operations on November 6, 2007 and therefore has no performance history. Both classes of shares will be invested in the same portfolio of securities and will have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. The performance shown in the Prospectus for Index 400 Mid-Cap Portfolio is for Class 2 and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 would have been somewhat greater than the returns shown for Index 400 Mid-Cap Portfolio in the Prospectus.

The text on page 7, starting with "Fees and Expenses," is replaced by the following:

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Index 400 Mid-Cap Portfolio. This table describes the fees and expenses that investors pay if they buy and hold Class 1 shares of the Portfolio but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.15

     Other Expenses                                         %   0.16

     Acquired Fund Fees and Expenses(a)                     %   0.01

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.32

     (a) In accordance with the Portfolio's investment objectives, policies and practices (see discussion in the Prospectus), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses may not equal the expense ratios included in the Financial Highlights below or in the Fund's most recent Annual Report.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Class 1 shares of the Portfolio with the cost of investing in other investment companies.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $33        102       179       403

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

SUMMARY -- INDEX 500 PORTFOLIO

The following is added as a new paragraph following the first paragraph on page
9:

Index 500 Portfolio offers two classes of shares: Class 1 and Class 2. Class 1 commenced operations on November 6, 2007 and therefore has no performance history. Both classes of shares will be invested in the same portfolio of securities and will have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. The performance shown in the Prospectus for Index 500 Portfolio is for Class 2 and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 would have been somewhat greater than the returns shown for Index 500 Portfolio in the Prospectus.

The text on page 10, starting with "Fees and Expenses," is replaced by the following:

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Index 500 Portfolio. This table describes the fees and expenses that investors pay if they buy and hold Class 1 shares of the Portfolio but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.15

     Other Expenses                                         %   0.09

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.24

EXAMPLE. This example is intended to help investors compare the costs of investing in the Class 1 shares of the Portfolio with the cost of investing in other investment companies.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. It does not reflect the effect of any fee or expense waivers. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $25        78        136       307

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

SUMMARY -- INTERNATIONAL BOND PORTFOLIO

The following is added as a new paragraph following the first paragraph on page 12:

International Bond Portfolio offers two classes of shares: Class 1 and Class 2. Class 1 commenced operations on November 6, 2007 and therefore has no performance history. Both classes of shares will be invested in the same portfolio of securities and will have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. The performance shown in the Prospectus for International Bond Portfolio is for Class 2 and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 would have been somewhat greater than the returns shown for International Bond Portfolio in the Prospectus.

The text on page 13, starting with "Fees and Expenses," is replaced by the following:

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the International Bond Portfolio. This table describes the fees and expenses that investors pay if they buy and hold Class 1 shares of the Portfolio but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.60

     Other Expenses(a)                                      %   0.40

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(A)           %   1.00

     (a) The Portfolio's expenses have been restated, based upon historical figures, to reflect the higher expenses expected to be incurred by the Portfolio as a result of a change in the Fund's expense allocation methodology to be effective January 1, 2008.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Class 1 shares of the Portfolio with the cost of investing in other investment companies.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $102        319       554      1,228

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

SUMMARY -- MORTGAGE SECURITIES PORTFOLIO

The following is added as a new paragraph following the first paragraph on page 21:

Mortgage Securities Portfolio offers two classes of shares: Class 1 and Class 2. Class 1 commenced operations on November 6, 2007 and therefore has no performance history. Both classes of shares will be invested in the same portfolio of securities and will have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. The performance shown in the Prospectus for Mortgage Securities Portfolio is for Class 2 and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 would have been somewhat greater than the returns shown for Mortgage Securities Portfolio in the Prospectus.

The text on page 22, starting with "Fees and Expenses," is replaced by the following:

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Mortgage Securities Portfolio. This table describes the fees and expenses that investors pay if they buy and hold Class 1 shares of the Portfolio but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.40

     Other Expenses                                         %   0.11

     Acquired Fund Fees and Expenses (a)                    %   0.01

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.52

     (a) In accordance with the Portfolio's investment objectives, policies and practices (see discussion in the Prospectus), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses may not equal the expense ratios included in the Financial Highlights below or in the Fund's most recent Annual Report.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Class 1 shares of the Portfolio with the cost of investing in other investment companies.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $53        166       289       649

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

SUMMARY -- REAL ESTATE SECURITIES PORTFOLIO

The following is added as a new paragraph following the first paragraph on page 24:

Real Estate Securities Portfolio offers two classes of shares: Class 1 and Class
2. Class 1 commenced operations on November 6, 2007 and therefore has no performance history. Both classes of shares will be invested in the same portfolio of securities and will have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. The performance shown in the Prospectus for Real

Estate Securities Portfolio is for Class 2 and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 would have been somewhat greater than the returns shown for Real Estate Securities Portfolio in the Prospectus.

The text on page 25, starting with "Fees and Expenses," is replaced by the following:

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Real Estate Securities Portfolio. This table describes the fees and expenses that investors pay if they buy and hold Class 1 shares of the Portfolio but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.70

     Other Expenses                                         %   0.15

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.85

EXAMPLE. This example is intended to help investors compare the costs of investing in the Class 1 shares of the Portfolio with the cost of investing in other investment companies.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $87        272       473      1,052

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

INVESTING IN THE FUND -- DISTRIBUTION FEES

The first paragraph on page 29, titled "Distribution Fees," is replaced by the following:

The Fund has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its Money Market Portfolio ("Covered Portfolios"). THE RULE 12B-1 DISTRIBUTION PLAN DOES NOT COVER THE CLASS 1 SHARES OR THE MATURING GOVERNMENT BOND 2010 PORTFOLIO. Each Covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Covered Portfolio's assets on an on-going basis, which affects the Covered Portfolio's share price, and, over time, increases the cost of an investment in the Covered Portfolio. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Covered Portfolio more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial Services, Inc. (Securian Financial) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Portfolio's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain administrative or other non-distribution services as provided for in the Distribution Plan.

INVESTING IN THE FUND -- PAYMENTS TO INSURANCE COMPANIES

The second paragraph on page 29, titled "Payments to Insurance Companies," is replaced by the following:

Minnesota Life, or another life insurance company issuing variable life insurance policies or variable annuity contracts that invest in the Fund's Portfolios, may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Advantus Capital may make other payments to insurance companies that are intended to compensate such companies for costs of various administrative support services they perform in connection with variable life insurance policies and variable annuity contracts that invest in the Fund's Portfolios. These services may indirectly benefit the Fund and the fees paid by Advantus Capital are in addition to any fees that may be paid by the Fund for these or other types of services. Advantus Capital currently makes such payments to Minnesota Life in amounts based on a percentage of the average daily net asset value of shares of certain Portfolios held in connection with certain Minnesota Life variable life insurance policies and variable annuity contracts. Payments in connection with such policies and contracts are equal to .10% per annum for Class 1 and Class 2 shares of the Real Estate Securities Portfolio, and .05% per annum for Class 1 and Class 2 shares of the Bond, Mortgage Securities, Index 400 Mid-Cap and Index 500 Portfolios, except for a payment equal to .10% per annum for Class 1 shares of the Index 500 Portfolio held in connection with a designated policy. The amount of any payments described in this paragraph is determined by Advantus Capital, and all such amounts are paid out of Advantus Capital's available assets and not by the Fund. As a result, the total expense ratio of any Portfolio will not be affected by any such payments.

EXCHANGING SHARES

The first paragraph on page 50, titled "Generally," is replaced by the following:

GENERALLY. Owners of the variable life insurance policies and variable annuity contracts who invest in the Fund may exchange Class 1 shares of a Portfolio for Class 1 shares of other Portfolios (or for the Money Market or Maturing Government Bond Portfolios). Shares in the Money Market or Maturing Government Bond Portfolios acquired in an exchange for Class 1 shares may be re-exchanged for Class 1 shares. Class 1 shares cannot be exchanged for Class 2 shares. Such exchanges are also subject to both the limitations described below and the terms and any specific limitations on the exchange or "transfer" privilege described in the accompanying prospectus for those policies or contracts. An exchange will be made on the basis of the respective Portfolio's relative net asset value per Class 1 share (or the Money Market or Maturing Government Bond Portfolios' net asset value per share).

FINANCIAL HIGHLIGHTS

The following is added as a new paragraph following the first paragraph on page 54:

Bond Portfolio, Index 400 Mid-Cap Portfolio, Index 500 Portfolio, International Bond Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio each offer two classes of shares: Class 1 and Class 2. Class 1 of each such Portfolio commenced operations on November 6, 2007 and therefore has no performance history. With respect to each such Portfolio, both classes of shares will be invested in the same portfolio of securities and will have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. The Financial Highlights shown in the Prospectus for each of these Portfolios is for Class 2 and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 of each such Portfolio would have been somewhat greater than the returns shown in the Prospectus.

The following is added to the Financial Highlights tables for each corresponding
Portfolio:

                                                           Period from January 1, 2007 to June 30, 2007
                                                                            (unaudited)
                                                                       Money        Mortgage
                                                           Bond        Market      Securities   Index 500
---------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period            $       1.54        1.00          1.52         4.59
                                                          -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                 .04         .02           .04          .03
        Net Gains (Losses) on Securities
         (Both Realized and Unrealized)                      (.02)         --          (.02)         .28
                                                          -----------------------------------------------
           Total from Investment Operations                   .02         .02           .02          .31
                                                          -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                   --        (.02)           --           --
                                                          -----------------------------------------------
           Total Distributions                                 --        (.02)           --           --
                                                          -----------------------------------------------
     Net Asset Value, End of Period                  $       1.56        1.00          1.54         4.90
                                                          ===============================================
     Total Return (a)                                %        .90        2.32          1.33         6.69
     Net Assets, End of Period (in thousands)        $    383,641     116,202       192,011      669,023
     Ratio of Expenses to Average Daily Net
      Assets (b)                                     %        .72         .68           .75          .47
     Ratio of Net Investment Income to Average
      Daily Net Assets (b)                           %       5.16        4.64          5.59         1.47
     Portfolio Turnover Rate (excluding
      short-term securities)                         %       49.3          --         48.99          1.3

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return has not been annualized.
     (b) Adjusted to an annual basis.

                                                             Period from January 1, 2007 to June 30, 2007
                                                                              (unaudited)
                                                          Maturing
                                                         Government                    Index         Real
                                                            Bond      International     400         Estate
                                                            2010          Bond        Mid-Cap     Securities
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period           $        1.61           1.38        1.84        2.86
                                                         -----------------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                 .02            .02         .01         .03
        Net Gains (Losses) on Securities
         (Both Realized and Unrealized)                      (.01)          (.04)        .21        (.21)
                                                         -----------------------------------------------------
           Total from Investment Operations                   .01           (.02)        .22        (.18)
                                                         -----------------------------------------------------
     Net Asset Value, End of Period                 $        1.62           1.36        2.06        2.68
                                                         =====================================================
     Total Return (a)                               %         .43          (1.35)      11.70       (6.38)
     Net Assets, End of Period (in thousands)       $       4,130         67,594      166,615    137,232
     Ratio of Expenses to Average Daily Net
      Assets (b)                                    %        2.95           1.16         .52        1.07
     Ratio of Net Investment Income to Average
      Daily Net Assets (b)                          %        2.53           2.24        1.33        2.08
     Portfolio Turnover Rate (excluding
      short-term securities)                        %         0.0           89.5         9.3        16.9

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return has not been annualized.
     (b) Adjusted to an annual basis.

Investment Company Act No. 811-4279

                           ADVANTUS SERIES FUND, INC.

Supplement (for Class 2 shares) dated November 6, 2007, to the Prospectus dated May 1, 2007

(now deemed to be dated November 6, 2007)

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference with respect to the Class 2 shares of the Fund.

The first page following the cover page (preceding the Table of Contents) is replaced in its entirety with the following:

ADVANTUS SERIES FUND, INC.

Advantus Series Fund, Inc. (Fund) is a Minnesota corporation with various investment portfolios that are each operated as mutual funds (the Portfolios). The Portfolios are as follows:

   - Bond Portfolio

   - Index 400 Mid-Cap Portfolio

   - Index 500 Portfolio

   - International Bond Portfolio

   - Maturing Government Bond 2010 Portfolio (with a maturity date of 2010)

   - Money Market Portfolio

   - Mortgage Securities Portfolio

   - Real Estate Securities Portfolio

The Fund has issued a separate series of its common stock for each Portfolio. Each Portfolio currently offers its shares in two classes (Class 1 and Class 2), except that Maturing Government Bond 2010 Portfolio and Money Market Portfolio each offer shares in only one class.

Different expenses apply to the Class 1 and Class 2 shares. This Prospectus Supplement, which includes and should be read together with the Prospectus dated May 1, 2007 (the Prospectus), relates to the Class 2 shares and to the Maturing Government Bond 2010 Portfolio and Money Market Portfolio only and provides investors information about the Fund and each Portfolio that investors should know before investing. Information in the Prospectus is applicable to Class 2 shares and to Maturing Government Bond 2010 Portfolio and Money Market Portfolio except to the extent revised by this Prospectus Supplement.

SUMMARY -- INTERNATIONAL BOND PORTFOLIO

The text on page 13, starting with "Fees and Expenses," is replaced by the following:

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the International Bond Portfolio. This table describes the fees and expenses that investors pay if they buy and hold Class 2 shares of the Portfolio but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable
F66942

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.60

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses (a)                                     %   0.40

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (A)          %   1.25

     (a) The Portfolio's expenses have been restated, based upon historical figures, to reflect the higher expenses expected to be incurred by the Portfolio as a result of a change in the Fund's expense allocation methodology to be effective January 1, 2008.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Class 2 shares of the Portfolio with the cost of investing in other investment companies.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $128        398       687      1,515

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

INVESTING IN THE FUND -- PAYMENTS TO INSURANCE COMPANIES

The second paragraph on page 29, titled "Payments to Insurance Companies," is replaced by the following:

Minnesota Life, or another life insurance company issuing variable life insurance policies or variable annuity contracts that invest in the Fund's Portfolios, may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Advantus Capital may make other payments to insurance companies that are intended to compensate such companies for costs of various administrative support services they perform in connection with variable life insurance policies and variable annuity contracts that invest in the Fund's Portfolios. These services may indirectly benefit the Fund and the fees paid by Advantus Capital are in addition to any fees that may be paid by the Fund for these or other types of services. Advantus Capital currently makes such payments to Minnesota Life in amounts based on a percentage of the average daily net asset value of shares of certain Portfolios held in connection with certain Minnesota Life variable life insurance policies and variable annuity contracts. Payments in connection with such policies and contracts are equal to .10% per annum for Class 1 and Class 2 shares of the Real Estate Securities Portfolio, and .05% per annum for Class 1 and Class 2 shares of the Bond, Mortgage Securities, Index 400 Mid-Cap and Index 500 Portfolios, except for a payment equal to .10% per annum for Class 1 shares of the Index 500 Portfolio held in connection with a designated policy. The amount of any payments described in this paragraph is determined by Advantus Capital, and all such amounts are paid out of Advantus Capital's available assets and not by the Fund. As a result, the total expense ratio of any Portfolio will not be affected by any such payments.

EXCHANGING SHARES

The first paragraph on page 50, titled "Generally," is replaced by the following:

GENERALLY. Owners of the variable life insurance policies and variable annuity contracts who invest in the Fund may exchange Class 2 shares of a Portfolio for Class 2 shares of other Portfolios (or for the Money Market or Maturing Government Bond Portfolios). Shares in the Money Market or Maturing Government Bond Portfolios acquired in an exchange for Class 2 shares may be re-exchanged for Class 2 shares. Class 2 shares cannot be exchanged for Class 1 shares. Such exchanges are also subject to both the limitations described below and the terms and any specific limitations on the exchange or "transfer" privilege described in the accompanying prospectus for those policies or contracts. An exchange will be made on the basis of the respective Portfolio's relative net asset value per Class 2 share (or the Money Market or Maturing Government Bond Portfolios' net asset value per share).

FINANCIAL HIGHLIGHTS

The following is added to the Financial Highlights tables for each corresponding
Portfolio:

                                                           Period from January 1, 2007 to June 30, 2007
                                                                            (unaudited)
                                                                       Money        Mortgage
                                                           Bond        Market      Securities   Index 500
---------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period            $       1.54        1.00          1.52         4.59
                                                          -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                 .04         .02           .04          .03
        Net Gains (Losses) on Securities
         (Both Realized and Unrealized)                      (.02)         --          (.02)         .28
                                                          -----------------------------------------------
           Total from Investment Operations                   .02         .02           .02          .31
                                                          -----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                   --        (.02)           --           --
                                                          -----------------------------------------------
           Total Distributions                                 --        (.02)           --           --
                                                          -----------------------------------------------
     Net Asset Value, End of Period                  $       1.56        1.00          1.54         4.90
                                                          ===============================================
     Total Return (a)                                %        .90        2.32          1.33         6.69
     Net Assets, End of Period (in thousands)        $    383,641     116,202       192,011      669,023
     Ratio of Expenses to Average Daily Net
      Assets (b)                                     %        .72         .68           .75          .47
     Ratio of Net Investment Income to Average
      Daily Net Assets (b)                           %       5.16        4.64          5.59         1.47
     Portfolio Turnover Rate (excluding
      short-term securities)                         %       49.3          --         48.99          1.3

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return has not been annualized.
     (b) Adjusted to an annual basis.

                                                              Period from January 1, 2007 to June 30, 2007
                                                                              (unaudited)
                                                          Maturing
                                                         Government                    Index        Real
                                                            Bond      International     400        Estate
                                                            2010          Bond        Mid-Cap    Securities
---------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period           $        1.61           1.38         1.84        2.86
                                                         ------------------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                 .02            .02          .01         .03
        Net Gains (Losses) on Securities
         (Both Realized and Unrealized)                      (.01)          (.04)         .21        (.21)
                                                         ------------------------------------------------------
           Total from Investment Operations                   .01           (.02)         .22        (.18)
                                                         ------------------------------------------------------
     Net Asset Value, End of Period                 $        1.62           1.36         2.06        2.68
                                                         ======================================================
     Total Return (a)                               %         .43          (1.35)       11.70       (6.38)
     Net Assets, End of Period (in thousands)       $       4,130         67,594      166,615     137,232
     Ratio of Expenses to Average Daily Net
      Assets (b)                                    %        2.95           1.16          .52        1.07
     Ratio of Net Investment Income to Average
      Daily Net Assets (b)                          %        2.53           2.24         1.33        2.08
     Portfolio Turnover Rate (excluding
      short-term securities)                        %         0.0           89.5          9.3        16.9

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return has not been annualized.
     (b) Adjusted to an annual basis.

Investment Company Act No. 811-4279

                                                      [ADVANTUS LOGO]

                                           ADVANTUS SERIES FUND, INC.

                                         Prospectus dated May 1, 2007

                            As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Fund's securities. It is a criminal offense to state otherwise.

ADVANTUS SERIES FUND, INC.

Advantus Series Fund, Inc. (Fund) is a Minnesota corporation with various investment portfolios that are each operated as mutual funds (the Portfolios). The Portfolios are as follows:

   - Bond Portfolio

   - Index 400 Mid-Cap Portfolio

   - Index 500 Portfolio

   - International Bond Portfolio

   - Maturing Government Bond 2010 Portfolio (with a maturity date of 2010)

   - Money Market Portfolio

   - Mortgage Securities Portfolio

   - Real Estate Securities Portfolio

The Fund has issued a separate series of its common stock for each Portfolio. This prospectus provides investors information about the Fund and each Portfolio that investors should know before investing.

TABLE OF CONTENTS

                                                                       Page No.
SUMMARY .............................. ...............................        1
          Bond Portfolio..............................................        2
          Index 400 Mid-Cap Portfolio.................................        5
          Index 500 Portfolio.........................................        8
          International Bond Portfolio................................       11
          Maturing Government Bond 2010 Portfolio.....................       14
          Money Market Portfolio......................................       17
          Mortgage Securities Portfolio...............................       20
          Real Estate Securities Portfolio............................       23
INVESTING IN THE FUND ....................... ........................       26
          Managing the Portfolios.....................................       26
          Advisory Fees...............................................       28
          Distribution Fees...........................................       29
          Payments to Insurance Companies.............................       29
          Investment Objective, Policies and Practices................       29
               Bond Portfolio.........................................       29
               Index 400 Mid-Cap Portfolio............................       32
               Index 500 Portfolio....................................       33
               International Bond Portfolio...........................       34
               Maturing Government Bond 2010 Portfolio................       36
               Money Market Portfolio.................................       37
               Mortgage Securities Portfolio..........................       39
               Real Estate Securities Portfolio.......................       41
               Investment Practices Common to the Portfolios..........       43
               Portfolio Turnover.....................................       43
          Defining Risks..............................................       44
BUYING AND SELLING SHARES ..................... ......................       49
          Buying Shares...............................................       49
          Selling Shares..............................................       50
          Exchanging Shares...........................................       50
GENERAL INFORMATION ........................ .........................       52
          Dividends and Capital Gains Distributions...................       52
          Taxes.......................................................       52
          Mixed and Shared Funding....................................       52
FINANCIAL HIGHLIGHTS ........................ ........................       54
SERVICE PROVIDERS ......................... ..........................       62
ADDITIONAL INFORMATION ABOUT THE FUND ............... ................       63

                                                     TABLE OF CONTENTS         i

                 (This page has been left blank intentionally.)

                                    SUMMARY

Advantus Series Fund, Inc. (the Fund) consists of various investment portfolios (except International Bond Portfolio) that are each open-end, diversified investment companies (i.e. mutual funds). International Bond Portfolio is an open-end, non-diversified investment company. The Portfolios offer investors a variety of investment objectives. Portfolio shares are not offered directly to the public. Portfolio shares are sold to Minnesota Life Insurance Company (Minnesota Life) in connection with its variable life insurance policies and variable annuity contracts. Portfolio shares are also offered to certain other life insurance companies, including but not limited to life insurance affiliates of Minnesota Life, and may also be offered to certain qualified plans.

This section gives investors a brief summary of each Portfolio's investment objective, policies and main risks, as well as performance and financial information. More detailed information about each Portfolio follows this summary. Keep in mind that an investment in each Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in a Portfolio. An investor should also note that if a Portfolio makes frequent changes in its investment portfolio securities, such changes may result in higher Portfolio costs and may adversely affect an investor's return.

                                                               SUMMARY         1

BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

The Portfolio invests in a variety of investment-grade debt securities. These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. In selecting securities, the Portfolio's investment adviser considers factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CALL RISK - the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.

   - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Bond Portfolio").

   - LIQUIDITY RISK - the risk that the debt securities or fixed income obligations purchased by the Portfolio, including restricted securities determined by the Portfolio's investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

   - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - SHORT-TERM TRADING RISK - the risk that the Portfolio may trade securities frequently and hold securities for one year or less, which will increase the Portfolio's transaction costs.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 2      SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Bond Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'97                                                                               9.42
'98                                                                               6.08
'99                                                                              -2.73
'00                                                                              10.44
'01                                                                               7.90
'02                                                                              10.50
'03                                                                               5.35
'04                                                                               4.98
'05                                                                               2.44
'06                                                                               4.66

Best Quarter:          (Q3'01)   4.85%
Worst Quarter:         (Q2'04)  -2.52%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2006)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Bond Portfolio                           %     4.66     5.55       5.83
     Lehman Brothers Aggregate Bond Index           4.33     5.06       6.24

                                                               SUMMARY         3

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Bond Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.40

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.09

     Acquired Fund Fees and Expenses (a)                    %   0.01

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.75

     (a) In accordance with the Portfolio's investment objectives, policies and practices (see discussion below), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses as reported in this table may not equal the expense ratios included in the "Financial Highlights" below or in the Fund's most recent Annual Report.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $76        239       415       927

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 4      SUMMARY

INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

The Portfolio invests its assets in all of the common stocks included in the S&P
400. At March 31, 2007, the market capitalizations of companies included in the S&P 400 ranged from $1 billion to $4.5 billion.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 400 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 400, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                               SUMMARY         5

PORTFOLIO PERFORMANCE. The following bar chart and table show Index 400 Mid-Cap Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one and five year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              16.68
'99                                                                              15.96
'00                                                                              16.05
'01                                                                              -1.07
'02                                                                             -15.03
'03                                                                              34.59
'04                                                                              15.73
'05                                                                              11.96
'06                                                                               9.78

Best Quarter:          (Q4'98)   26.59%
Worst Quarter:         (Q3'02)  -16.66%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2006)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Index 400 Mid-Cap Portfolio
      (inception 10/1/97)                    %     9.78    10.22       10.55
     S&P 400 MidCap Index                         10.32    10.87       11.33

        SUMMARY
 6

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Index 400 Mid-Cap Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.15

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.16

     Acquired Fund Fees and Expenses (a)                    %   0.01

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.57

     (a) In accordance with the Portfolio's investment objectives, policies and practices (see discussion below), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses as reported in this table may not equal the expense ratios included in the "Financial Highlights" below or in the Fund's most recent Annual Report.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $58        182       317       711

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                               SUMMARY         7

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

The Portfolio invests its assets in all of the common stocks included in the S&P 500.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - INDEX PERFORMANCE RISK - the risk that the Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 8      SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Index 500 Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[BAR GRAPHIC]

'97                                                                              32.36
'98                                                                              27.99
'99                                                                              20.28
'00                                                                              -9.39
'01                                                                             -12.25
'02                                                                             -22.37
'03                                                                              28.04
'04                                                                              10.39
'05                                                                               4.43
'06                                                                              15.23

Best Quarter:          (Q4'98)    21.29%
Worst Quarter:         (Q3'02)   -17.27%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2006)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Index 500 Portfolio                      %    15.23      5.72      7.90
     S&P 500
      (as adjusted for dividend
      reinvestment)                                15.79      6.19      8.42

                                                               SUMMARY         9

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Index 500 Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.15

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.09

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.49

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $50        158       275       618

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 10     SUMMARY

INTERNATIONAL BOND PORTFOLIO

International Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

The Portfolio invests mainly in a variety of investment-grade debt securities issued by foreign issuers. These debt securities include, among other things, debt obligations issued or guaranteed by foreign governments or any of their agencies or instrumentalities, debt obligations issued or guaranteed by supranational organizations established or supported by foreign governments and debt obligations issued by foreign companies. In addition, the Portfolio may invest up to 20% of its net assets in U.S. debt obligations issued or guaranteed by the U.S. government.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CALL RISK - the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.

   - CURRENCY RISK - the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities.

   - DIVERSIFICATION RISK - the risk that, because the Portfolio may invest more than 5% of its total assets in the securities of a single issuer, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a more diversified investment portfolio.

   - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

   - FOREIGN SECURITIES RISK - the risk that the value of foreign companies or foreign government securities may be subject to greater volatility than domestic securities due to additional factors related to investing in foreign securities.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - International Bond Portfolio").

   - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - SHORT-TERM TRADING RISK - the risk that the Portfolio may trade securities frequently and hold securities for one year or less, which will increase the Portfolio's transaction costs.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         11

PORTFOLIO PERFORMANCE. The following bar chart and table show International Bond Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one and five year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'98                                                                              16.18
'99                                                                              -7.81
'00                                                                               1.42
'01                                                                              -1.51
'02                                                                              17.94
'03                                                                              20.25
'04                                                                              11.43
'05                                                                              -8.91
'06                                                                               3.99

Best Quarter:          (Q2'02)    10.62%
Worst Quarter:         (Q1'05)    -3.80%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2006)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     International Bond Portfolio
      (inception 10/1/97)                    %     3.99     8.40       5.23
     Citigroup Non-U.S. World Government
      Bond Index (formerly known as the
      Salomon Brothers Non-U.S. World
      Government Bond Index)                       6.94     9.50       5.43

        SUMMARY
 12

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the International Bond Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.60

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.31

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   1.16

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $119        369       640      1,413

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         13

MATURING GOVERNMENT BOND 2010 PORTFOLIO

The Maturing Government Bond 2010 Portfolio seeks as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date.

The Portfolio primarily invests in debt securities issued by the United States Treasury that are stripped of their unmatured interest coupons, and in receipts and certificates for stripped debt obligations and stripped interest coupons. In addition, the Portfolio may purchase other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by trusts where payment of principal and interest is guaranteed by the U.S. and by other government corporations. The Portfolio will mature on a specific target date. The current target maturity date is September 2010. On the target date, the Portfolio will be converted to cash and reinvested, at the direction of the investor, in another investment option available in the investor's variable life insurance policy or variable annuity contract (Variable Contract). If the investor does not provide reinvestment instructions, then the proceeds will automatically be invested in the Money Market Portfolio in accordance with the terms of the Variable Contract.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CREDIT RISK - the risk that an issuer of a fixed income obligation will not make payments on the obligation when due (note: since the payment of principal on Portfolio securities is backed by the full faith and credit of the United States, this risk is less pervasive than other fixed income-oriented mutual funds).

   - INTEREST RATE RISK - the risk that the value of a debt security will decline due to changes in market interest rates (note: interest rate risk will affect the value of any of the Portfolio's zero coupon securities if the Portfolio desires to redeem a security prior to the security's maturity date. Otherwise, the Portfolio will receive the stated return from a zero coupon security upon maturity that will not be affected by changes in prevailing market interest rates). If an investor redeems Portfolio shares prior to the Portfolio's maturity target date, then the value of such Portfolio shares may be affected by interest rate risk.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 14     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Maturing Government Bond 2010 Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how such Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'97                                                                              17.87
'98                                                                              14.28
'99                                                                             -11.54
'00                                                                              21.36
'01                                                                               4.96
'02                                                                              18.85
'03                                                                               2.75
'04                                                                               3.31
'05                                                                              -0.03
'06                                                                               0.45

Best Quarter:          (Q3'02)    11.47%
Worst Quarter:         (Q1'99)    -4.92%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2006)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     2010 Portfolio                           %      .45     4.85       6.76
     Ryan Labs, Inc. September 2010 Index
      of U.S. Treasury Strips                       3.44     6.23       7.57

                                                              SUMMARY         15

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Maturing Government Bond 2010 Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)

--------------------------------------------------------------------
     Management Fees                                        %   0.25

     Other Expenses                                         %   2.63

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   2.88

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

    1 Year   3 Years   5 Years   10 Years
     $291      892      1,519     3,205

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 16     SUMMARY

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

The Portfolio invests in a variety of U.S. dollar denominated money market securities, which may include shares of other money market funds.

Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CREDIT RISK - the risk that an issuer of a debt security or other fixed income obligation will not make payments on the security or obligation when due.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INFLATION RISK - the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the Portfolio's dividends.

   - INTEREST RATE RISK - the risk that the value of a fixed income obligation will decline due to changes in market interest rates.

   - LIQUIDITY RISK - the risk that the debt securities or fixed income obligations purchased by the Portfolio, including restricted securities determined by the Portfolio's investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         17

PORTFOLIO PERFORMANCE. The following bar chart and table show Money Market Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows the Portfolio's average annual return over a one, five and ten year period. The chart and table assume reinvestment of dividends. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'97                                                                              5.11
'98                                                                              4.97
'99                                                                              4.71
'00                                                                              5.96
'01                                                                              3.75
'02                                                                              1.28
'03                                                                              0.61
'04                                                                              0.74
'05                                                                              2.43
'06                                                                              4.36

Best Quarter:          (Q4'00)    1.56%
Worst Quarter:         (Q2'04)     .10%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2006)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Money Market Portfolio                   %     4.36     1.88       3.38

An investor may obtain up-to-date information about the Portfolio's seven-day current yield and seven-day effective yield by calling Minnesota Life at (800) 995-3850.

 18     SUMMARY

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Money Market Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                        %   0.30

     Rule 12b-1 Fees                                        %   0.25

     Other Expenses                                         %   0.16

     Acquired Fund Fees and Expenses (a)                    %   0.01

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES              %   0.72

     (a) In accordance with the Portfolio's investment objectives, policies and practices (see discussion below), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses as reported in this table may not equal the expense ratios included in the "Financial Highlights" below or in the Fund's most recent Annual Report.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $73        229       399       891

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         19

MORTGAGE SECURITIES PORTFOLIO

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

The Portfolio invests in mortgage-related securities. The Portfolio invests a major portion of its assets in investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities. In selecting securities, the Portfolio's investment adviser considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions and interest rates.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CALL RISK - the risk that callable securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - CONCENTRATION RISK - the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Portfolio concentrates its investments in the mortgage and mortgage-finance industry.

   - CREDIT RISK - the risk that an issuer of a mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due.

   - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

   - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INTEREST RATE RISK - the risk that the value of a mortgage-backed security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Mortgage Securities Portfolio").

   - LIQUIDITY RISK - the risk that mortgage-related securities purchased by the Portfolio, including restricted securities determined by the Portfolio's investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

   - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

   - SHORT-TERM TRADING RISK - the risk that the Portfolio may trade securities frequently and hold securities for one year or less, which will increase the Portfolio's transaction costs.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

 20     SUMMARY

PORTFOLIO PERFORMANCE. The following bar chart and table show Mortgage Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[LINE GRAPHIC]

'97                                                                              9.14
'98                                                                              6.57
'99                                                                              1.99
'00                                                                             11.80
'01                                                                              9.04
'02                                                                              9.66
'03                                                                              4.15
'04                                                                              4.81
'05                                                                              2.88
'06                                                                              5.34

Best Quarter:          (Q3'01)   4.66%
Worst Quarter:         (Q2'04)  -1.36%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2006)
--------------------------------------------------------------------------------

                                                   1 Year   5 Years   10 Years
------------------------------------------------------------------------------
     Mortgage Securities Portfolio            %     5.34     5.34       6.49
     Lehman Brothers Mortgage-Backed
      Securities Index                              5.22     4.85       6.16

                                                              SUMMARY         21

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Mortgage Securities Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


------------------------------------------------------------------------
     Management Fees                                            %   0.40

     Rule 12b-1 Fees                                            %   0.25

     Other Expenses                                             %   0.11

     Acquired Fund Fees and Expenses (a)                        %   0.01

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                  %   0.77

     (a) In accordance with the Portfolio's investment objectives, policies and practices (see discussion below), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses as reported in this table may not equal the expense ratios included in the "Financial Highlights" below or in the Fund's most recent Annual Report.

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
       $78        245       426       951

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

 22     SUMMARY

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

The Portfolio invests its assets primarily in real estate and real estate-related securities. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) or Real Estate Operating Companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions, including the requirement that it distributes at least 90% of its taxable income. A REOC is a corporation that also invests in fee or leasehold ownership of real estate or mortgages, but may also invest directly in other businesses that are either related or unrelated to the ownership of real estate. In selecting securities, the Portfolio's investment adviser considers factors such as a company's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

   - CONCENTRATION RISK - the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry The Portfolio concentrates its investments in the real estate and real estate related industry.

   - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

   - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

   - REAL ESTATE RISK - the risk that the value of the Portfolio's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.

   - REIT-RELATED RISK - the risk that the value of the Portfolio's equity securities issued by REITs will be adversely affected by changes in the value of the underlying property or by the loss of the REIT's favorable tax status.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                              SUMMARY         23

PORTFOLIO PERFORMANCE. The following bar chart and table show Real Estate Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one and five year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)
--------------------------------------------------------------------------------
[BAR GRAPHIC]

'99                                                                              -3.89
'00                                                                              25.61
'01                                                                              10.03
'02                                                                               6.97
'03                                                                              42.21
'04                                                                              35.52
'05                                                                              11.08
'06                                                                              30.63

Best Quarter:          (Q4'04)    18.13%
Worst Quarter:         (Q3'99)   -10.30%

   AVERAGE ANNUAL TOTAL RETURN
   (FOR PERIODS ENDING DECEMBER 31, 2006)
--------------------------------------------------------------------------------

                                                                       From
                                                  1 Year   5 Years   Inception
------------------------------------------------------------------------------
     Real Estate Securities Portfolio
      (inception 5/1/98)                     %    30.63     24.50      15.09
     Dow Jones Wilshire Real Estate
      Securities Index                            35.67     23.99      15.62

        SUMMARY
 24

FEES AND EXPENSES. Investors pay fees and expenses in connection with investing in the Real Estate Securities Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

          SHAREHOLDER FEES

          (fees paid directly from an investment in the Portfolio)
          ----------------------------------------------------------------------
              Not Applicable

          ANNUAL PORTFOLIO OPERATING EXPENSES

          (expenses that are deducted from Portfolio assets)


--------------------------------------------------------------------
     Management Fees                                       %    0.70

     Rule 12b-1 Fees                                       %    0.25

     Other Expenses                                        %    0.15

     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES             %    1.10

EXAMPLE. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

     1 Year     3 Years   5 Years   10 Years
      $112        351       608      1,343

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

                                                              SUMMARY         25

                             INVESTING IN THE FUND

MANAGING THE PORTFOLIOS

ADVANTUS CAPITAL. The investment adviser of each of the Portfolios is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101, which has managed the Fund's assets since May 1, 1997. Since its inception in 1994, Advantus Capital has also managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life), and has provided investment sub-advisory services for various unaffiliated mutual funds. Advantus Capital manages the Fund's investments and furnishes all necessary office facilities, equipment and personnel for servicing the Fund's investments. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life serves as administrative services agent to the Fund.

The Fund and Advantus Capital have obtained an exemptive order from the SEC allowing them to use a "manager of managers" strategy related to management of the Fund. Under this strategy, Advantus Capital may select new Portfolio investment sub-advisers upon the approval of the Fund's Board of Directors and without shareholder approval. Advantus Capital may change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any investment sub-adviser changes. In any event, Fund shareholders may terminate investment sub-adviser arrangements upon a vote of the majority of the applicable outstanding Portfolio shares. Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement and retains ultimate responsibility for the investment performance of each Portfolio employing a sub-adviser. Investors in the Fund (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life or other life insurance companies to which the Fund has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of a Portfolio's assets or select one or more sub-advisers to achieve that Portfolio's investment objective.

The investment sub-adviser of the International Bond Portfolio is Augustus Asset Managers Limited (AAML), Bevis Marks House, 24 Bevis Marks, London, EC3A 7NE, England. Prior to January 11, 2007, AAML's name was Julius Baer Investments Limited. AAML provides investment advice and generally conducts the investment management program for the International Bond Portfolio.

PORTFOLIO MANAGERS. The following persons serve as the primary portfolio managers for the Portfolios (the Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund):

                         PORTFOLIO MANAGER      PRIMARY PORTFOLIO
     PORTFOLIO               AND TITLE            MANAGER SINCE     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
     Bond             Christopher R. Sebald     August 14, 2003     Senior Vice President and Lead Portfolio
                      Portfolio Manager                             Manager, Total Return Fixed Income,
                                                                    Advantus Capital, since August 2003;
                                                                    Senior Vice President and Portfolio
                                                                    Manager, AEGON USA Investment Management,
                                                                    July 2000 through July 2003

 26     INVESTING IN THE FUND

                         PORTFOLIO MANAGER      PRIMARY PORTFOLIO
     PORTFOLIO               AND TITLE            MANAGER SINCE     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
     Bond             Thomas B. Houghton        April 29, 2005      Vice President and Portfolio Manager,
                      Portfolio Manager                             Total Return Fixed Income, Advantus
                                                                    Capital, since August 2003; Senior
                                                                    Investment Officer, Advantus Capital,
                                                                    April 2002 to August 2003; Senior
                                                                    Securities Analyst, Public Corporate
                                                                    Bonds, American Express, July 2001 through
                                                                    March 2002
                      David W. Land             April 29, 2005      Vice President and Portfolio Manager,
                      Portfolio Manager                             Total Return, Advantus Capital; Senior
                                                                    Analyst, AXA Investment Managers North
                                                                    America, Inc., August 2003 through April
                                                                    2004; Senior Investment Officer, Advantus
                                                                    Capital, July 2000 through July 2003

     Index 400        James P. Seifert          June 30, 1999       Index Funds Portfolio Manager, Advantus
     Mid-Cap          Portfolio Manager                             Capital

     Index 500        James P. Seifert          June 30, 1999       Index Funds Portfolio Manager, Advantus
                      Portfolio Manager                             Capital

     International    Philip Mann               April 29, 2005      Fund Manager, Augustus Asset Managers
     Bond             Portfolio Manager                             Limited, since January 2007; Vice
                                                                    President and Portfolio Manager, Julius
                                                                    Baer Group, 1987 to January 2007

     Maturing         Christopher R. Sebald     August 14, 2003     Senior Vice President and Lead Portfolio
     Government       Portfolio Manager                             Manager, Total Return Fixed Income,
     Bond 2010                                                      Advantus Capital, since August 2003;
                                                                    Senior Vice President and Portfolio
                                                                    Manager, AEGON USA Investment Management,
                                                                    July 2000 through July 2003

     Money Market     Thomas B. Houghton        August 18, 2003     Vice President and Portfolio Manager,
                      Portfolio Manager                             Total Return Fixed Income, Advantus
                                                                    Capital, since August 2003; Senior
                                                                    Investment Officer, Advantus Capital,
                                                                    April 2002 to August 2003; Senior
                                                                    Securities Analyst, Public Corporate
                                                                    Bonds, American Express, July 2001 through
                                                                    March 2002
                      Christopher R. Sebald     April 29, 2005      Senior Vice President and Lead Portfolio
                      Portfolio Manager                             Manager, Total Return Fixed Income,
                                                                    Advantus Capital, since August 2003;
                                                                    Senior Vice President and Portfolio
                                                                    Manager, AEGON USA Investment Management,
                                                                    July 2000 through July 2003
     Mortgage         David W. Land             April 5, 2004       Vice President and Portfolio Manager,
     Securities       Portfolio Manager                             Total Return, Advantus Capital; Senior
                                                                    Analyst, AXA Investment Managers North
                                                                    America, Inc., August 2003 through April
                                                                    2004; Senior Investment Officer, Advantus
                                                                    Capital, July 2000 through July 2003

                                                INVESTING IN THE FUND         27

                         PORTFOLIO MANAGER      PRIMARY PORTFOLIO
     PORTFOLIO               AND TITLE            MANAGER SINCE     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
     Mortgage         Christopher R. Sebald     August 14, 2003     Senior Vice President and Lead Portfolio
     Securities       Portfolio Manager                             Manager, Total Return Fixed Income,
                                                                    Advantus Capital, since August 2003;
                                                                    Senior Vice President and Portfolio
                                                                    Manager, AEGON USA Investment Management,
                                                                    July 2000 through July 2003
     Real Estate      Joseph R. Betlej          May 1, 1998         Vice President and Portfolio Manager,
     Securities       Portfolio Manager                             Advantus Capital
                      Lowell R. Bolken          January 13, 2006    Associate Portfolio Manager, Advantus
                      Portfolio Manager                             Capital, since September 2005; Managing
                                                                    Director and Manager, Corporate Bond
                                                                    Research, RBC Dain Rauscher, Inc., April
                                                                    2001 to September 2005

ADVISORY FEES

The Fund pays Advantus Capital monthly fees calculated on an annual basis for each Portfolio. Advantus Capital uses a portion of the applicable fees to pay sub-advisers. The advisory fee paid to Advantus Capital for each Portfolio during 2006, as a percentage of average daily net assets, was as follows:

                                                       AGGREGATE FEE
PORTFOLIO                                             PAID DURING 2006
----------------------------------------------------------------------
     Bond Portfolio                                        0.40%
     Index 400 Mid-Cap Portfolio                           0.15%
     Index 500 Portfolio                                   0.15%
     International Bond Portfolio                          0.60%
     Maturing Government Bond 2010
       Portfolio                                           0.25%
     Money Market Portfolio                                0.30%
     Mortgage Securities Portfolio                         0.40%
     Real Estate Securities Portfolio                      0.70%

A discussion regarding the basis of the approval by the Fund's Board of Directors, in January 2006, of the Investment Advisory Agreement with Advantus Capital and the Investment Sub-Advisory Agreement with AAML is available in the Semi-Annual Report to Shareholders for the period ended June 30, 2006. An updated discussion regarding the most recent such approval by the Fund's Board of Directors, in January 2007, will be available in the Semi-Annual Report to Shareholders for the period ending June 30, 2007.

 28     INVESTING IN THE FUND

DISTRIBUTION FEES

The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond 2010 Portfolio. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets on an on-going basis, which affects the Portfolio's share price, and, over time, increases the cost of an investment in the Portfolio. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Portfolio more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial Services, Inc. (Securian Financial) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain administrative or other non-distribution services as provided for in the Distribution Plan.

PAYMENTS TO INSURANCE COMPANIES

Minnesota Life, or another life insurance company issuing variable life insurance policies or variable annuity contracts that invest in the Fund's Portfolios, may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Advantus Capital may make other payments to insurance companies that are intended to compensate such companies for costs of various administrative support services they perform in connection with variable life insurance policies and variable annuity contracts that invest in the Fund's Portfolios. These services may indirectly benefit the Fund and the fees paid by Advantus Capital are in addition to any fees that may be paid by the Fund for these or other types of services. Advantus Capital currently makes such payments to Minnesota Life in amounts based on a percentage of the average daily net asset value of shares of certain Portfolios held in connection with certain Minnesota Life variable life insurance policies and variable annuity contracts. Payments in connection with such policies and contracts are equal to .10% per annum for shares of the Real Estate Securities Portfolio, and .05% per annum for shares of the Bond, Mortgage Securities, Index 400 Mid-Cap and Index 500 Portfolios. The amount of any payments described in this paragraph is determined by Advantus Capital, and all such amounts are paid out of Advantus Capital's available assets and not by the Fund. As a result, the total expense ratio of any Portfolio will not be affected by any such payments.

INVESTMENT OBJECTIVE,
POLICIES AND PRACTICES

The investment objective and principal investment policies for each Portfolio are described below. A Portfolio's fundamental investment policies cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. Each Portfolio's investment objective is a fundamental investment policy. Other investment restrictions that are fundamental are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is. The Fund's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

BOND PORTFOLIO

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

                                                INVESTING IN THE FUND         29

It is the Portfolio's policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in bonds (for this purpose, "bonds" includes any debt security). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests primarily in a variety of investment-grade debt securities which include:

   - investment-grade corporate debt obligations and mortgage-backed securities

   - debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds, and U.S. Treasury inflation-protection securities)

   - investment-grade mortgage-backed securities issued by governmental agencies and financial institutions

   - investment-grade asset-backed securities

   - U.S. dollar denominated investment-grade debt securities issued by foreign governments and companies and publicly traded in the United States

   - debt obligations of U.S. banks, savings and loan associations and savings banks

The Portfolio will invest a portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries. The Portfolio may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years). In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Portfolio may also invest a portion of its assets in government and non-governmental mortgage-related securities, including CMOs, and in stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market as a whole. In addition, the Portfolio may, at the time of purchase, invest up to 15% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines

 30     INVESTING IN THE FUND
adopted by the Fund's Board of Directors. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Portfolio bears the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. As of December 31, 2006, the Portfolio had 4.1% of its net assets invested in illiquid securities, and 12.26% of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 15% of the Portfolio's net assets being invested in illiquid securities.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from four to seven years.

In addition, the Portfolio may invest lesser portions of its assets in interest rate and other bond futures contracts and options on futures contracts, convertible and non-convertible investment-grade and non-investment grade debt securities issued by domestic governments and companies, restricted and illiquid securities, options (the Portfolio may purchase, sell and write put and call options), stripped asset-backed securities, securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, securities of other investment companies, preferred stocks and other equity securities obtained upon conversion of debt securities or warrants, swap agreements, credit default swaps, repurchase agreement transactions, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's holdings of securities is available in the Statement of Additional Information.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Call Risk

   - Credit Risk

   - Diversification Risk

   - Extension Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Liquidity Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

                                                INVESTING IN THE FUND         31

INDEX 400 MID-CAP PORTFOLIO

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the S&P 400).

Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 400. At March 31, 2007, the market capitalizations of companies included in the S&P 400 ranged from $1 billion to $4.5 billion. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 400, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400.

Advantus Capital utilizes a computer program to confirm the Portfolio's S&P 400 replication and to round off security weightings.

Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 400 (investments covered by this 80% policy may also include S&P 400 stock index futures contracts or shares of other investment companies that also track the performance of the S&P 400, each of which have economic characteristics similar to an investment in the S&P 400). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, securities of other investment companies, restricted and illiquid securities, index depositary receipts, stock index futures contracts and options on futures contracts, swap agreements, repurchase agreement transactions, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

S&P designates the stocks included in the S&P 400. From time to time, S&P may add or delete stocks from the S&P 400. Inclusion of a stock in the S&P 400 does not imply an opinion by S&P as to its investment merit. "Standard & Poor's," "S&P," "S&P 400" and "Standard & Poor's MidCap 400," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's holdings of securities is available in the Statement of Additional Information.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Index Performance Risk

   - Inflation Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

 32     INVESTING IN THE FUND

INDEX 500 PORTFOLIO

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).

Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 500. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 500, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500.

Advantus Capital utilizes a computer program to confirm the Portfolio's S&P 500 replication and to round off security weightings.

Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 500 (investments covered by this 80% policy may also include S&P 500 stock index futures contracts or shares of other investment companies that also track the performance of the S&P 500, each of which have economic characteristics similar to an investment in the S&P 500). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, stock index futures contracts and options on futures contracts, securities of other investment companies, restricted and illiquid securities, index depositary receipts, swap agreements, repurchase agreement transactions, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Standard & Poor's Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500. From time to time, S&P may add or delete stocks from the S&P 500. Inclusion of a stock in the S&P 500 does not imply an opinion by S&P as to its investment merit. "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's holdings of securities is available in the Statement of Additional Information.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Diversification Risk

   - Index Performance Risk

   - Inflation Risk

   - Large Company Risk

   - Market Risk

   - Portfolio Risk

   - Sector Risk

   - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

                                                INVESTING IN THE FUND         33

INTERNATIONAL BOND PORTFOLIO

International Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

The International Bond Portfolio invests mainly in a variety of investment-grade debt securities issued by foreign issuers. These debt securities include:

   - investment-grade corporate debt obligations issued by foreign corporate issuers

   - investment-grade debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations

   - investment-grade mortgage-backed securities and asset-backed securities issued or sponsored by foreign governmental agencies, financial institutions and other issuers

The Portfolio's sub-adviser, AAML, treats currency management as a separate decision from the selection of individual securities and duration, evaluating currency exposure on the strength of the expected flow of funds from and to the U.S., as well as on the strength of a currency's particular attributes against the U.S. dollar. These attributes would include consideration of, for example, a country's current and expected relative levels of interest rates. The Portfolio may purchase currencies in the spot or forward markets in an effort to protect against adverse exchange rate fluctuations, or for the purpose of increasing exposure to a foreign currency or to shift exposure from one country to another.

AAML, the Portfolio's investment sub-adviser, selects and manages the Portfolio's investments.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in bonds and other debt securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests primarily in investment-grade debt obligations issued by foreign companies in a variety of industries. However, the Portfolio may invest in investment-grade and non-investment-grade Brady Bonds. The Portfolio may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years). In selecting corporate debt securities and their maturities, AAML seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

Under normal circumstances, the Portfolio will maintain investments in at least three foreign countries. The Portfolio may invest in securities or governments in developed foreign markets or in developing or emerging markets. The Portfolio may also invest up to 20% of its net assets in U.S. debt obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds, and U.S. Treasury inflation-protection securities (TIPS). TIPS are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The Portfolio may also invest a portion of its assets in CMOs, stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

 34     INVESTING IN THE FUND

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. As a very broad approximation, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from three to eight years.

In addition, the Portfolio may invest lesser portions of its assets in interest rate and securities futures contracts, options on interest rate or securities futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, options on foreign currency futures contracts, non-investment grade debt securities, securities index futures contracts, options on securities index futures contracts, interest rate and index swap agreement transactions, restricted and illiquid securities, options (the Portfolio may purchase, sell and write put and call options), securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, American Depositary Receipts, Global Depositary Receipts, securities of other investment companies, warrants, repurchase agreement transactions, reverse repurchase agreement transactions, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of its total assets to broker-dealers, banks and other institutions.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's holdings of securities is available in the Statement of Additional Information.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Call Risk

   - Credit Risk

   - Currency Risk

   - Diversification Risk

   - Euro Conversion Risk

   - Extension Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

                                                INVESTING IN THE FUND         35

MATURING GOVERNMENT BOND 2010 PORTFOLIO

Maturing Government Bond 2010 Portfolio seeks as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date.

The Portfolio primarily invests in zero coupon securities. Zero coupon securities include securities issued by the United States Treasury (Stripped Treasury Securities), by the U.S. government and its agencies and instrumentalities (Stripped Government Securities) and by domestic corporations (Stripped Corporate Securities). Under normal circumstances, the Portfolio will invest at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in Stripped Treasury Securities and Stripped Government Securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

"Stripped Treasury Securities" consist of (a) debt obligations issued by the U.S. Treasury that are stripped of their respective unmatured interest coupon and (b) receipts and certificates for such stripped debt obligations and stripped interest coupons. "Stripped Government Securities" consist of zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by trusts to which payment of principal and interest are guaranteed by the U.S., and by other government sponsored corporations. "Stripped Corporate Securities" consist of zero coupon debt securities issued by domestic corporations, interest coupons stripped from corporate debt obligations and receipts and certificates for such stripped debt obligations and stripped coupons.

Zero coupon securities are securities that pay no cash income and are sold at a discount from their stated maturity value. When held to maturity, the entire return on zero coupon securities generally consists of the difference between each security's purchase price and its respective maturity value. As a result, an investor knows this difference at the time of purchase and can determine the investment return from such securities. However, since the Portfolio may invest in other non-zero coupon securities and instruments (as discussed below), the Portfolio's total investment return will vary from the aggregate purchase price-maturity value spread of its zero coupon securities. Nevertheless, these non-zero coupon securities will also describe an anticipated yield to a designated maturity date. In order to obtain an amount approximating the anticipated return from the Portfolio's zero coupon holdings, an investor should hold Portfolio shares until the maturity date of the Portfolio.

The anticipated total return on an investment in the Portfolio will vary if shares of the Portfolio are redeemed prior to the stated maturity date. Generally, the value of zero coupon and non-zero coupon holdings prior to the stated maturity date may increase or decrease with changes in prevailing interest rates. Since shares redeemed prior to maturity are redeemed at net asset value (i.e. a value based on the current market value of the Portfolio's holdings per share), an investor may receive a significantly different investment return than anticipated at the time of purchase upon redemption prior to maturity. Return may also be affected by cash flow transactions affecting the Portfolio (i.e., redemptions by others or purchases of Portfolio shares).

The Portfolio will mature on a specific target date. The current target date is the third Friday of September 2010. On the target date, the Portfolio will be converted to cash and reinvested, at the direction of the investor, in another investment option available in the investor's variable life insurance policy or variable annuity contract (Variable Contract). If the investor does not provide reinvestment instructions, then the proceeds will automatically be invested in the Money Market Portfolio in accordance with the terms of the Variable Contract.

 36     INVESTING IN THE FUND

As a rule of thumb, a portfolio of fixed income securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of fixed income securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer effective duration is more price sensitive than a security with a shorter duration. In general, a portfolio of fixed income securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range within one year of the Portfolio's remaining maturity. Thus, if the time remaining to a Portfolio's target maturity date is five years, the Portfolio's duration will range from four to six years.

In addition, the Portfolio may invest lesser portions of its assets in other investment-grade debt obligations, restricted and illiquid securities, securities of other investment companies, swap agreements, repurchase agreement transactions, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's holdings of securities is available in the Statement of Additional Information.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Credit Risk

   - Diversification Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Market Risk

   - Portfolio Risk

   - Securities Lending Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation.

The Portfolio invests in a variety of U.S. dollar denominated money market securities, including:

   - securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (including bills, notes, bonds and certificates of indebtedness)

   - obligations of domestic banks, savings and loan associations, savings banks with total assets of at least $2 billion (including certificates of deposit, bank notes, commercial paper, time deposits and bankers' acceptances)

                                                INVESTING IN THE FUND         37

   - U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with total assets of at least $2 billion

   - U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with total assets of at least $2 billion

   - U.S. dollar denominated securities issued by foreign governments and companies and publicly traded in the United States

   - obligations of supranational entities such as the International Bank for Reconstruction and Development

   - domestic corporate, domestic limited partnership and affiliated foreign corporate obligations (including commercial paper, notes and bonds, as well as asset-backed commercial paper and other asset-backed securities)

   - shares of other investment companies that qualify as money market funds

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, and in repurchase agreement and reverse repurchase agreement transactions.

The Portfolio invests only in high quality securities. Generally, the Portfolio may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Portfolio only invests in securities that mature in 397 calendar days or less from the date of purchase. The Portfolio maintains an average weighted maturity of 90 days or less.

The Portfolio will invest in shares of other money market funds when it cannot invest as efficiently in other money market securities or when Advantus Capital otherwise believes that the return and liquidity features of a money market fund are beneficial relative to other types of investment options. To the extent the Portfolio invests in shares of another money market fund, it will indirectly absorb its pro rata share of such fund's operating expenses, including investment advisory and administrative fees, which will reduce the Portfolio's return on such investment relative to investment alternatives that do not include such expenses.

The market for commercial paper and other money market securities is highly liquid, but individual securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular securities or the broader short-term debt market as a whole. In addition, the Portfolio may, at the time of purchase, invest up to 10% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Fund's Board of Directors. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Portfolio bears the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. As of December 31, 2006, the Portfolio had none of its net assets invested in illiquid securities, and 39.3% of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 10% of the Portfolio's net assets being invested in illiquid securities.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's holdings of securities is available in the Statement of Additional Information.

 38     INVESTING IN THE FUND

RISKS. An investment in the Portfolio is subject to the following risks:

   - Credit Risk

   - Diversification Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Liquidity Risk

   - Market Risk

   - Portfolio Risk

   - Stable Price Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

MORTGAGE SECURITIES PORTFOLIO

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in mortgage-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests a major portion of its assets in high and investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations
(CMOs) and stripped mortgage-backed securities.

In selecting mortgage-related securities, Advantus Capital considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (i.e., residential versus commercial real estate) and the type of underlying mortgage loan (i.e., a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also considers current and expected trends in economic conditions, interest rates and the mortgage market, and selects securities which, in its judgment, are likely to perform well in those circumstances.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. In addition, the Portfolio may, at the time of purchase, invest up to 15% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Fund's Board of Directors. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Portfolio bears the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. As of December 31, 2006, the Portfolio had 6.5% of its net assets invested in illiquid securities, and 9.4% of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 15% of the Portfolio's net assets being invested in illiquid securities.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans

                                                INVESTING IN THE FUND         39
received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Portfolio may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal governmental guarantors of mortgage-related securities are the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Although FNMA and FHLMC may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. FNMA and FHLMC generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers).

The Portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Portfolio may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the security holder to receive the interest portion of cash payments, while the principal component only allows the security holder to receive the principal portion of cash payments.

As a rule of thumb, a portfolio of fixed income securities (including mortgage-related securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of mortgage-related securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of mortgage-related securities experiences a percentage decrease in principal

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value equal to its effective duration for each 1% increase in interest rates.
For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range from one to seven years.

In addition, the Portfolio may invest lesser portions of its assets in non-investment grade mortgage-related securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, convertible and non-convertible investment-grade and non-investment grade corporate debt securities, securities of other investment companies, direct mortgage investments, interest rate and other bond futures contracts, and options on futures contracts, swap agreements, credit default swaps, options (the Portfolio may purchase, sell and write put and call options), asset-backed and stripped asset-backed securities, U.S. dollar denominated mortgage-related securities issued by foreign governments and companies and traded in the U.S., repurchase agreement transactions, when-issued or forward commitment transactions, mortgage dollar rolls, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's holdings of securities is available in the Statement of Additional Information.

RISKS. An investment in the Portfolio is subject to the following risks:

   - Call Risk

   - Concentration Risk

   - Credit Risk

   - Diversification Risk

   - Extension Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Liquidity Risk

   - Market Risk

   - Portfolio Risk

   - Prepayment Risk

   - Short-Term Trading Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

Under normal circumstances, at least 80% of the Portfolio's net assets (exclusive of collateral received in connection with securities lending) will be invested in real estate and real estate-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio's outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

The Portfolio will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Portfolio does not invest directly in real estate.

"Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), Real Estate Operating Companies (REOCs), real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly traded limited partnerships.

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

"Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Portfolio mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Portfolio will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, investors will also indirectly bear similar expenses of the REITs in which the Portfolio invests. A REOC is typically structured as a "C" corporation under the tax code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Portfolio's securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

The Portfolio may invest in securities of small, mid and large capitalization companies. Advantus Capital assesses an investment's potential for sustainable earnings growth over time. In selecting securities, Advantus Capital considers factors such as a company's financial condition, financial performance, quality of management, policies and strategies, real estate properties and comparative market position.

In addition, the Portfolio may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The Portfolio may also invest in non-real estate related equity securities, warrants, preferred stock, convertible debt securities, investment-grade fixed income securities, securities of other investment companies, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts and options on futures contracts, options (the Portfolio may purchase, sell and write put and call options), swap agreements, securities issued by foreign governments and companies, American Depository Receipts, securities purchased on a when issued or forward commitment basis, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's holdings of securities is available in the Statement of Additional Information.

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

RISKS. An investment in the Portfolio is subject to the following risks:

   - Company Risk

   - Concentration Risk

   - Credit Risk

   - Diversification Risk

   - Extension Risk

   - Foreign Securities Risk

   - Income Risk

   - Inflation Risk

   - Interest Rate Risk

   - Large Company Risk

   - Limited Portfolio Risk

   - Market Risk

   - Mid Size Company Risk

   - Portfolio Risk

   - Prepayment Risk

   - Real Estate Risk

   - REIT-Related Risk

   - Sector Risk

   - Securities Lending Risk

   - Short-Term Trading Risk

   - Small and Micro-Cap Company Risk

A detailed description of these risks is set forth in "- Defining Risks" below.

INVESTMENT PRACTICES COMMON TO THE PORTFOLIOS

In an attempt to respond to adverse market, economic, political or other conditions, each of the Portfolios may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, a Portfolio may not always achieve its investment objective. See "Investment Objective and Policies -- Defensive Purposes" in the Statement of Additional Information for further details.

PORTFOLIO TURNOVER

Before investing in a Portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Portfolio's future returns. In general, the greater the volume of buying and selling by the Portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return. Portfolio turnover rates for the last five years are presented in the Financial Highlights included in the Summary for each Portfolio, above.

The Portfolios, while they generally do not invest or trade for short-term profits, are actively managed and the Portfolio managers may trade securities frequently. As a result, each Portfolio may, from time to time, have an annual portfolio turnover rate of over 100%. Factors contributing to a Portfolio's higher turnover rate may include general market volatility, significant positive or negative developments concerning particular securities holdings, an attempt to maintain the Portfolio's market capitalization target and the need to sell holdings to meet redemption requests. While higher turnover rates may result in increased transaction costs, the managers of the Portfolios attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured. In the case of the International Bond Portfolio, for example, the frequent use of forward foreign currency exchange contracts to hedge against variations in foreign currency exchange rates contributes to substantially higher turnover rates. During the year ended December 31, 2006, the following Portfolio had turnover rates in excess of 100%: International Bond (225.7%).

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

DEFINING RISKS

Investment in each Portfolio involves risks. A Portfolio's yield and price are not guaranteed, and the value of an investment in a Portfolio will go up or down. The value of an investment in a particular Portfolio may be affected by the risks of investing in that Portfolio as identified for each Portfolio in " -Investment Objective, Policies and Practices" above. The following glossary describes those identified risks associated with investing in the Portfolios.

   - CALL RISK - is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Portfolio would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's income.

   - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

   - CONCENTRATION RISK - is the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Portfolio is subject to concentration risk if the Portfolio invests more than 25% of its total assets in a particular industry. The Mortgage Securities and Real Estate Securities Portfolios each concentrates its investments in a single industry.

   - CREDIT RISK - is the risk that an issuer of a debt security, mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Portfolio. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security's or obligation's liquidity and make it more difficult to sell. The Portfolio may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Portfolio purchases unrated securities and obligations, it will depend on its investment adviser's or sub-adviser's analysis of credit risk more heavily than usual.

   - CURRENCY RISK - is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. Attempts by the Portfolio to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Portfolio's hedging transactions may cause the Portfolio to be unable to take advantage of a favorable change in the value of foreign currencies.

   - DIVERSIFICATION RISK - is the risk that, as a result of investing more than 5% of its total assets in the securities of a single issuer, the Portfolio's performance may be more susceptible to a single economic,

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

     regulatory or technological occurrence than a more diversified investment portfolio. A Portfolio (other than International Bond Portfolio) may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. With respect to the other 25% of its total assets, however, a Portfolio is subject to diversification risk if it invests more than 5% of its total assets in the securities of a single issuer. As a non-diversified investment company, International Bond Portfolio may particularly be subject to diversification risk since the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 100% of its total investment portfolio.

   - EURO CONVERSION RISK - is the risk that the value of foreign securities of companies located in European Monetary Union (EMU) countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Portfolio. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Portfolio holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

   - EXTENSION RISK - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities.

   - FOREIGN SECURITIES RISK - is the risk that the value of foreign companies or foreign government securities held by the Portfolio may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things:

     POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of the security, the difficulty of predicting international trade patterns, the possibility of exchange controls, expropriation, limits on currency removal or nationalization of assets.

     FOREIGN TAX RISK. The Portfolio's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Portfolio may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties. To the extent foreign income taxes are paid by the Portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

     FOREIGN INVESTMENT RESTRICTION RISK. Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

     FOREIGN SECURITIES MARKET RISK. Securities of many foreign companies may be less liquid and their prices more volatile than securities of domestic companies. Securities of companies traded outside the U.S. may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. Moreover, foreign stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the U.S. In addition, there may be delays in the settlement of foreign stock exchange transactions.

     INFORMATION AND REMEDIES RISK. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to domestic companies. As a result, less information may be available to investors concerning foreign issuers. In addition, the Portfolio may have greater difficulty voting proxies, exercising shareholder rights, pursuing

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

     legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with domestic companies in domestic courts.

   - INCOME RISK - is the risk that the Portfolio may experience a decline in its income due to falling interest rates.

   - INDEX PERFORMANCE RISK - is the risk that the Portfolio's ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index's sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Portfolio, commissions and other expenses.

   - INFLATION RISK - is the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the value of the Portfolio's dividends. Fixed-rate debt securities may be more susceptible to this risk than floating-rate debt securities or equity securities, whose value and dividends may increase in the future.

   - INTEREST RATE RISK - is the risk that the value of a debt security, mortgage-backed security or fixed income obligation will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

   - LARGE COMPANY RISK - is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

   - LIMITED PORTFOLIO RISK - is the risk that an investment in the Portfolio may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers. The Portfolio is subject to limited portfolio risk because the Portfolio may invest in a smaller number of individual issuers than other portfolios.

   - LIQUIDITY RISK - is the risk that a debt security, mortgage-backed security or fixed income obligation purchased by a Portfolio, including restricted securities determined by the Portfolio's investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

   - MARKET RISK - is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Portfolio's investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

   - MID SIZE COMPANY RISK - is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited

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

     product lines, limited markets and financial resources and dependence upon a relatively small management group.

   - PORTFOLIO RISK - is the risk that Portfolio performance may not meet or exceed that of the market as a whole. The performance of the Portfolio will depend on the Portfolio's investment adviser's or sub-adviser's judgment of economic and market policies, trends in investment yields and monetary policy.

   - PREPAYMENT RISK - is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Portfolio must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Portfolio. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

   - REAL ESTATE RISK - is the risk that the value of the Portfolio's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

   - REIT-RELATED RISK - is the risk that the value of the Portfolio's equity REIT securities will be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940. In addition, REITs may be limited in their ability to maintain sufficient short-term liquidity in the event of an unforeseen or sudden decline in asset values and/or income because REITs are required to limit the amount of cash retained from business activities in order to maintain their REIT status under the Internal Revenue Code.

   - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

   - SECURITIES LENDING RISK - is the risk that the Portfolio may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Portfolio enters into loan arrangements only with institutions that the Portfolio's investment adviser or sub-adviser has determined are creditworthy.

   - SHORT-TERM TRADING RISK - is the risk that a Portfolio may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Portfolio's transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target, and the need to sell a security to meet redemption activity.

   - SMALL AND MICRO-CAP COMPANY RISK - is the risk that equity securities of small and micro-cap capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be

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

     difficulties in selling securities of micro-cap and small capitalization companies at the desired time and place.

   - STABLE PRICE RISK - is the risk that the Money Market Portfolio will not be able to maintain a stable share price of $1.00. There may be situations where the Portfolio's share price could fall below $1.00, which would reduce the value of an investor's account.

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

                           BUYING AND SELLING SHARES

BUYING SHARES

Portfolio shares may be sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Portfolio shares are currently offered only to certain of Minnesota Life's separate accounts in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Fund may offer Portfolio shares to other financial intermediaries in the future. In all cases, Portfolio shares are held in an omnibus account owned by the participating financial intermediary. Please refer to the appropriate separate account prospectus or plan documents for details. Securian Financial serves as the underwriter of the Fund's shares.

Eligible investors may purchase Portfolio shares on any day the New York Stock Exchange (NYSE) is open for business. The price for Portfolio shares is equal to the Portfolio's net asset value (NAV). NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). NAV is not calculated on: (a) days in which changes in a Portfolio's investment portfolio do not materially change the Portfolio's NAV, (b) days on which no Portfolio shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading. The price for shares of Money Market Portfolio will normally be $1.00. However, there is no assurance that Money Market Portfolio will maintain the $1.00 NAV.

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Fund. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.

DETERMINATION OF NET ASSET VALUE. NAV for one Portfolio share is equal to the Portfolio's total investments less any liabilities divided by the number of Portfolio shares. To determine NAV, a Portfolio (other than Money Market Portfolio) generally values its investments based on market quotations. Debt securities may be valued based on calculations furnished to the Portfolio by a pricing service or by brokers who make a market in such securities. A Portfolio may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Portfolio typically does not calculate NAV. As a result, the NAV of such Portfolio shares may change on days when an investor will not be able to purchase or sell Portfolio shares. If market quotations are not available for certain Portfolio investments, the investments are valued based on the fair value of the investments as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Fund's Board of Directors and in accordance with Board-approved valuation policies and procedures. A Portfolio's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio's share price is calculated. Other circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or defaults; (ii) when events occur such as markets closing early or not opening, or security trading halts; or (iii) when pricing certain restricted or non-public securities. Despite best efforts, due to the subjective nature of fair value pricing there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment. Fair value pricing may in some cases reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However,

                                            BUYING AND SELLING SHARES         49
fair value pricing cannot eliminate the possibility of frequent trading (see "Excessive Trading" below). Securities in Money Market Portfolio's investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than looking at actual changes in the market value of the instrument.

SELLING SHARES

Portfolio shares will be sold at the NAV next calculated after a sale order is received by the Fund. The amount an investor receives may be more or less than the original purchase price for the applicable shares. The Fund does not currently impose a redemption fee in connection with such transactions, but reserves the right to do so if the Board of Directors determines that imposing a redemption fee is in the best interest of the Fund and its shareholders or is required by law or regulation. Redemptions, like purchases, may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for details.

EXCHANGING SHARES

GENERALLY. Owners of the variable life insurance policies and variable annuity contracts who invest in the Fund may exchange shares of a Portfolio for shares of other Portfolios subject to both the limitations described below and the terms and any specific limitations on the exchange or "transfer" privilege described in the accompanying prospectus for those policies or contracts. An exchange will be made on the basis of the Portfolios' relative net asset values.

EXCESSIVE TRADING. The Board of Directors of the Fund has adopted the following as the Fund's policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders: The Fund and its Portfolios are not intended for market timing or excessive trading, nor will the Fund knowingly accommodate such trading activity. It is also the policy of the Fund to discourage frequent purchases and redemptions of Portfolio shares when the Fund becomes aware of such activity, and, in such circumstances, to take steps to attempt to minimize the effect of excessive trading activity in affected Portfolios. Frequent trading into and out of a Portfolio can disrupt the efficient management of the Portfolio and its investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all shareholders, including long-term shareholders who do not generate these expenses. The International Bond Portfolio, which invests in overseas markets, may be particularly subject to such risks resulting from time-zone arbitrage, where a market timer attempts to take advantage of pricing differences that may occur when an event impacting the value of a Portfolio investment occurs after the close of the foreign exchange or market on which the security is traded but before the time the Portfolio's share price is calculated. A Portfolio holding material amounts of thinly-traded securities may also be more susceptible to market timing risks. Fair value pricing of such securities may, in some cases, reduce the risk of frequent or excessive trading in a Portfolio, but it cannot eliminate the possibility of such trading.

The Fund and its agents reserve the right to reject, for any reason and without prior notice, any purchase request (including exchange purchases if permitted by the insurance company or qualified plan) by any investor or group of investors indefinitely if they believe that any combination of trading activity, including trading done in multiple accounts under common ownership or control, is attributable to market timing or is otherwise excessive or potentially disruptive to a Portfolio. In addition to refusing purchase and exchange orders, the Fund reserves the right to instruct its participating financial intermediaries to restrict the availability to their contract owners or plan participants of purchases and exchanges through telephone

 50     BUYING AND SELLING SHARES
requests, facsimile transmissions, automated telephone services, express mail or delivery services, internet services or any other electronic transfer service if, in the judgment of the Fund, a contract owner's or plan participant's trading has been or may be disruptive to a Portfolio. The Fund watches for and attempts to detect unusual trading activity by monitoring aggregate trades in Portfolio shares placed in the omnibus accounts. When such activity is detected, the Fund will contact participating life insurance companies and qualified plans for the purpose of asking them to investigate the trading activities of their contract owners and participants, respectively, to discourage such contract owners or participants from engaging in further abusive trading, and, where appropriate, to impose restrictions on excessive trading as described above.

Although the Fund itself attempts to monitor aggregate trades in the omnibus accounts for unusual activity, the Fund relies primarily on financial intermediaries to take steps reasonably designed to detect and prevent excessive trading in the Fund. In accordance with regulations under the Investment Company Act of 1940, the Fund has entered into a shareholder information agreement with each of its financial intermediaries. Pursuant to such agreements, financial intermediaries are required, among other things, to provide to the Fund, upon request, the Taxpayer Identification Numbers of contract owners or plan participants who trade Fund shares through an omnibus account with the intermediary, as well as the amounts and dates of such transactions. Financial intermediaries are also required to implement instructions from the Fund to restrict or prohibit further purchases or exchanges of Fund shares by a contract owner or plan participant who has been identified by the Fund as being in violation of the Fund's policies prohibiting excessive trading.

The Fund will generally refuse purchase or exchange orders from a financial intermediary only in situations where such intermediary has failed to cooperate reasonably in detecting and preventing excessive trading. In addition, the Fund will generally ask a financial intermediary to impose the restrictions described above only if excessive trading by a contract owner or participant continues after the financial intermediary has requested that such trading activity cease. The Fund reserves the right to determine in any circumstance whether excessive trading has occurred, but it will not exercise discretion to do nothing in response to significant evidence of excessive trading activity. It is also the policy of the Fund to impose the restrictions, policies and procedures described above on a uniform basis, but there may sometimes be differences in application for the reasons described in the following paragraph.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Fund's efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund's ability to monitor trades that are placed by individual contract owners and plan participants through the omnibus accounts of financial intermediaries is severely limited because the Fund does not have direct access to the underlying account information for such contract owners and plan participants. There may also be legal and technological limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their contract owners and plan participants. As a result, the Fund's ability to monitor and discourage abusive trading practices in omnibus accounts owned by life insurance companies and qualified plans, or to do so on a uniform basis, may be limited. In such circumstances, the Fund and its long-term shareholders may suffer some or all of the adverse consequences of excessive trading described above.

                                            BUYING AND SELLING SHARES         51

                              GENERAL INFORMATION

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Portfolio pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Except for Money Market Portfolio, dividends and net capital gains distributions, if any, are generally paid once a year. Dividends for Money Market Portfolio are declared daily and paid on the last business day of the month. Distributions will be reinvested in additional Portfolio shares. Distributions of these additional shares are made at the NAV of the payment date. From time to time, however, the Portfolios may employ a practice known as "consent dividends." Under this method of "distributing" income, the shareholders of the Portfolios consent to treat specified amounts as dividend income for tax purposes even though dividends are not actually paid (either in cash or by reinvestment in additional shares) by the Portfolios.

TAXES

GENERALLY. Each Portfolio is treated as a separate entity for federal income tax purposes. Since Minnesota Life currently is the sole shareholder of the Fund, no discussion regarding the tax consequences to Fund investors is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the accompanying prospectus for those contracts.

SPECIAL PORTFOLIO DIVERSIFICATION REQUIREMENTS. To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940.

Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

MIXED AND SHARED FUNDING

The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Fund is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or (iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material

 52     GENERAL INFORMATION
conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Fund shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

                                                  GENERAL INFORMATION         53

                              FINANCIAL HIGHLIGHTS

The following tables describe each Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. The tables do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolios. If such charges and expenses were included, the total return shown below for each Portfolio would be lower. These figures have been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Per share data for a share of capital stock and selected information for each period are as follows for each Portfolio:

BOND PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                               2006     2005(b)    2004      2003      2002
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                  $       1.48      1.44      1.37      1.30      1.18
                                                              -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                     .07       .06       .06       .06       .06
        Net Gains (Losses) on Securities
         (Both Realized and Unrealized)                          (.01)     (.02)      .01       .01       .06
                                                              -----------------------------------------------
           Total from Investment Operations                       .06       .04       .07       .07       .12
                                                              -----------------------------------------------
     Net Asset Value, End of Year                        $       1.54      1.48      1.44      1.37      1.30
                                                              ===============================================
     Total Return (a)                                    %       4.66      2.44      4.98      5.35     10.50
     Net Assets, End of Year (in thousands)              $    366,077   336,093   304,936   286,934   276,486
     Ratio of Expenses to Average Daily Net Assets       %        .74       .75       .64       .61       .61
     Ratio of Net Investment Income to Average Daily
      Net Assets                                         %       4.92      4.49      4.42      4.32      5.20
     Portfolio Turnover Rate (excluding short-term
      securities)                                        %       90.2     131.5     124.2     128.4     140.8

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

 54     FINANCIAL HIGHLIGHTS

INDEX 400 MID-CAP PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                  2006     2005(b)    2004     2003     2002
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                     $       1.68      1.50     1.29      .96     1.13
                                                                 --------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                        .02       .02      .01      .01       --
        Net Gains (Losses) on Securities
         (both realized and unrealized)                              .14       .16      .20      .32     (.17)
                                                                 --------------------------------------------
           Total from Investment Operations                          .16       .18      .21      .33     (.17)
                                                                 --------------------------------------------
     Net Asset Value, End of Year                           $       1.84      1.68     1.50     1.29      .96
                                                                 ============================================
     Total Return (a)                                       %       9.78     11.96    15.73    34.59   (15.03)
     Net Assets, End of Year (in thousands)                 $    145,021   123,649   87,167   63,758   41,835
     Ratio of Expenses to Average Daily Net Assets (b)      %        .56       .58      .64      .61      .65
     Ratio of Net Investment Income to Average Daily Net
      Assets                                                %       1.02      1.16      .56      .62      .42
     Portfolio Turnover Rate (excluding short-term
      securities)                                           %       15.5      25.5     16.3     11.0     20.0

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return has not been annualized.
     (b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

                                                 FINANCIAL HIGHLIGHTS         55

INDEX 500 PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                2006     2005(b)    2004      2003      2002
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                   $       3.98      3.81      3.45      2.70      3.47
                                                               -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                      .08       .05       .06       .04       .04
        Net Gains (Losses) on Securities (both
         realized and unrealized)                                  .53       .12       .30       .71      (.81)
                                                               -----------------------------------------------
           Total from Investment Operations                        .61       .17       .36       .75      (.77)
                                                               -----------------------------------------------
     Net Asset Value, End of Year                         $       4.59      3.98      3.81      3.45      2.70
                                                               ===============================================
     Total Return (a)                                     %      15.23      4.43     10.39     28.04    (22.37)
     Net Assets, End of Year (in thousands)               $    669,976   661,874   663,636   586,842   418,897
     Ratio of Expenses to Average Daily Net Assets        %        .49       .50       .45       .45       .43
     Ratio of Net Investment Income to Average Daily
      Net Assets                                          %       1.83      1.38      1.59      1.34      1.23
     Portfolio Turnover Rate (excluding short-term
      securities)                                         %        3.6       5.5       1.6       2.8       7.8

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

 56     FINANCIAL HIGHLIGHTS

INTERNATIONAL BOND PORTFOLIO

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                    2006     2005     2004     2003     2002
-------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                       $      1.33     1.46     1.31     1.09      .92
                                                                   ------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                          --      .03      .03      .03      .05
        Net Gains (Losses) on Securities (both realized
         and unrealized)                                              .05     (.16)     .12      .19      .12
                                                                   ------------------------------------------
           Total from Investment Operations                           .05     (.13)     .15      .22      .17
                                                                   ------------------------------------------
     Net Asset Value, End of Year                             $      1.38     1.33     1.46     1.31     1.09
                                                                   ==========================================
     Total Return (a)                                         %      3.99    (8.91)   11.43    20.25    17.94
     Net Assets, End of Year (in thousands)                   $    62,683   62,927   67,534   68,312   53,683
     Ratio of Expenses to Average Daily Net Assets            %      1.16     1.15     1.17     1.09     1.24
     Ratio of Net Investment Income to Average Daily Net
      Assets                                                  %      2.70     2.42     2.20     2.55     4.52
     Portfolio Turnover Rate (excluding short-term
      securities)                                             %     225.7    317.5    145.2    364.8    304.1

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

                                                 FINANCIAL HIGHLIGHTS         57

MATURING GOVERNMENT BOND 2010 PORTFOLIO

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                     2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                         $     1.60    1.60    1.55    1.51    1.27
                                                                     -------------------------------------
     Income from Investment Operations:
        Net Investment Income                                          .04     .05     .06     .07     .05
        Net Gains (Losses) on Securities
         (both realized and unrealized)                               (.03)   (.05)   (.01)   (.03)    .19
                                                                     -------------------------------------
           Total from Investment Operations                            .01      --     .05     .04     .24
                                                                     -------------------------------------
     Net Asset Value, End of Year                               $     1.61    1.60    1.60    1.55    1.51
                                                                     =====================================
     Total Return (a)                                           %      .45    (.03)   3.31    2.75   18.85
     Net Assets, End of Year (in thousands)                     $    4,113   5,003   6,762   7,654   9,359
     Ratio of Expenses to Average Daily Net Assets (b)          %     2.88    2.24    1.62    1.12     .65
     Ratio of Net Investment Income to Average Daily Net
      Assets (b)                                                %     2.47    2.91    3.53    3.67    4.79
     Portfolio Turnover Rate (excluding short-term
      securities)                                               %     17.8    14.7    17.1    10.5    19.1

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Advantus Capital voluntarily absorbed $44,356 in expenses for the year ended December 31, 2002. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.28% and the ratio of net investment income to average daily net assets would have been 4.16%.

 58     FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                 2006     2005(b)    2004     2003      2002
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                    $       1.00     1.00      1.00      1.00      1.00
                                                                ----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                       .04      .02       .01       .01       .01
                                                                ----------------------------------------------
           Total from Investment Operations                         .04      .02       .01       .01       .01
                                                                ----------------------------------------------
     Less Distributions:
        Dividends from Net Investment Income                       (.04)    (.02)     (.01)     (.01)     (.01)
                                                                ----------------------------------------------
           Total Distributions                                     (.04)    (.02)     (.01)     (.01)     (.01)
                                                                ----------------------------------------------
     Net Asset Value, End of Year                          $       1.00     1.00      1.00      1.00      1.00
                                                                ==============================================
     Total Return (a)                                      %       4.36     2.43       .74       .61      1.28
     Net Assets, End of Year (in thousands)                $    113,487   97,016    85,433    96,069   163,703
     Ratio of Expenses to Average Daily Net Assets         %        .71      .72       .64       .60       .57
     Ratio of Net Investment Income to Average Daily
      Net Assets                                           %       4.31     2.43       .75       .64      1.26

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

                                                 FINANCIAL HIGHLIGHTS         59

MORTGAGE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                2006     2005(b)    2004      2003      2002
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                   $       1.45      1.41      1.34      1.29      1.18
                                                               -----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                      .08       .07       .07       .08       .08
        Net Gains (Losses) on Securities
         (both realized and unrealized)                           (.01)     (.03)       --      (.03)      .03
                                                               -----------------------------------------------
           Total from Investment Operations                        .07       .04       .07       .05       .11
                                                               -----------------------------------------------
     Net Asset Value, End of Year                         $       1.52      1.45      1.41      1.34      1.29
                                                               ===============================================
     Total Return (a)                                     %       5.34      2.88      4.81      4.15      9.66
     Net Assets, End of Year (in thousands)               $    191,993   195,294   235,481   241,997   249,802
     Ratio of Expenses to Average Daily Net Assets        %        .76       .78       .65       .62       .62
     Ratio of Net Investment Income to Average Daily
      Net Assets                                          %       5.49      4.93      4.98      5.51      6.41
     Portfolio Turnover Rate (excluding short-term
      securities)                                         %       89.4     138.9     152.2      83.9      82.4

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

 60     FINANCIAL HIGHLIGHTS

REAL ESTATE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                                  2006     2005(c)     2004     2003     2002
--------------------------------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Year                    $        2.19       1.97     1.46     1.02      .96
                                                                ----------------------------------------------
     Income from Investment Operations:
        Net Investment Income                                        .07        .06      .03      .03      .03
        Net Gains (Losses) on Securities
         (both realized and unrealized)                              .60        .16      .48      .41      .03
                                                                ----------------------------------------------
           Total from Investment Operations                          .67        .22      .51      .44      .06
                                                                ----------------------------------------------
     Net Asset Value, End of Year                          $        2.86       2.19     1.97     1.46     1.02
                                                                ==============================================
     Total Return (a)                                      %       30.63      11.08    35.52    42.21     6.97
     Net Assets, End of Year (in thousands)                $     147,021    110,437   95,410   60,664   33,912
     Ratio of Expenses to Average Daily Net Assets (b)     %        1.10       1.12     1.06     1.11     1.00
     Ratio of Net Investment Income to Average Daily
      Net Assets (b)                                       %        1.31       3.14     2.13     2.78     3.38
     Portfolio Turnover Rate (excluding short-term
      securities)                                          %        39.7       34.8     85.3     45.4     70.2

     (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
     (b) Advantus Capital voluntarily absorbed $47,820 in expenses for the year ended December 31, 2002. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.18% and the ratio of net investment income to average daily net assets would have been 3.23%.
     (c) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

                                                 FINANCIAL HIGHLIGHTS         61

                               SERVICE PROVIDERS

INVESTMENT ADVISER

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(800) 665-6005
INVESTMENT SUB-ADVISER

International Bond Portfolio

Augustus Asset Managers Limited
Bevis Marks House
24 Bevis Marks
London, EC3A 7NE, England
011 44 20 7711 6667
ADMINISTRATIVE SERVICES AGENT

Minnesota Life Insurance Company
(800) 995-3850

UNDERWRITER

Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833

CUSTODIANS

Wells Fargo Bank Minnesota
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
     Money Market, Index 500, Index 400 Mid-Cap and Real Estate Securities Portfolios

Mellon Bank, N.A.
One Mellon Center
Pittsburgh, Pennsylvania 15258
     Bond, Mortgage Securities, Maturing Government Bond 2010 and International Bond Portfolios

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

INDEPENDENT LEGAL COUNSEL TO
  INDEPENDENT DIRECTORS

Faegre & Benson LLP

 62     SERVICE PROVIDERS

                     ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's annual and semi-annual reports list holdings for each Portfolio, and discuss recent market conditions, economic trends and investment strategies that affected the Portfolios during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Fund and the Portfolios. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

HOW TO OBTAIN ADDITIONAL INFORMATION. The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

By Telephone - Call 1-800-995-3850

By Mail - Write to Minnesota Life Insurance Company, 400 Robert Street North,
          St. Paul, Minnesota 55101-2098

The SAI and the Fund's annual and semi-annual reports are not currently available on or through a Fund internet web site inasmuch as the Fund does not at present have such a web site.

Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090 or 1-800-SEC-0330). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-4279

[ADVANTUS LOGO]

(C)2006 Minnesota Life Insurance Company. All rights reserved.

                                ADDITIONAL INFORMATION ABOUT THE FUND         63

                       STATEMENT OF ADDITIONAL INFORMATION






                           ADVANTUS SERIES FUND, INC.









                                  November 6, 2007





This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectus dated May 1, 2007, as supplemented November 6, 2007 (now deemed to be dated November 6, 2007), and should be read in conjunction therewith.



The Fund's audited Annual Report, dated December 31, 2006, and the Fund's unaudited Semiannual Report, dated June 30, 2007, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference.



A copy of the Prospectus, Annual Report and Semiannual Report may be obtained by telephone from Minnesota Life Insurance Company (Minnesota Life) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098.

                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...................................................................................1


INVESTMENT OBJECTIVES AND POLICIES................................................................................2
   Portfolio Names and Investment Policies........................................................................2
   Debt and Money Market Securities - Non-Money Market Portfolios.................................................3
   Low Rated Securities...........................................................................................5
   Convertible Securities and Preferred Stock ....................................................................6
   Money Market Securities - Money Market Portfolio...............................................................7
   U.S. Government Obligations....................................................................................8
   U.S. Treasury Inflation-Protection Securities..................................................................8
   Obligations of Non-Domestic Banks..............................................................................8
   Variable Amount Master Demand Notes............................................................................9
   Mortgage-Related Securities....................................................................................9
   U.S. Government Mortgage-Related Securities...................................................................10
   Non-Governmental Mortgage-Related Securities..................................................................11
   Collateralized Mortgage Obligations...........................................................................11
   Stripped Mortgage-Backed Securities...........................................................................13
   Asset-Backed and Stripped Asset-Backed Securities.............................................................14
   Direct Investments in Mortgages - Whole Loans.................................................................15
   Zero Coupon Securities........................................................................................16
   Pay-in-Kind and Delayed Interest Securities...................................................................17
   Foreign Securities............................................................................................18
   Foreign Index Linked Securities...............................................................................19
   Swap Agreements...............................................................................................20
   Credit Default Swaps..........................................................................................21
   Currency Exchange Transactions................................................................................21
   Foreign Currency Hedging Transactions.........................................................................22
   Loans of Portfolio Securities.................................................................................23
   Restricted and Illiquid Securities............................................................................24
   When-Issued Securities and Forward Commitments................................................................25
   Mortgage Dollar Rolls.........................................................................................27
   Real Estate Investment Trust Securities.......................................................................27
   Repurchase Agreements.........................................................................................28
   Reverse Repurchase Agreements.................................................................................28
   Futures Contracts and Options on Futures Contracts............................................................29
   Options.......................................................................................................32
   Warrants......................................................................................................35
   Securities of Other Investment Companies......................................................................36
   Short Sales Against the Box...................................................................................36
   Defensive Purposes............................................................................................37


INVESTMENT RESTRICTIONS..........................................................................................37
   Fundamental Restrictions......................................................................................37
   Non-Fundamental Restrictions..................................................................................38

   Additional Restrictions.......................................................................................39

PORTFOLIO TURNOVER...............................................................................................40

DIRECTORS AND EXECUTIVE OFFICERS.................................................................................41

DIRECTOR LIABILITY...............................................................................................45

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................45
   General.......................................................................................................45
   Control and Management of Advantus Capital and Securian Financial.............................................46
   The Fund's Investment Advisory Agreement with Advantus Capital................................................47
   The Fund's Investment Advisory Fees...........................................................................48
   Sub-Adviser - AAML............................................................................................50
   International Bond Portfolio Investment Sub-Advisory Agreement - AAML.........................................50
   Basis of Annual Approval of Advisory and Sub-Advisory Agreements..............................................50
   Information Regarding Fund Portfolio Managers.................................................................51
   Disclosure of Fund Portfolio Holdings.........................................................................51
   Administrative Services.......................................................................................51
   Code of Ethics................................................................................................52
   Proxy Voting Policies.........................................................................................52
   Distribution Agreement........................................................................................52
   Payment of Certain Distribution Expenses of the Fund..........................................................53
   Custodians....................................................................................................56
   Independent Registered Public Accounting Firm.................................................................56
   Legal Counsel.................................................................................................56

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE...............................................................56
   Investment Adviser............................................................................................56
 Sub-Adviser.....................................................................................................59
PURCHASE AND REDEMPTION OF SHARES................................................................................59

FUND SHARES AND VOTING RIGHTS....................................................................................60

PRINCIPAL SHAREHOLDERS...........................................................................................61

NET ASSET VALUE..................................................................................................61

PERFORMANCE DATA.................................................................................................63
   Current Yield Figures for Money Market Portfolio..............................................................63
   Current Yield Figures for Other Portfolios....................................................................63
   Total Return Figures For All Portfolios.......................................................................64

TAXES............................................................................................................65

THE STANDARD & POOR'S LICENSE....................................................................................65

FINANCIAL STATEMENTS.............................................................................................66

APPENDIX A - MORTGAGE-RELATED SECURITIES........................................................................A-1
   Underlying Mortgages.........................................................................................A-1
   Liquidity and Marketability..................................................................................A-1
   Average Life.................................................................................................A-1
   Yield Calculations...........................................................................................A-2

APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS..................................................................B-1
   Bond Ratings.................................................................................................B-1
   Commercial Paper Ratings.....................................................................................B-2

APPENDIX C - FUTURES CONTRACTS..................................................................................C-1
   Example of Futures Contract Sale.............................................................................C-1
   Example of Futures Contract Purchase.........................................................................C-1
   Tax Treatment................................................................................................C-2

APPENDIX D - BRADY BONDS........................................................................................D-1

APPENDIX E - Advantus Capital Management, Inc. Proxy Voting Policies and Procedures.............................E-1

                         GENERAL INFORMATION AND HISTORY

         Advantus Series Fund, Inc. ("Fund"), is a Minnesota corporation, each of whose Portfolios operates as a no-load, diversified, open-end management investment company, except that International Bond Portfolio operates as a non-diversified, open-end management investment company. The Fund was organized on February 22, 1985. Prior to a change of its name on May 1, 1997, the Fund was known as MIMLIC Series Fund, Inc. The Fund is a series fund, which means that it has several different Portfolios. The Portfolios of the Fund are as follows:

       o        Bond Portfolio
       o        Index 400 Mid-Cap Portfolio
       o        Index 500 Portfolio
       o        International Bond Portfolio
       o Maturing Government Bond 2010 Portfolio (a portfolio with a maturity date of 2010)
       o        Money Market Portfolio
       o        Mortgage Securities Portfolio
       o        Real Estate Securities Portfolio


         Each Portfolio currently offers its shares in two classes (Class 1 and Class 2), except that Maturing Government Bond 2010 Portfolio and Money Market Portfolio offer shares in only one class. Class 2 shares and Money Market Portfolio are subject to a 12b-1 distribution fee. Class 1 shares and Maturing Government Bond 2010 Portfolio are NOT subject to a 12b-1 distribution fee.


         The investment adviser of the Fund is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital has entered into an investment sub-advisory agreement with Augustus Asset Managers Limited ("AAML") pursuant to which AAML serves as investment sub-adviser to the Fund's International Bond Portfolio.

         Currently, the shares of the Fund are sold only to Minnesota Life Insurance Company ("Minnesota Life"), a Minnesota corporation, and to separate accounts of Securian Life Insurance Company, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of Minnesota. The separate accounts, which will be the owners of the shares of the Fund, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts. Shares of the Fund may in the future also be offered to separate accounts of other participating life insurance companies or to participating qualified plans. Minnesota Life, through its separate accounts which fund the Contracts, owned 100% of the shares outstanding of each Portfolio of the Fund as of December 31, 2006. As a result, Minnesota Life is a controlling person of the Fund and through its ownership of shares of the Fund, may elect all the directors of the Fund and approve other Fund actions. Minnesota Life's address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and principal investment policies of each of the Portfolios are set forth in the text of the Fund's Prospectus under "Investing in the Fund - Investment Objective, Policies and Practices." This section contains detailed descriptions of the investment policies of the Portfolios as identified in the Fund's Prospectus.

PORTFOLIO NAMES AND INVESTMENT POLICIES

         The Bond, Mortgage Securities, Index 500, Maturing Government Bond 2010, Index 400 Mid-Cap, International Bond, and Real Estate Securities Portfolios of the Fund have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of those Portfolios has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Portfolio's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Portfolio's outstanding shares as defined in the 1940 Act. The names of these Portfolios may be changed at any time by a vote of the Fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Portfolio of its 80% investment policy.

DEBT AND MONEY MARKET SECURITIES - NON-MONEY MARKET PORTFOLIOS

         To the extent specified in the Prospectus, certain non-Money Market Portfolios may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:

     o Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, or in securities of equivalent quality, it will be investing in securities which have speculative elements. In addition, Bond Portfolio and Mortgage Securities Portfolio may invest up to 10% of their respective net assets in debt securities rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. International Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. For a description of the ratings used by Moody's and S&P, see Appendix B ("Bond and Commercial Paper Ratings") below.
     o Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

     o    Debt obligations of banks.

         Bond, Mortgage Securities and Real Estate Securities Portfolios may each purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody's, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Real Estate Securities Portfolio may also purchase similarly rated securities of Canadian issuers which are not U.S. dollar denominated or publicly traded in the U.S. See "Foreign Securities" below.

         International Bond Portfolio may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The Portfolio may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, the Portfolio will not concentrate 25% or more of the value of its assets in securities of a single supranational organization.

         International Bond Portfolio may invest in Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For a full discussion of Brady Bonds see Appendix D.

         In addition to the instruments described above, which will generally be long-term, but may be purchased by the Portfolio within one year of the date of a security's maturity, certain Portfolios specified in the Prospectus may also purchase other high quality securities including:

     o Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     o Obligations of the International Bank for Reconstruction and Development.

     o Commercial paper (including, in the case of Money Market Portfolio, variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P, or rated at a comparable level by another independent nationally-recognized rating agency.

         The Portfolios may also invest in securities which are unrated if the Portfolio's investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Portfolio's general policy to classify such securities at the higher rating level where, in the judgment of the Portfolio's investment adviser or sub-adviser, such classification reasonably reflects the security's quality and risk.

         The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Portfolio's net asset value.

         These Portfolios may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Portfolios' general policy to dispose of such down-graded securities except when, in the judgment of the Portfolios' investment adviser or sub-adviser, it is to the Portfolios' advantage to continue to hold such securities. In no event, however, will any Portfolio hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Portfolio. This 5% is in addition to securities which the Portfolio may otherwise purchase under its usual investment policies.

LOW RATED SECURITIES

         Bond Portfolio and Mortgage Securities Portfolio may also invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. International Bond Portfolio may also invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Each of these Portfolios may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible low rated securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Portfolio (see "Debt and Money Market Securities - Non-Money Market Portfolios" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

         Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolios' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolios' shares.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolios to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolios were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolios may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

CONVERTIBLE SECURITIES AND PREFERRED STOCK

         To the extent specified in the Prospectus, certain Portfolios may invest in debt or preferred stock convertible into or exchangeable for equity securities, as well as non-convertible preferred stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible securities can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Real Estate Securities Portfolio will limit its purchase of convertible securities and preferred stocks to those that, at the time of purchase, are rated at least BB or Ba2 by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser. Bond Portfolio, and Mortgage Securities Portfolio will each limit its purchase of convertible securities, and preferred stocks in the case of the Bond Portfolio, to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser. As an operating policy, none of these Portfolios will purchase a non-investment grade convertible security or preferred stock if immediately after such purchase such Portfolio would have more than 10% of its total assets invested in such securities. See "Low Rated Securities," above.

MONEY MARKET SECURITIES - MONEY MARKET PORTFOLIO

         Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in "Investment Restrictions - Additional Restrictions" below), Money Market Portfolio will invest in a managed portfolio of money market instruments as follows:

     o Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

     o Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

     o Obligations of the International Bank for Reconstruction and Development.

     o Commercial paper (including variable amount master demand notes and asset-backed commercial paper) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

     o Other corporate debt obligations (including asset-backed obligations) that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

     o Repurchase agreements and reverse repurchase agreements with respect to any of the foregoing obligations.

     o Shares of other investment companies that qualify as money market funds (see "Securities of Other Investment Companies" below).

         By limiting the maturity of its investments as described above, the Portfolio seeks to lessen the changes in the value of its assets caused by market factors. The Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. GOVERNMENT OBLIGATIONS

         Each of the Portfolios may invest in obligations of the U.S. Government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

U.S. TREASURY INFLATION-PROTECTION SECURITIES

         One type of U.S. government obligation is U.S. Treasury inflation-protection securities. The Bond and International Bond Portfolios may invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.

         The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

OBLIGATIONS OF NON-DOMESTIC BANKS

         As specified in the Prospectus, certain of the Portfolios may invest in U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks. These investments may involve somewhat greater opportunity for income than the other money market instruments in which the Portfolios invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Portfolio authorized to invest in such securities (as described in the Prospectus) will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Money Market Portfolio may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Portfolio at varying market rates of interest pursuant to direct arrangements between Money Market Portfolio, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Portfolio's investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

MORTGAGE-RELATED SECURITIES

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Portfolio's yield or the price of its shares.

         Each Portfolio expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either: (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be. The Portfolio may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser, as the case may be, when deemed by the Portfolio's investment adviser or sub-adviser to be consistent with the Portfolio's respective objective. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. (Each of these Portfolios may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. See "Low Rated Securities" and "Convertible Securities," above, for more information.) Mortgage Securities Portfolio may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody's, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see Appendix A and B ("Mortgage-Related Securities" and "Bond and Commercial Paper Ratings") below.

U.S. GOVERNMENT MORTGAGE-RELATED SECURITIES

         A governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

NON-GOVERNMENTAL MORTGAGE-RELATED SECURITIES

         Mortgage Securities Portfolio, Bond Portfolio and International Bond Portfolio may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Portfolio's investment adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in its investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

         In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

         The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Portfolio may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Portfolio's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Portfolio tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Bond Portfolio and Mortgage Securities Portfolio will not purchase a Z bond if the respective Portfolio's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Portfolio would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, Bond Portfolio and Mortgage Securities Portfolio will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Portfolio's net assets.

STRIPPED MORTGAGE-BACKED SECURITIES

         Bond Portfolio, International Bond Portfolio and Mortgage Securities Portfolio may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Portfolio will limit its investments in IOs and POs to 15% of the Portfolio's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of a Portfolio's net assets) except to the extent such securities are deemed liquid by the Portfolio's adviser or sub-adviser in accordance with standards established by the Fund's Board of Directors. See "Restricted and Illiquid Securities" below.

ASSET-BACKED AND STRIPPED ASSET-BACKED SECURITIES

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in asset-backed securities rated within the four highest grades assigned by Moody's or S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser or sub-adviser. Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

         Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See "Stripped Mortgage-Backed Securities," above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See "Stripped Mortgage-Backed Securities," above. As an operating policy, each of these Portfolios will limit its investments in IOs and POs to 15% of the Portfolio's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Portfolio's net assets) except to the extent such securities are deemed liquid by the Portfolio's adviser in accordance with standards established by the Portfolio's Board of Directors. See "Restricted and Illiquid Securities" below.

DIRECT INVESTMENTS IN MORTGAGES - WHOLE LOANS

         Mortgage Securities Portfolio and Bond Portfolio may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from the Portfolio for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by the Portfolio's investment adviser or sub-adviser. A Portfolio will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Portfolio.

ZERO COUPON SECURITIES

         The Maturing Government Bond 2010 Portfolio may invest in zero coupon securities. In addition, International Bond Portfolio may invest a lesser portion of its assets in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. This difference is known at the time of purchase, so persons holding a portfolio composed entirely of zero coupon securities, with no expenses until maturity, would know the amount of their investment return at the time of their initial payment. While these Portfolios will have additional holdings, including cash, which will affect performance, they will describe an anticipated yield to maturity from time to time. In order to obtain this return, Contract owners electing to have payments allocated to the Maturing Government Bond 2010 Portfolio should plan to maintain their investment until the maturity of that Maturing Government Bond 2010 Portfolio.

         While many factors may affect the yield to maturity of the Maturing Government Bond 2010 Portfolio, one such factor which may operate to the detriment of those Contract owners holding interests in such Portfolio until maturity, is the ability of other Contract owners to purchase or redeem shares on any business day.

         Because the Maturing Government Bond 2010 Portfolio will be primarily invested in zero coupon securities, Contract owners whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Maturing Government Bond 2010 Portfolio. However, the net asset value of the Portfolio's shares will increase or decrease with the daily changes in the market value of that Maturing Government Bond 2010 Portfolio's investments which will tend to vary inversely with changes in prevailing interest rates. If shares of the Maturing Government Bond 2010 Portfolio are redeemed prior to the maturity date of the Maturing Government Bond 2010 Portfolio, a Contract owner may experience a significantly different investment return than was anticipated at the time of purchase.

         Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity. Securities purchased by the Maturing Government Bond 2010 Portfolio will be rated at least single A or better by nationally recognized statistical rating agencies. Securities rated single A are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions and some speculative characteristics. The Maturing Government Bond 2010 Portfolio will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

         Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security's yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities and, therefore the net asset value of the shares of the

Maturing Government Bond 2010 Portfolio, will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.

         Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Contract owners can expect more appreciation of the net asset value of the Maturing Government Bond 2010 Portfolio's shares during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, the net asset value of the Maturing Government Bond 2010 Portfolio's shares will normally decline more in price than interest-paying securities of a similar maturity. Price fluctuations are expected to diminish as the Maturing Government Bond 2010 Portfolio approaches its target date. These fluctuations may make the Maturing Government Bond 2010 Portfolio an inappropriate selection as a basis for variable annuity payments. Interest rates can change suddenly and unpredictably.

         When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Portfolio. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions. Inflationary risk, that is the risk attendant to holding fixed-rate investments during a period of generally upward changing price levels in the economy, must be considered in selecting the Maturing Government Bond 2010 Portfolio.

PAY-IN-KIND AND DELAYED INTEREST SECURITIES

         International Bond Portfolio may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Portfolio's investments in pay-in-kind and delayed interest securities will result in special tax consequences.

FOREIGN SECURITIES

         International Bond Portfolio may invest in foreign securities without limitation. In addition, Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio may each invest up to 10% of its total assets in U.S. dollar denominated securities of foreign governments and companies that are traded in the U.S. Such securities are typically publicly traded but may in some cases be issued as private placements (each Portfolio will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Portfolio's net assets). Real Estate Securities Portfolio may also invest in securities of Canadian issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 10% of its total assets. Advantus Capital will determine whether, in its judgment, a security purchased by any Portfolio is a "foreign security" based on various criteria it deems relevant, including, but not limited to, the country in which the security's issuer is organized, the location of the issuer's headquarters, the location of the exchange on which the security is traded, the currency in which the security is denominated, and the country in which the issuer's primary operations, including sales, are conducted.

         The Money Market Portfolio is also permitted to invest up to 25% of its total assets in U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with assets of at least $2 billion and U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with assets of at least $2 billion. See "Obligations of Non-Domestic Banks" above.

         The S&P 400 Mid-Cap and S&P 500 Portfolios may invest in securities of foreign issuers to the extent such securities are included in the S&P 400 Mid-Cap Index and S&P 500 Index, respectively.

         Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Portfolio may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

         An American Depositary Receipt ("ADR") is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

         In addition, International Bond Portfolio may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, International Bond Portfolio may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.

FOREIGN INDEX LINKED SECURITIES

         International Bond Portfolio may invest up to 10% of its total assets in instruments that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Securities"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Securities linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Securities. In the case of Foreign Index Linked Securities linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Security. Foreign Index Linked Securities may be issued by a U.S. or foreign governmental agency or instrumentality or by a private domestic or foreign issuer. Only Foreign Index Linked Securities issued by foreign governmental agencies or instrumentalities or by foreign issuers will be considered foreign securities for purposes of the Portfolio's investment policies and restrictions.

         Foreign Index Linked Securities may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Securities are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Securities will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If the Portfolio's investment sub-adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by the Portfolio on Foreign Index Linked Securities may be lower than if the Portfolio had invested in a similarly rated domestic security.

SWAP AGREEMENTS

         Each Portfolio (other than Money Market Portfolio) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because these agreements may affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Portfolio's investment adviser or sub-adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

         The creditworthiness of firms with which a Portfolio enters into swaps, caps, floors or collars will be monitored by Advantus Capital or the sub-adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio's securities.

         The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets. Advantus Capital and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

CREDIT DEFAULT SWAPS

         Each Portfolio (other than Money Market Portfolio) may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

         Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or "earmark" cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio's exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or "earmark" cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or "earmarking" will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or "earmarking" will not limit the Portfolio's exposure to loss.

         Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the adviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement. Certain positions adopted by the Internal Revenue Service may limit the Portfolio's ability to use swap agreements in a desired tax strategy.

         The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.


CURRENCY EXCHANGE TRANSACTIONS

         Spot Exchange Transactions. International Bond Portfolio usually effects (and other Portfolios, exclusive of Money Market Portfolio, may effect) currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, the Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Portfolio must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Portfolio holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Portfolio may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

         Forward Exchange Contracts. International Bond Portfolio also has the authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios may invest for speculative purposes. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. These forward foreign currency exchange contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Portfolio's commitment to purchase the new (more favorable) currency is limited to the market value of the Portfolio's securities denominated in the old (less favorable) currency - see "Foreign Currency Hedging Transactions," below). Because these transactions are not entered into for hedging purposes, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

FOREIGN CURRENCY HEDGING TRANSACTIONS

         Forward Exchange Contracts. International Bond Portfolio has authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward foreign exchange contracts entered into for the purpose of hedging will be limited to hedging involving specific transactions, portfolio positions or foreign cross-currency hedging.

         Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. (An example of a transaction hedge is when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security in a particular currency.) Position hedging is the sale of forward foreign exchange contracts into U.S. dollars with respect to portfolio security positions denominated or quoted in such foreign currency. (An example of a position hedge is if the Portfolio's sub-adviser believes that a foreign currency -- for example the Japanese yen -- may suffer a decline against another currency -- for example the U.S. dollar -- it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline -- the Japanese yen -- that approximates the value of some or all of the Portfolio's investment securities denominated in the Japanese yen.) Foreign cross-currency hedging occurs when the Portfolio's investment sub-adviser believes a particular foreign currency may enjoy a substantial movement against another foreign currency and the sub-adviser decides to enter into a forward contract to sell the less favorable foreign currency in which certain Portfolio securities are denominated and to buy the more favorable foreign currency in an amount not to exceed the total market value of the Portfolio's securities denominated in the less favorable currency.

         The prediction of short-term currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Currency Futures Contracts. International Bond Portfolio may also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Portfolio's investment sub-adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

LOANS OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, to the extent specified in the Prospectus, certain Portfolios may make secured loans of Portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Portfolio assets, however, for purposes of compliance with any requirement described in the Fund's prospectus that a Portfolio invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Portfolio does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Portfolio's custodian for arranging and administering such loans. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio's investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio's investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of each loan.

RESTRICTED AND ILLIQUID SECURITIES

         Each Portfolio may invest up to 15% (10% in the case of Money Market Portfolio) of its respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

         The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Portfolio's investment adviser and sub-adviser, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Portfolio may invest without limitation in these forms of restricted securities if such securities are deemed by the Portfolio's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Portfolio's investment adviser or sub-adviser must consider: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

         If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio is in a position where more than 15% (10% in the case of Money Market Portfolio) of its net assets are invested in restricted and other illiquid securities, the Portfolio will take appropriate steps to protect liquidity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         Bond Portfolio, Mortgage Securities Portfolio, International Bond Portfolio and Real Estate Securities Portfolio may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Portfolio and settlement, no payment is made for the securities purchased by the Portfolio and, thus, no interest accrues to the Portfolio from the transaction.

         The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Portfolio's investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Portfolio's investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Portfolio sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Portfolio's investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Portfolio's net asset value.

         When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

         The Portfolio may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Portfolios that may invest in such transactions, see "Mortgage Dollar Rolls" below.

         The purchase of securities on a when-issued or forward commitment basis exposes the Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Portfolio's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares. No more than 30% of the value of such Portfolio's total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.

MORTGAGE DOLLAR ROLLS

         In connection with its ability to purchase securities on a when-issued or forward commitment basis, Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Portfolio's investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Portfolio while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares.

         For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

REAL ESTATE INVESTMENT TRUST SECURITIES

         The Real Estate Securities Portfolio may invest in real estate investment trust securities ("REIT"). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholder annually 95% or more of its otherwise taxable income.

         REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio's investments in REITS will consist of equity REITs.

REPURCHASE AGREEMENTS

         Each of the Portfolios may enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio's investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government.
In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

         Money Market Portfolio and International Bond Portfolio may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Portfolio sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements may be considered a form of borrowing by the Portfolio from the buyer, collateralized by the security. The Portfolio uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

         The use of reverse repurchase agreements by the Portfolio allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Portfolio's investments and reduces the stability of the Portfolio's net asset value per share. To limit this risk, the Portfolio will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Portfolio's net assets. In addition, when entering into reverse repurchase agreements, the Portfolio will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, Money Market Portfolio will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Portfolio's investment adviser, materially increase the risk of a significant deviation in the Portfolio's net asset value per share. See "Net Asset Value" below.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         GENERALLY. Consistent with their investment objectives and strategies, and to the extent specified in the Prospectus, the Portfolios may enter into a variety of futures contracts, including, without limitation, interest rate and other bond futures contracts, index futures contracts and foreign currency futures contracts, and may also purchase and sell put and call options on futures contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

         In addition, futures contract strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If Advantus Capital or a sub-adviser wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Advantus Capital or a sub-adviser wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         A Portfolio may not enter into short positions in futures contracts or options on futures contracts except for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities). Subject to the additional limitations described under "Regulatory Matters" below, futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Portfolio's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Portfolio's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Portfolio.

         Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. Daily variation margin calls could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract. Futures contracts may also be traded on foreign exchanges.

         Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or liquid assets in an account.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         Options on futures contracts that are written or purchased by the Portfolios on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

         RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Portfolios to additional investment risks and transactions costs. Risks include:

     o the risk that interest rates, securities prices or currency markets will not move in the direction that the Portfolio's investment adviser or sub-adviser anticipates;

     o an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

     o the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

     o leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument; and

     o the risk that the counterparty to an instrument will fail to perform its obligations.

         REGULATORY MATTERS. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Portfolio will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

         Each of the Fund's Portfolios that invests in futures contracts and options on futures contracts has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association. In each case, the Portfolio intends to comply with Section
4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolio can commit assets to initial margin deposits and option premiums.

         The above limitation on the Portfolio's investments in futures contracts and commodity options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission ("CFTC") rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

         For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

OPTIONS

         To the extent permitted in the Prospectus, each Portfolio may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Portfolio will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Portfolio will commit more than 5% of its total assets to premiums when purchasing put or call options.

         A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Portfolio writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Portfolio writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

         Portfolios may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Portfolio owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Portfolios receive premiums from writing call or put options, which they retain whether or not the options are exercised.

         By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Portfolio might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Portfolio purchases a put or call option, any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the option.

         OPTIONS ON SECURITIES. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid securities in a segregated account with its custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

         In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

         OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

         A Portfolio will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Portfolio's adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolios will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

WARRANTS

         Bond Portfolio, International Bond Portfolio and Real Estate Securities Portfolio may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         It is not expected that Bond Portfolio or International Bond Portfolio will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

SECURITIES OF OTHER INVESTMENT COMPANIES

         As permitted by the 1940 Act, and except as otherwise described below, a Portfolio may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Portfolio's total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio. A Portfolio may invest in securities of another investment company without regard to the foregoing limitations, provided the Portfolio satisfies the requirements of Rule 12d1-1 under the 1940 Act, including the requirements that the other investment company is a money market fund and that the Portfolio not pay any sales charge or service fee in connection with such investment. However, because the Money Market Portfolio is also regulated by Rule 2a-7 under the 1940 Act, the Money Market Portfolio may never invest more than 5% of its total assets in the securities of any one investment company, including a money market fund. A Portfolio's investment in another investment company may also be limited by other diversification requirements under the 1940 Act and the Internal Revenue Code.

         As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Investment companies in which a Portfolio may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Portfolio and, therefore, will be borne indirectly by shareholders.

         Exchange Traded Funds. The Portfolios may invest in investment companies in the form of various exchange traded funds ("ETFs"), subject to the Portfolio's investment objectives, policies and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:

         - "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

         - "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

         - "iShares" which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

         - "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Portfolio can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Portfolio's investment strategies.

         ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

SHORT SALES AGAINST THE BOX

         Each Portfolio may sell securities "short against the box"; provided that each Portfolio will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Portfolio does not own, a short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Portfolios have no present intention to sell securities short in this fashion.

DEFENSIVE PURPOSES

         Each Portfolio may invest up to 20% of its respective net assets in cash or cash items. In addition, for temporary or defensive purposes, the Portfolio may invest in cash or cash items without limitation. The "cash items" in which a Portfolio may invest for temporary or defensive purposes, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following restrictions relating to the investment of the assets of the Portfolios.

         Each Portfolio is subject to certain "fundamental" investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Portfolio affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Fund's outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Portfolio if a majority of the outstanding voting securities of such Portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund. For this purpose and under the Investment Company Act of 1940, a majority of the outstanding voting shares of each Portfolio means the lesser of
(i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

FUNDAMENTAL RESTRICTIONS

         1. The Portfolios will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         2. The Portfolios will not concentrate their investments in a particular industry, except that:

               (a) with respect to Money Market Portfolio, this limitation does not apply to investments in domestic banks;

               (b) under normal market conditions, Mortgage Securities Portfolio will concentrate its investments in the mortgage and mortgage-finance industry. Mortgage Securities Portfolio will not concentrate its investments in any other particular industry;

               (c) under normal market conditions, Real Estate Securities Portfolio will concentrate its investments in the real estate or real estate related industry. Real Estate Portfolio will not concentrate its investments in any other particular industry;

               (d) Index 500 Portfolio may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated; and

               (e) Index 400 Mid-Cap Portfolio may concentrate its investments in a particular industry if the S&P 400 Mid-Cap Index is so concentrated.

               For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Portfolio is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. The Portfolios will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

         4. The Portfolios will not purchase physical commodities or contracts relating to physical commodities.

         5. The Portfolios may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         6. The Portfolios may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS

The Fund has adopted a number of non-fundamental policies which appear below.

         7. The Portfolios will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

         8. The Portfolios will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or
               (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Portfolio.

         9. The Portfolios may mortgage, pledge or hypothecate their assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

         10. The Portfolios may not make short sales of securities, other than short sales "against the box," except that this policy does not prevent a Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities).

         11. The Portfolios may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

         12. The Portfolios will not invest more than 15% (10% in the case of Money Market Portfolio) of their net assets in illiquid securities.

         13. The total market value of securities against which a Portfolio may write call or put options will not exceed 20% of the Portfolios' total assets. In addition, a Portfolio will not commit more than 5% of its total assets to premiums when purchasing put or call options.

         If a percentage restriction described above or in the Fund's Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. For purposes of determining an industry "classification" for a particular security and calculating industry concentration percentages, the Fund will generally use the Standard Industry Classification ("SIC") Code assigned to such security by Bloomberg LP. However, the Fund's investment adviser may, in its discretion, override such SIC Code for a specific security when the adviser determines, based on the characteristics of such security and its issuer, that a different industry classification is more appropriate.

ADDITIONAL RESTRICTIONS

         The Money Market Portfolio is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Portfolio be limited to United States dollar-denominated investments that
(a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's.

         Rule 2a-7 also requires, among other things, that the Money Market Portfolio may not invest, other than in U.S. "Government Securities" (as defined in the 1940 Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The present practice is not to purchase any Second Tier Securities.


                               PORTFOLIO TURNOVER

         Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

         Each Portfolio has a different expected annual rate of portfolio turnover. A high rate of turnover in a Portfolio generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive favorable tax treatment. The portfolio turnover rates associated with each Portfolio will, of course, be affected by the level of purchases and redemptions of shares of each Portfolio. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Advantus Capital or a Portfolio's sub-adviser such a sale is advisable.

         The Money Market Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Portfolio's assets will be invested in securities with short maturities and the Portfolio will manage its assets as described above, the Portfolio's holdings of money market instruments will turn over several times a year. However, this does not generally increase the Portfolio's brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Portfolio invests since such securities will be purchased on a net basis.

         For each of the last three calendar years, the portfolio turnover rates for the various Portfolios were as follows:

                                            Portfolio Turnover Rate
                                            -----------------------
       Portfolio                            2006     2005      2004
       ---------                            ----     ----      ----
       Bond                                  90.2%  131.5%    124.2%
       Index 400 Mid-Cap                     15.5    25.5      16.3
       Index 500                              3.6     5.5       1.6
       International Bond                   225.7   317.5     145.2
       Maturing Government Bond 2010         17.8    14.7      17.1
       Money Market                           N/A     N/A       N/A
       Mortgage Securities                   89.4   138.9     152.2
       Real Estate Securities                39.7    34.8      85.3

                        DIRECTORS AND EXECUTIVE OFFICERS

         Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority (75%) of the Board of Directors is comprised of Independent Directors.

         Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of

1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.



                                       Position with Fund
Name, Address(1)                       and Length of               Principal Occupation(s)
and Year of Birth                      Time Served                 During Past 5 Years

------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Independent Directors
-------------------------------------------------------------------------------------------------------------------
Linda L. Henderson                     Director since              Retired; Professional Advisor, Carlson School of
1949                                   January 25, 2007            Management, University of Minnesota,
                                                                   2005 to May 2007; Senior Vice President,
                                                                   Director of Fixed Income Research and
                                                                   Strategies, RBC Dain Rauscher
                                                                   Investments, 1985 to 2004

William C. Melton                      Director since              Founder and President of Melton
1947                                   April 25, 2002              Research Inc. since 1997; member of the
                                                                   Advisory Board of Macroeconomic Advisors
                                                                   LLC since 1998; member, Minneapolis StarTribune
                                                                   Board of Economists since 1986; member, State
                                                                   of Minnesota Council of Economic Advisors from
                                                                   1988 to 1994; various senior positions at American
                                                                   Express Financial Advisors (formerly Investors
                                                                   Diversified Services and, thereafter, IDS/American Express)
                                                                   from 1982 through 1997, including Chief Economist and,
                                                                   thereafter, Chief International Economist

Dorothy J. Bridges                     Director since              President and Chief Executive Officer, Franklin National
1955                                   December 28, 2004           Bank of Minneapolis since 1999; member, Franklin National
                                                                   Bancorporation since 1999; member, Federal Reserve Bank's
                                                                   Consumer Advisory Council since 2006; Chairman, Community
                                                                   Bankers Council of the American Bankers Association; Vice
                                                                   Chair, Northwest Area Foundation Board of Directors
-------------------------------------------------------------------------------------------------------------------
Other Executive Officers(2)
-------------------------------------------------------------------------------------------------------------------

Gregory S. Strong                      President since             Senior Vice President, Chief Actuary
1944                                   April 25, 2007              and Treasurer, Minnesota Life Insurance
                                                                   Company; Treasurer, Minnesota Mutual
                                                                   Companies, Inc.; Senior Vice President and
                                                                   Treasurer, Securian Financial Group, Inc.;
                                                                   Treasurer, Securian Holding Company; Senior
                                                                   Vice President, Treasurer and Director,
                                                                   Securian Life Insurance Company; Vice
                                                                   President and Director, Robert Street Property
                                                                   Management, Inc.; Vice President, Cherokee
                                                                   National Life Insurance Company; Vice
                                                                   President, CNL Financial Corporation; Vice
                                                                   President, CNL/Insurance America, Inc.; Vice
                                                                   President, CNL/Resource Marketing Corporation;
                                                                   Vice President, Commodore National Reinsurance
                                                                   Company; Director, Capitol City Property
                                                                   Management, Inc.; Director, Personal Finance
                                                                   Company LLC; Director, Securian Casualty
                                                                   Company

Gary M. Kleist                         Vice President and          Financial Vice President and Director, Advantus Capital
1959                                   Treasurer since             Management, Inc.; Second Vice President, Minnesota Life
                                       July 24, 2003               Insurance Company; Vice President and Secretary/Treasurer,
                                                                   MIMLIC Funding, Inc. (entity holding legal title to bonds
                                                                   beneficially owned by certain clients of Advantus Capital);
                                                                   Financial Vice President, MCM Funding 1997-1, Inc. and MCM
                                                                   Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital);
                                                                   Second Vice President, Securian Financial Group, Inc.

Michael J. Radmer                      Secretary since             Partner with the law firm of
Dorsey & Whitney LLP                   April 16, 1998              Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
1945


(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

(2) Although not a "corporate" officer of the Fund, Vicki L. Bailey, born in 1955, has served as the Fund's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Second Vice President, Investment Law and Advantus Compliance Officer, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Second Vice President, Securian Financial Group, Inc.

         The Fund has both an Audit Committee and a Nominating Committee of the Board of Directors, the members of which are all directors who are not "interested persons" of the Fund. Ms. Bridges, Ms. Henderson and Mr. Melton comprise the members of both committees.

         The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Fund and each of its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;
(e) to act as a liaison between the Fund's independent auditors and the full Board; and (f) to assist Board oversight of the Fund's internal audit function (if any). The Audit Committee met two (2) times during the last fiscal year.

         The Nominating Committee, which operates in accordance with a separate Nominating Committee Charter approved by the Board of Directors, selects and recommends to the Board of Directors individuals for nomination as Independent Directors. The names of potential Independent Director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Fund does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Nominating Committee does not at present consider nominees recommended by shareholders. The Nominating Committee held two (2) meetings during the last fiscal year.

         The Directors beneficially owned shares in the Fund, in the following dollar ranges as of December 31, 2006:


                                        Dollar Range of
                                       Equity Securities
Name of Director                         in the Fund*
----------------                         ------------
Dorothy J. Bridges                           None
Linda L. Henderson                           None
William C. Melton                            None

* The Fund's shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Directors who own Contracts issued by those companies are the beneficial owners of the shares of the Fund attributable to such Contracts.


         Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Fund to any of its officers or directors who is affiliated with Advantus Capital. The Fund does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Fund but is affiliated with Advantus Capital. Directors who are not affiliated with Advantus Capital receive compensation in connection with the Fund equal to $8,000 per year plus $2,000 per board meeting and committee meeting attended (and reimbursement of travel expenses to attend directors' meetings). During the fiscal year ended December 31, 2006, each Director not affiliated with Advantus Capital was compensated by the Fund in accordance with the following table:

                                                        Pension
                                                      or Retirement
                                  Aggregate             Benefits               Estimated
                                Compensation           Accrued as               Annual
                                    from              Part of Fund           Benefits Upon
Name of Director                  the Fund              Expenses              Retirement
----------------                  --------              --------              ----------
Dorothy J. Bridges                 $22,000                  n/a                    n/a
William C. Melton                  $22,000                  n/a                    n/a
Linda L. Henderson(1)                  n/a                  n/a                    n/a

1 Ms. Henderson was elected a Director on January 25, 2007, and therefore did not receive any compensation during 2006.

                               DIRECTOR LIABILITY

         Under Minnesota law, the Board of Directors of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.


                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

         Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of the Fund and Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, Maturing Government Bond 2010 Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio and Real Estate Securities Portfolio since May 1, 1997. Securian Financial Services, Inc. ("Securian Financial") acts as the Fund's underwriter. Both Advantus Capital and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

         The Fund and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission which permits Advantus Capital to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits Advantus Capital, subject to certain conditions, to select new investment sub-advisers with the approval of the Fund's Board of Directors, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the investment sub-advisers or continue the employment of an investment sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any investment sub-adviser changes. Shareholders have the right to terminate arrangements with an investment sub-adviser by vote of a majority of the outstanding shares of a Portfolio. In the case of a Portfolio which employs more than one investment sub-adviser, the order also permits the Fund to disclose such investment sub-advisers' fees only in the aggregate in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Portfolio employing investment sub-advisers due to its responsibility to oversee the investment sub-advisers and recommend their hiring, termination and replacement.

        Augustus Asset Managers Limited ("AAML") serves as investment sub-adviser to the Fund's International Bond Portfolio, pursuant to an investment sub-advisory agreement with Advantus Capital. Prior to January 11, 2007, AAML's name was Julius Baer Investments Limited ("JBIL"). Effective January 11, 2007, the name and the ownership of JBIL changed. Specifically, Julius Baer Holding Ltd., which previously owned JBIL in its entirety, sold a controlling interest in JBIL to Augustus Holding Limited, which is owned by several key members of AAML's management team (formerly members of JBIL's management team). The management and organizational structure of AAML have not changed from those of JBIL, and the investment personnel who formerly provided services to the International Bond Portfolio through JBIL continue to provide such services through AAML.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND SECURIAN FINANCIAL

         Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company ("Minnesota Life"). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company". All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

         Gregory S. Strong, President of the Fund, is Senior Vice President and Treasurer of Minnesota Life and Securian Financial Group, Inc. Gary M. Kleist, Vice President and Treasurer of the Fund, is Financial Vice President and Director of Advantus Capital. Vicki L. Bailey, Chief Compliance Officer of the Fund, is Vice President, Investment Law, Chief Compliance Officer and Secretary of Advantus Capital. Robert L. Senkler, President of Advantus Capital, is Chairman, President and Chief Executive Officer of Minnesota Life and Securian Financial Group, Inc.

THE FUND'S INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL

         Advantus Capital acts as investment adviser and manager of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, Maturing Government Bond 2010 Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio and Real Estate Securities Portfolio under an Investment Advisory Agreement dated May 1, 2000, and amended with respect to certain of the fees set forth on Schedule A thereto on December 28, 2004 (the "Investment Advisory Agreement"), which originally became effective on May 1, 2000 after it was approved by shareholders on April 17, 2000. Schedule A to the Investment Advisory Agreement, as amended, was approved by shareholders of the Bond, Index 400 Mid-Cap, Index 500, Money Market, Mortgage Securities and Real Estate Securities Portfolios on December 28, 2004 and became effective on January 1, 2005. The Investment Advisory Agreement was last approved by the Board of Directors of the Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 24, 2007. Prior to May 1, 1997, the Fund obtained advisory services from MIMLIC Asset Management Company ("MIMLIC Management"), formerly the parent company of Advantus Capital. Advantus Capital commenced its business in June 1994.

         The Investment Advisory Agreement, will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

         If the shareholders of a class of capital stock of any Portfolio subject to the Investment Advisory Agreement fail to approve any continuance of the Investment Advisory Agreement, Advantus Capital will continue to act as investment adviser with respect to such Portfolio pending the required approval of its continuance, or a new contract with Advantus Capital or a different investment adviser or other definitive action; provided that the compensation received by Advantus Capital in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Investment Advisory Agreement in respect of such Portfolio, whichever is less.

         The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.


THE FUND'S INVESTMENT ADVISORY FEES

         Pursuant to the investment advisory agreement, each Portfolio pays its Investment Adviser an advisory fee equal on an annual basis to a percentage of the Portfolio's average daily net assets as set forth in the following table effective January 1, 2005:

                                                                        Advisory Fee
                                                                    (as a percentage of
         Portfolio                                                average daily net assets)
         ---------                                                -------------------------
         Bond Portfolio                                       0.40% of assets to $1 billion; and
                                                              0.35% of assets exceeding $1 billion

         Index 400 Mid-Cap Portfolio                          0.15% of assets to $1 billion; and
                                                              0.10% of assets exceeding $1 billion;

         Index 500 Portfolio                                  0.15% of assets to $1 billion; and
                                                              0.10% of assets exceeding $1 billion;

         International Bond Portfolio                         0.60% of assets to $1 billion; and
                                                              0.55% of assets exceeding $1 billion

         Maturing Government Bond 2010 Portfolio              0.25% of assets

         Money Market Portfolio                               0.30% of assets to $1 billion; and
                                                              0.25% of assets exceeding $1 billion

         Mortgage Securities Portfolio                        0.40% of assets to $1 billion; and
                                                              0.35% of assets exceeding $1 billion

         Real Estate Securities Portfolio                     0.70% of assets to $1 billion; and
                                                              0.65% of assets exceeding $1 billion

         The fees paid by the Portfolios during the fiscal years ended December 31, 2006, 2005 and 2004 were as follows:

                                                              Advisory Fees Paid
                                                        ----------------------------
         Portfolio                                      2006       2005       2004
         ---------                                      ----       ----       ----
         Bond Portfolio                             $1,393,978 $1,285,464   $881,177
         Index 400 Mid-Cap Portfolio                   203,110    159,212    110,279
         Index 500 Portfolio                           967,756    973,192    735,985
         International Bond Portfolio                  393,729    388,245    381,228
         Maturing Government Bond 2010 Portfolio        11,293     14,401     18,092
         Money Market Portfolio                        310,681    280,081    221,585
         Mortgage Securities Portfolio                 767,760    809,025    709,785
         Real Estate Securities Portfolio              894,242    710,578    426,938

                                       48

         Under the investment advisory agreement, the Investment Adviser furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund pays all its costs and expenses which are not assumed by the Investment Adviser. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of the Investment Adviser or any of its affiliates, compensation paid to the Fund's Chief Compliance Officer, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Securian Financial shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature.

         Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

SUB-ADVISER - AAML

      Augustus Asset Managers Limited ("AAML"), formerly known as Julius Baer Investments Limited ("JBIL"), with principal offices at Bevis Marks House, 24 Bevis Marks, London, EC3A 7NE, England, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program for the International Bond Portfolio's foreign securities, subject to the general control of the Board of Directors of the Fund. AAML provides investment advisory and management services to a variety of institutional clients, including registered investment companies and hedge funds. AAML does not currently serve as investment adviser to any other fund, registered with the SEC under the 1940 Act, that has an investment objective similar to the investment objective of the International Bond Portfolio.

      Effective January 11, 2007, the ownership and name of JBIL changed. Specifically, Julius Baer Holding Ltd., which previously owned JBIL in its entirety, sold a controlling interest in JBIL to Augustus Holding Limited, which is owned by several key members of AAML's management team (formerly JBIL's management team). The management and organizational structure of JBIL did not change in connection with this change in ownership, and the JBIL investment personnel who provided services to the Portfolio prior to January 11, 2007, continue to provide such services through AAML. JBIL also changed its name to Augustus Asset Managers Limited.

      AAML is a registered investment adviser under the Investment Advisers Act of 1940. Effective as of January 11, 2007, AAML is owned by Augustus Holding Limited, with ownership of more than 10%, but less than 25%, of the voting securities of AAML retained by Julius Baer Holding Ltd. Each of the following members of AAML's management team owns a portion, but not 25% or more, of the voting securities of Augustus Holding Limited: Edward C. Dove, President and Director; Timothy Haywood, Chief Executive Officer, Chief Investment Officer and Director; Thomas O'Shea, Fund Manager and Director; Adrian Owens, Fund Manager and Director; Paul McNamara, Fund Manager; and Andrew Snowball, Fund Manager. The address of each such individual is Bevis Marks House, 24 Bevis Marks, London, EC3A 7NE, England. Other members of AAML's management team may also own a lesser percentage of the voting securities of Augustus Holding Limited.

INTERNATIONAL BOND PORTFOLIO INVESTMENT SUB-ADVISORY AGREEMENT - AAML

      AAML acts as investment sub-adviser to the Fund's International Bond Portfolio under an Investment Sub-Advisory Agreement (the "AAML Agreement") with Advantus Capital dated January 11, 2007, which became effective the same date. Prior to January 11, 2007, JBIL served as investment sub-adviser to the International Bond Portfolio pursuant to an investment Sub-Advisory Agreement with Advantus Capital dated January 27, 2005 (the "2005 Agreement"). The AAML Agreement is materially identical to the 2005 Agreement, except for a change in the effective date.

      The AAML Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the AAML Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the International Bond Portfolio's outstanding voting securities on 60 days' written notice to AAML and by AAML on 60 days' written notice to Advantus Capital. Unless sooner terminated, the AAML Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Bond Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the AAML Agreement, cast in person at a meeting called for the purpose of voting on such approval. The AAML Agreement was last approved by the Board of Directors of the Fund (including a majority of the directors who are not parties to the contract or interested persons of any such party) on January 24, 2007.

      From the advisory fee received from International Bond Portfolio, Advantus Capital pays AAML a sub-advisory fee equal to .30% of International Bond Portfolio's average daily net assets.

BASIS OF ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS


      A discussion regarding the basis of the approval by the Fund's Board of Directors, in January 2006, of the Investment Advisory Agreement with Advantus Capital and the 2005 Agreement with JBIL is available in the Semiannual Report to Shareholders for the period ended June 30, 2006. A discussion regarding the approval by the Fund's Board of Directors, in November 2006, of the AAML Agreement with AAML is available in the Annual Report to Shareholders for the year ended December 31, 2006. An updated discussion regarding the most recent such approval by the Fund's Board of Directors, including approval of the AAML Agreement, in January, 2007, will be available in the Semiannual Report to Shareholders for the period ending June 30, 2007.

INFORMATION REGARDING FUND PORTFOLIO MANAGERS

         OTHER ACCOUNTS MANAGED. For each of the Fund's Portfolios, the table below lists the number of other accounts managed by each portfolio manager within each of the following categories and the total assets in the accounts managed within each category as of the end of the Fund's most recent fiscal year: (i) registered investment companies ("RICs"), (ii) other pooled investment vehicles, and (iii) other accounts. Except as noted below, none of the accounts identified in any category pays an advisory fee based on the performance of the account.

                                                   NUMBER OF   TOTAL ASSETS
  PORTFOLIO MANAGER           TYPE OF ACCOUNT       ACCOUNTS   (in millions)
  -----------------           ---------------      ---------   ------------
Joseph R. Betlej       RICs                            3      $   865.7
                       Pooled Investment Vehicles      1      $    30.4
                       Other Accounts                  3      $   203.3

Lowell R. Bolken       RICs                            3      $   865.7
                       Pooled Investment Vehicles      1      $    30.4
                       Other Accounts                  3      $   203.3

Thomas B. Houghton     RICs                            3      $   546.7
                       Pooled Investment Vehicles      2      $   605.4
                       Other Accounts                  9      $   801.3

David W. Land          RICs                            5      $   957.5
                       Pooled Investment Vehicles      1      $   222.1
                       Other Accounts                  6      $   817.2

Philip Mann            RICs                            1      $    62.6
                       Pooled Investment Vehicles      0      $     0
                       Other Accounts                  0      $     0

Christopher R. Sebald  RICs                            7      $ 1,074.6
                       Pooled Investment Vehicles      2      $   605.4
                       Other Accounts*                12      $ 2,100.9

James P. Seifert       RICS                            2      $   814.5
                       Pooled Investment Vehicles      5      $   776.2
                       Other Accounts                  0      $     0

----------

* A portion of the advisory fee for one account with total assets of $516.7 million is based on the performance of the account.

         CONFLICTS OF INTEREST. In the judgment of the Fund's investment adviser and investment sub-adviser, no material conflicts of interest are likely to arise in connection with a portfolio manager's management of a Fund Portfolio on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Advantus Capital's and the Fund's code of ethics, or in the case of the portfolio manager for the International Bond Portfolio, with AAML's code of ethics. The Fund Portfolio and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Both Advantus Capital and AAML have also adopted policies and procedures designed to ensure that investment opportunities are allocated fairly between a Fund Portfolio and other accounts managed by the same portfolio manager, including accounts of Advantus Capital, AAML, or their affiliates. In addition, both Advantus Capital and AAML believe that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager's compensation, but no portfolio manager's compensation structure favors one account over another on the basis of performance.


         PORTFOLIO MANAGERS' OWNERSHIP OF FUND SECURITIES. The Fund's shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Portfolios can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Portfolios are offered as investment options. As of the end of the Fund's most recent fiscal year, none of the portfolio managers identified above owns beneficially, through such contracts, shares of any of the Portfolios.

         PORTFOLIO MANAGER COMPENSATION. As of the end of the Fund's most recent fiscal year, each portfolio manager of a Fund Portfolio is compensated for managing the Portfolio and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Advantus Capital or AAML and which do not discriminate in favor of any portfolio manager.

Index 400 Mid-Cap Portfolio and Index 500 Portfolio

         The Index 500 and Index 400 portfolio manager receives the following compensation:

         Base Salary - the portfolio manager's total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

         Short-term Bonus - the portfolio manager is eligible for an annual bonus that is based on ability to meet predetermined goals. Of the total goal, approximately 88% is based on the pre-tax investment performance versus an appropriate benchmark, which, in the case of a Portfolio, is the Portfolio's benchmark index described in the Fund's prospectus. Performance comparisons to the respective benchmark are performed using one-year performance. The remaining goals (approximately 12%) are based on subjective fulfillment of position duties.

         Long-term Incentive - the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital's strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

         Deferred Compensation - the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

International Bond Portfolio


         The portfolio manager for the International Bond Portfolio receives a salary and other benefits (contributions are made on the portfolio manager's behalf to a staff pension fund and appropriate allowances are paid). These are fixed in nature and are linked to the portfolio manager's role. The portfolio manager may or may not be paid a bonus at the discretion of AAML senior management based on the performance of the accounts under management, the performance fees, if any, received from accounts under management and net new money under management. The portfolio manager does not, however, receive a portion of performance-based advisory fees, if any, paid with respect to any accounts managed by the portfolio manager.

Bond Portfolio, Maturing Government Bond 2010 Portfolio, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio


         The portfolio managers of the Bond Portfolio, Maturing Government Bond 2010 Portfolio, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio receive the following compensation:

         Base Salary - the portfolio manager's total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

         Short-term Bonus - the portfolio manager is eligible for an annual bonus that is based on the portfolio manager's ability to meet predetermined goals. Of the total goal, approximately 95% is based on the pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Portfolio, the appropriate benchmark is the Portfolio's benchmark index described in the Fund's prospectus. Appropriate peer groups are determined using applicable Lipper investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 5%) are based on subjective fulfillment of position duties.

         Long-term Incentive - the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital's strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

         Deferred Compensation - the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

         Revenue Share - the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients. Revenues received from accounts of Advantus Capital or any of its affiliates, or from Fund Portfolios, are not subject to revenue share.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

         The Board of Directors of the Fund and Advantus Capital have adopted policies and procedures on the Fund's behalf to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Portfolios (the "Disclosure Policies"). The Disclosure Policies are intended to ensure compliance by Advantus Capital and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of Advantus Capital to prevent the selective disclosure of non-public information concerning the Portfolios, except in accordance with the Disclosure Policies. Advantus Capital does not receive any compensation in return for the disclosure of information about a Portfolio's securities or for any ongoing arrangements to make available information about a Portfolio's securities.

         The Board and Advantus Capital considered each of the circumstances under which a Portfolio's portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. Advantus Capital and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds' shareholders, on the one hand, and those of Advantus Capital and its affiliates, on the other hand. After giving due consideration to these matters and after the exercise of their fiduciary duties, Advantus Capital and the Board determined that the Portfolios have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board of Directors exercises continuing oversight of the disclosure of the portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Fund's shareholders and those of Advantus Capital and for any waivers and exceptions made to the Disclosure Policies during the preceding quarter and determining if they were made in the best interests of Fund shareholders, (ii) reviewing, at least quarterly, any violation(s) of the Disclosure Policies during the preceding quarter, and (iii) reviewing these procedures from time to time for their continued appropriateness and amending or ratifying the Disclosure Policies as the Board of Directors deems necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of Advantus Capital and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies.

         Advantus Capital and the Board of Directors reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

         The Fund files complete portfolio holdings schedules for each Portfolio as required in public filings made with the SEC on a quarterly basis. In its capacity as investment adviser to the Fund, Advantus Capital personnel that deal directly with the management, processing, settlement, review, control, auditing, reporting or valuation of portfolio trades have full daily access to portfolio holdings. Below is a list that describes the circumstances in which portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC. No information concerning the portfolio holdings of the Portfolios may be disclosed to any third party except as provided below:



         o Disclosure on a Delay. The Fund and Advantus Capital may publicly disclose all calendar quarter-end portfolio holdings of all Portfolios after a 60 day delay. Disclosure to consultant databases, ratings agencies and other third parties will be subject to the delay requirement unless permitted pursuant to another approved method of portfolio holdings disclosure.

         o Affiliated Service Providers. Certain personnel of affiliated service providers that deal directly with internal audit, accounting, financial reporting, legal and other administrative services have full daily access to portfolio holdings. Such personnel include employees of the Fund's administrative services agent, Minnesota Life Insurance Company, and the Fund's underwriter, Securian Financial Services, Inc. The frequency of disclosure varies and may be as frequent as daily, with no lag.

         o Unaffiliated Service Providers - Daily. Certain personnel employed by unaffiliated third party service providers have daily access to portfolio holdings information. Such personnel include (i) employees of the Fund's accountant, State Street Bank and Trust Company, that are involved in the daily accounting and investment administration services of the Fund,
                  (ii) employees of the Fund custodians and securities lending agents, Wells Fargo Bank Minnesota and Mellon Bank, N.A.,
                  (iii) employees of unaffiliated service providers, Bloomberg LP, FT Interactive Data, and Lehman Brothers Holdings Inc., that are involved with maintenance of computer systems used by Advantus Capital to track portfolio holdings and trading information on behalf of the Fund, and (iv) employees of the sub-adviser for the International Bond Portfolio, AAML. The frequency of disclosure varies and may be as frequent as daily, with no lag. The Fund's accountant, computer system provider and sub-adviser are subject to contractual duties of confidentiality regarding portfolio holdings information.


         o Unaffiliated Service Providers - As Needed. Personnel of certain other unaffiliated third party service providers have access to Fund portfolio holdings information only as needed to provide services to the Fund. These service providers include (i) the Fund's independent registered public accounting firm, KPMG LLP, (ii) the Fund's general counsel, Dorsey & Whitney LLP, (iii) the independent legal counsel to the Fund's independent directors, Faegre & Benson LLP, (iv) the Fund's financial printer and EDGAR filing agent, Merrill Corporation, in connection with the printing of the Fund's annual and semiannual reports to shareholders and the filing of the Fund's reports on Form N-CSR and Form N-Q with the Securities and Exchange Commission, and (v) other attorneys in connection with evaluation of a potential investment or a collection of investments or in connection with seeking other legal advice which may be on behalf of the Fund, Advantus Capital or other service providers provided there is a duty of confidentiality established either by contract or by law. The frequency of disclosure varies and is provided on an as needed basis.


         o AAML - International Bond Portfolio Sub-Adviser. AAML has adopted a policy regarding disclosure of portfolio holdings information related to the International Bond Portfolio. Pursuant to this policy, AAML will not disclose portfolio holdings information except (i) to market counterparties and custodians as necessary in the course of sub-advising the portfolio, (ii) to legal and regulatory authorities, (iii) to AAML lawyers and other advisers on a confidential basis, and
                  (iv) in accordance with instructions from Advantus Capital. The frequency of disclosure to AAML is daily, with no lag.

         o Select Broker/Dealers Related to Trading. Portfolio managers, analysts and traders may discuss portfolio holdings with various broker/dealers for purposes of trade settlement, analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of certain portfolio holdings, as well as for the purpose of assisting portfolio managers in the trading of such securities. The frequency of disclosure to select broker/dealers for trading and research purposes varies and may be as frequent as daily, with no delay.

         o Consultants/Institutional Investors. Advantus Capital discloses representative account and composite "top 10 holdings," "top 10 holdings percentages," "buy/sell examples" and other similar breakdowns to consultants and potential institutional investors in connection with marketing investment advisory services. Composites are made up of accounts managed by Advantus Capital that are focused on a similar investment strategy and meet certain other conditions. For each composite, one account is designated as the representative account. The representative account is used to illustrate characteristics of the accounts that make up a composite. The representative account may be a Portfolio, but will not be identified by name in marketing materials. Composite information is aggregated across accounts and is not identified as held by a particular Portfolio. The information is periodically included in pitchbooks, presentations, requests for proposals and web site one pagers and is generally current as of the most recent quarter end.

         o Disclosure of Aggregate Composite Characteristics. Aggregate composite characteristics may be made available without a delay. Examples of aggregate composite characteristics include, but are not limited to, (i) the allocation of the portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the components of the portfolio holdings and other investment positions, (iii) the attribution of returns by asset class, sector, industry and country, and
                  (iv) volatility characteristics.

         o Disclosure of Individual Portfolio Holdings. Certain spokespersons of Advantus Capital or the Fund may disclose or confirm the ownership of any individual holding position in materials prepared for Fund shareholders, media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (i) aggregate client position size is not disclosed, (ii) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Portfolio (which can be disclosed only in accordance with the Disclosure Policies), and (iii) the information does not constitute material nonpublic information.

         DISCLOSURE AS REQUIRED BY LAW. A Portfolio's portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Portfolio shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of required disclosure include, but are not limited to, disclosure of portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. Disclosure of portfolio holdings or other investment positions by Advantus Capital or the Fund as required by applicable laws, rules and regulations must be authorized by the Chief Compliance Officer of Advantus Capital, or an authorized designee.

         WAIVERS OF DISCLOSURE POLICIES. The Chief Compliance Officer of Advantus Capital oversees the Disclosure Policies on a day-to-day basis. The Chief Compliance Officer of Advantus Capital, or an authorized designee, makes decisions regarding any waiver or exception of a Disclosure Policy based on the best interests of Fund shareholders, including an analysis of any actual or potential conflicts of interest. The Chief Compliance Officer of Advantus Capital also considers whether the advance disclosure is supported by a legitimate business purpose and whether the information is subject to an independent duty not to disclose or trade on the nonpublic information. All waivers and exceptions will be disclosed to the Board of Directors at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Portfolios and their shareholders, and the legitimate business purposes served by the disclosure.

ADMINISTRATIVE SERVICES

         The Fund has entered into an agreement with Minnesota Life under which Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services to the Fund in exchange for a monthly fee paid by each Portfolio. Effective January 1, 2007, Minnesota Life provides administrative services at a monthly cost of $2,600 per Portfolio. Additional accounting and administrative services are performed by State Street Bank and Trust Company (see below). Under the Fund's agreement with Minnesota Life, Minnesota Life oversees State Street's performance of these services. During each of the last three calendar years the amounts paid by each Portfolio to Minnesota Life for these services were as follows:


         Portfolio                                       2006    2005     2004
         ---------                                       ----    ----     ----
         Bond Portfolio                                $34,825 $31,200  $28,800
         Index 400 Mid-Cap Portfolio                    34,825  31,200   28,800
         Index 500 Portfolio                            34,825  31,200   28,800
         International Bond Portfolio                   34,825  31,200   28,800
         Maturing Government Bond 2010 Portfolio        34,825  31,200   28,800
         Money Market Portfolio                         34,825  31,200   28,800
         Mortgage Securities Portfolio                  34,825  31,200   28,800
         Real Estate Securities Portfolio               34,825  31,200   28,800

                                           51

         The Fund has also entered into separate agreements with State Street Bank and Trust Company ("State Street") pursuant to which State Street provides daily accounting and investment administration services for the Fund's Portfolios. Under this agreement, the annual fee for each Portfolio is equal to ..02% of the first $2.5 billion in net assets, .015% of net assets from $2.5 billion to $5.0 billion, and .01% of net assets in excess of $5 billion. During the last three calendar years, the amounts paid by each Portfolio to State Street for these services were as follows:

     Portfolio                                       2006     2005         2004
     ---------                                       ----     ----         ----
     Bond Portfolio                               $ 91,866   $ 81,289   $ 72,943
     Index 400 Mid-Cap Portfolio                    58,652     55,032     51,900
     Index 500 Portfolio                           150,986    155,264    105,834
     International Bond Portfolio                   61,749     58,875     55,236
     Maturing Government Bond 2010 Portfolio        52,403     51,632     48,900
     Money Market Portfolio                         53,941     52,532     49,650
     Mortgage Securities Portfolio                  58,980     57,421     61,416
     Real Estate Securities Portfolio               55,526     53,332     50,400

CODE OF ETHICS

         Advantus Capital, Securian Financial and the Fund, together with the sub-adviser for the International Bond Portfolio, has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code's provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Fund.


PROXY VOTING POLICIES

         The Fund and its Portfolios have delegated all proxy voting responsibilities to Advantus Capital. In the case of the Money Market, Index 500, Index 400 Mid-Cap and Real Estate Securities Portfolios, Advantus Capital, pursuant to the Advantus Capital Proxy Voting Policies and Procedures (the "Proxy Voting Policies"), has instructed the Portfolios' custodian, Wells Fargo Bank, to vote proxies on behalf of the Portfolios in accordance with Wells Fargo's Proxy Guidelines and Philosophy (the "Wells Guidelines"). The Wells Guidelines include procedures for avoiding material conflicts of interest between the interests of the Portfolio and the interests of the Fund's investment adviser, principal underwriter or other persons affiliated with the Fund, its investment adviser or principal underwriter. Advantus Capital monitors the proxy votes cast by Wells Fargo, including votes cast in situations presenting conflicts of interest. The Fund's other Portfolios do not generally invest in voting securities, but proxies for any voting securities which may be held by such Portfolios are voted by Advantus Capital in accordance with the Proxy Voting Policies in a manner that is generally consistent with the Wells Guidelines. The Proxy Voting Policies for these Portfolios also include procedures for avoiding material conflicts of interest that are substantially identical to those in the Wells Guidelines. Copies of the Proxy Voting Policies, including the Wells Guidelines, are attached as Appendix E. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling, toll-free, 1-866-330-7355 or (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. The Fund will provide this information within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

DISTRIBUTION AGREEMENT


         Securian Financial Services, Inc. ("Securian Financial") acts as the underwriter of the Funds' shares, pursuant to a written agreement. The Board of Directors of the Fund, including a majority of the directors who are not parties to the agreement, or interested persons of any such party, last approved the Fund's Underwriting and Distribution Agreement dated May 1, 2000 with Securian Financial (the "Distribution Agreement") on January 24, 2007. Under the Distribution Agreement, Securian Financial does not receive any compensation for its services as principal underwriter for the Fund, except for certain fees paid pursuant to the Fund's Rule 12b-1 Plan of Distribution. See "Payment of Certain Distribution Expenses of the Fund," below.

         The Distribution Agreement may be terminated by the Fund or Securian Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         In the Distribution Agreement, Securian Financial undertakes to indemnify the Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Fund but not with Securian Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUND


         The Fund has adopted a Plan of Distribution (the "Plan") relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, Class 2 shares and the Money Market Portfolio (Class 1 shares and the Maturing Government Bond Portfolio 2010 are not part of the Plan), pay a fee to Securian Financial, or to life insurance companies ("Insurance Companies") whose variable insurance contracts ("Variable Contracts") offer shares of the Fund, which, on an annual basis, is equal to .25% of each Portfolio's average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Fund's shares.


         The distribution fees may be used by Securian Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Fund or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Fund, printing and mailing Fund prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Fund operations and Portfolio composition and performance, furnishing personal services or such other enhanced services as the Fund or a Variable Contract owner may require, or maintaining customer accounts and records.


         In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) with respect to each Portfolio/Class, the Plan has been adopted prior to any public offering of the voting securities of the Portfolio/Class or prior to the sale of such securities to persons who are not affiliated persons of the Fund, affiliated persons of such persons, promoters of the Fund, or affiliated persons of such promoters, or, if not so adopted, the Plan must have been approved by a vote of at least a majority of the outstanding voting securities of each such Portfolio/Class (Class 1 shares and the Maturing Government Bond Portfolio 2010 are not part of the Plan), and by a majority vote of both the full Board of Directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Directors and the Independent Directors,
(3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund or of a particular Portfolio/Class,
(4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, or of a particular Portfolio/Class, and all material amendments must be approved by a majority vote of both the full Board of Directors and the Independent Directors, (5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and
(6) the Fund's underwriter, the Insurance Companies or others will prepare and furnish to the Board of Directors, and the Board of Directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.


         Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and
(3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 24, 2007, the Board of Directors of the Fund so concluded.

         During the fiscal year ended December 31, 2006, each Portfolio covered by the Plan of Distribution paid the following amount to Securian Financial in accordance with the Plan:

         Portfolio                                                                Amount Paid
         ---------                                                                -----------
         Bond                                                                    $    871,236
         Index 400 Mid-Cap                                                            338,517
         Index 500                                                                  1,612,926
         International Bond                                                           164,054
         Money Market                                                                 258,901
         Mortgage Securities                                                          479,850
         Real Estate Securities                                                       319,372

         In accordance with the Plan of Distribution, Securian Financial has entered into separate Fund Shareholder Services Agreements with Minnesota Life Insurance Company (Minnesota Life), dated May 1, 2000 and Securian Life Insurance Company (Securian Life), dated April 20, 2006 (Securian Life is an affiliate of Minnesota Life). Each of these Agreements provides that Minnesota Life or Securian Life will provide to the Fund, on behalf of Securian Financial, distribution and non-distribution related services, of the type described above. Securian Financial agrees to pay Minnesota Life or Securian Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Portfolios of the Fund which are attributable to the Contracts issued by Minnesota Life or Securian Life, respectively, and are a part of the Plan of Distribution. These Agreements were last approved by a vote of the Board of Directors, including a majority of the Independent Directors, on January 24, 2007.

         The Plan of Distribution could be construed as a "compensation plan" because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Fund's shares than it receives as distribution fees pursuant to the Plan of Distribution for the Portfolios covered by the Plan. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

CUSTODIANS

         The assets of each Portfolio of the Fund are held in custody by an independent custodian pursuant to a custodian agreement approved by the Fund's Board of Directors.

         Wells Fargo Bank Minnesota, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, is the custodian for the Money Market, Index 500, Index 400 Mid-Cap and Real Estate Securities Portfolios.

         Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258, is the custodian for the Bond, Mortgage, Maturing Government Bond 2010 and International Bond Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Fund's independent registered public accounting firm and provides audit services to the Fund, including audits of the Fund's annual financial statements.

LEGAL COUNSEL

         The Fund's general counsel is Dorsey & Whitney LLP. The firm of Faegre & Benson LLP serves as independent legal counsel to the Fund's independent directors.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

INVESTMENT ADVISER

         The Investment Adviser selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Portfolios of the Fund, except for those Portfolios which have entered into sub-advisory agreements. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of the Investment Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, the Investment Adviser considers the quality and expertise of that brokerage and any research services (as defined in the Securities Exchange Act of 1934), and generally the Fund pays higher than the lowest commission rates available. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for the Investment Adviser, the Fund enables the Investment Adviser to supplement its own investment research activities and allows the Investment Adviser to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to the Investment Adviser, the Investment Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.

         There is no formula for the allocation by the Investment Advisers of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, the Investment Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

         To the extent research services are used by the Investment Adviser in rendering investment advice to the Fund, such services would tend to reduce the Investment Adviser's expenses. However, the Investment Adviser does not believe that an exact dollar amount can be assigned to these services. Research services received by the Investment Adviser from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by the Investment Adviser, and conversely, research services received by the Investment Adviser in respect of transactions for such other portfolios will be available for the benefit of the Fund.

         During the fiscal years ended December 31, 2006, 2005 and 2004, brokerage commissions paid were:

                                                               Brokerage Commissions Paid



         Portfolio                                         2006               2005               2004
         ---------                                         ----               ----               ----
         Bond Portfolio                                $  19,530          $       --         $       --
         Index 400 Mid-Cap Portfolio                      33,269              42,073             23,371
         Index 500 Portfolio                              52,028              58,169             24,034
         International Bond Portfolio                         --                  --                 --
         Maturing Government Bond 2010 Portfolio              --                  --                 --
         Money Market Portfolio                               --                  --                 --
         Mortgage Securities Portfolio                     4,172               1,075                 --
         Real Estate Securities Portfolio                159,909             108,830            274,911

         Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Fund for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.

         The Fund will not execute portfolio transactions through any affiliate, except as described below. The Investment Adviser believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

         Consistent with achieving best execution, the Fund may participate in so-called "directed brokerage" (or "Commission recapture") programs, under which brokers (or dealers) used by the Fund remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Portfolio from which they were generated. Subject to oversight by the Fund's Board of Directors, either the Investment Adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Portfolio receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase Portfolio returns.

         In addition to providing investment management services to the Fund, Advantus Capital provides investment advisory services for insurance companies, including Minnesota Life and its affiliated life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Fund are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Fund and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Fund, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Fund's participation in such transactions on balance will produce better net results for the Fund.

         The Fund's acquisition during the fiscal year ended December 31, 2006, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:

                                                                           Value of Securities Owned
                                                                             in the Portfolios at
                  Name of Issuer                                              End of Fiscal Year
                  --------------                                           -------------------------
                  American Beacon Funds                                           $34,806,737
                  Bank of America Securities                                       37,468,790
                  BlackRock Capital                                                15,047,125
                  Citigroup, Inc.                                                  20,513,144
                  Goldman Sachs & Co.                                               4,422,580
                  JP Morgan Securities, Inc.                                       31,617,725
                  Lehman Bros. Holdings                                             2,410,080
                  Merrill Lynch & Co.                                               8,777,581
                  Wells Fargo Investments                                          77,848,116

SUB-ADVISER

         AAML, in managing the International Bond Portfolio, intends to follow the same brokerage practices as those described above for the Investment Adviser.



                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are currently offered continuously at prices equal to the respective net asset values of the Portfolios only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Securian Financial serves as the Fund's underwriter. It is possible that at some later date the Fund may offer its shares to other investors and it reserves the right to do so.

         Shares of the Fund are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


                          FUND SHARES AND VOTING RIGHTS


         The authorized capital of the Fund consists of one trillion shares of capital stock with a par value of $.01 per share; with authorized shares of 100,000,000,000 allocated to each Portfolio and with authorized shares of 10,000,000,000 allocated to each class (Class 1 and Class 2) of the following
Portfolios: Bond, Index 400 Mid-Cap, Index 500, International Bond, Mortgage Securities, and Real Estate Securities. The remaining shares may be allocated by the Board of Directors to any new or existing Portfolios.


         All shares of all Portfolios have equal voting rights, except that only shares of a particular Portfolio are entitled to vote certain matters pertaining only to that Portfolio. Pursuant to the Investment Company Act of 1940 (as amended) and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a Portfolio whose shareholders have not approved such matter.


         Each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangements pertaining to that class of shares. Further, each class of shares has separate voting rights on any other matter submitted to shareholders in which the interests of a class of shareholders differ from the interests of the holders of any other class of shares and to the extent required by the articles of incorporation and bylaws of Advantus Series Fund, Inc., the Minnesota Business Corporation Act, and the 1940 Act.



         Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio/Class and in net assets of such Portfolio/Class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio/Class, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights, which means that the holders of more than half of the Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.


         The Fund will not hold periodically scheduled shareholder meetings. Minnesota corporate law does not require an annual meeting. Instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of a Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. A special meeting may also be called at any time by the chief executive officer, two or more directors, or a shareholder or shareholders holding ten percent of the voting shares of the Fund. At a meeting, called for the purpose, shareholders may remove any director by a vote of two-thirds of the outstanding shares. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions, and for all investment advisory contracts and amendments thereto.

     Because of the pass-through voting structure of variable insurance contracts, the owners of the variable annuity contracts and variable life insurance policies ("Contract owners") who invest in the Fund are entitled to provide voting instructions to Minnesota Life and any other insurance company with regard to Fund shares held in insurance company separate account(s) on behalf of such Contract owners. Minnesota Life is required by law to request voting instructions from Contract owners with respect to such shares and must vote shares in accordance with the instructions received. In addition, with respect to shares for which no voting instructions are received, Minnesota Life must vote such shares in proportion to the shares for which voting instructions are received. As a result, a small number of voting Contract owners may be able to control the Fund.

                             PRINCIPAL SHAREHOLDERS

     The officers and directors of the Fund cannot directly own shares of the Portfolios, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and directors as a group own less than 1% of the outstanding shares of each Portfolio.



         No shareholder owns 5% or more of the outstanding shares of any Portfolio except as set forth below. As of August 17, 2007, all of the outstanding shares of each Portfolio were owned by Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota 55101-2098, in the following amounts. The amounts shown below, other than for Maturing Government Bond 2010 and Money Market, are for Class 2. As of November 6, 2007, there were no outstanding shares of Class 1 of any Portfolio:





                                       Number of             Percent
     Name of Portfolio                Shares Owned            Owned
     ----------------------           ------------           -------
     Bond                              249,357,482             100%
     Index 400 Mid-Cap                  81,630,993             100%
     Index 500                         135,617,548             100%
     International Bond                 50,841,695             100%
     Maturing Government
      Bond 2010                          2,430,578             100%
     Money Market                      126,528,908             100%
     Mortgage Securities               123,182,095             100%
     Real Estate Securities             48,489,460             100%


                                 NET ASSET VALUE




         The net asset value of the shares of the Portfolios is computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and
(iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Portfolio at that time. Expenses, including the investment advisory fee payable to Advantus Capital, are accrued daily. Net asset value per share is computed separately by Class for each Portfolio offered in two classes. Because different expenses are applicable to Class 1 and Class 2 shares, the net asset value per share of Class 1 shares of a Portfolio generally will not be the same as the net asset value per share of Class 2 of the same Portfolio.



         Securities, except securities held by the Money Market Portfolio, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the date of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Board of Directors and in accordance with Board-approved valuation policies and procedures. Other assets also are valued at fair value as determined in good faith by the Board of Directors. A Portfolio's investments will also be valued at fair value by the Pricing Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio's share price is calculated. Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment. Debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market, except that debt obligations with remaining maturities of sixty days or less held by the International Bond Portfolio may be valued at their amortized cost, which approximates market value.
         All instruments held by the Money Market Portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Portfolio, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed by dividing the annualized daily income of the Portfolio by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

         The Money Market Portfolio values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Money Market Portfolio and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $ 1.00 per share by virtue of the amortized cost method of valuation. The Money Market Portfolio will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the Portfolio's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Portfolio's amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

         The Portfolio will, in further compliance with Rule 2a-7, maintain a dollar-weighted average Portfolio maturity not exceeding 90 days and will limit its Portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Portfolio will limit its investments in the securities of any one issuer to no more than 5% of Portfolio assets and it will limit investment in securities of less than the highest rated categories to 5% of Portfolio assets. Investment in the securities of any issuer of less than the highest rated categories will be limited to the greater of 1% of Portfolio assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Portfolio in the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                                PERFORMANCE DATA

CURRENT YIELD FIGURES FOR MONEY MARKET PORTFOLIO



         Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income for a seven-day or other specified period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the specified period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the specified period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also quote the effective yield of the Money Market Portfolio for a seven-day or other specified period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis. Purchasers of variable contracts issued by Minnesota Life should recognize that the yield on the assets relating to such a contract which are invested in shares of the Money Market Portfolio would be lower than the Money Market Portfolio's yield for the same period since charges assessed against such assets are not reflected in the Portfolio's yield. The current yield and effective yield of the Money Market Portfolio for the seven-day period ended June 30, 2007 were 4.69% and 4.80%, respectively.


CURRENT YIELD FIGURES FOR OTHER PORTFOLIOS



         Yield quotations for Portfolios other than the Money Market Portfolio are determined by dividing the Portfolio's net investment income per share for a 30-day period, excluding realized or unrealized gains or losses, by the net asset value per share on the last day of the period. In computing net investment income dividends are accrued daily based on the stated dividend rate of each dividend-paying security, and interest reflects an amortization of discount or premium on debt obligations (other than installment debt obligations) based upon the market value of each obligation on the last day of the preceding 30-day period. Undeclared earned income (net investment income which at the end of the base period has not been declared as a dividend but is expected to be declared shortly thereafter) is subtracted from the net asset value per share on the last day of the period. An annualized yield figure is determined under a formula which assumes that the net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield figures published by the Fund will reflect Advantus Capital's voluntary absorption of certain Fund expenses (as previously discussed in "Investment Advisory and Other Services - Investment Advisory Agreement" above). For the 30-day period ended June 30, 2007, the yields of the Portfolios are shown in the table below.



         The yields and returns shown below (other than for Maturing Government Bond 2010 Portfolio and Money Market Portfolio) are for Class 2. Class 1 shares commenced operations on November 6, 2007 and therefore have no performance history. With respect to each such Portfolio, both classes of shares will be invested in the same portfolio of securities and will have substantially similar yields and returns, differing only to the extent that the classes do not have the same expenses. Because Class 2 is subject to a 0.25% 12b-1 distribution fee that is not charged to Class 1, the yields and returns for Class 1 of each Portfolio would have been somewhat greater than the yields shown for Class 2.




                  Portfolio                                        Yield
                  ---------                                        -----
         Bond Portfolio                                            5.13
         Index 400 Mid-Cap Portfolio                                N/A
         Index 500 Portfolio                                        N/A
         International Bond Portfolio                               N/A
         Maturing Government Bond 2010 Portfolio                   2.01
         Money Market Portfolio                                     N/A
         Mortgage Securities Portfolio                             5.14
         Real Estate Securities Portfolio                           .73

TOTAL RETURN FIGURES FOR ALL PORTFOLIOS

         Cumulative total return quotations for the Portfolios represent the total return for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. Cumulative total return is equal to the percentage change between the net asset value of a hypothetical $1,000 investment at the beginning of the period and the net asset value of that same investment at the end of the period with dividend and capital gain distributions treated as reinvested.



         The cumulative total return figures published by the Fund will reflect the voluntary absorption of certain Fund expenses by Advantus Capital and Minnesota Life (as previously discussed in "Investment Advisory and Other Services - Investment Advisory Agreement" above). The cumulative total returns for the Portfolios for the specified periods ended June 30, 2007 are shown in the table below. The figures in parentheses show what the cumulative total returns would have been had Advantus Capital and Minnesota Life not absorbed Fund expenses as described above.





                                                                       From Inception                Date of
                                                                         to 6/30/07                 Inception
                                                                       ---------------              ---------
Bond Portfolio                                                      342.84%      (338.57%)           12/3/85
Index 400 Mid-Cap Portfolio                                         182.42       (178.70)            10/1/97
Index 500 Portfolio                                                 646.05       (643.52)             5/1/87
International Bond Portfolio                                         58.11        (58.11)            10/1/97
Maturing Government Bond 2010 Portfolio                             162.67       (137.06)             5/2/94
Money Market Portfolio                                              155.02       (150.11)            12/3/85
Mortgage Securities Portfolio                                       328.24       (327.23)             5/1/87
Real Estate Securities Portfolio                                    216.61       (207.37)             5/1/98


Yield quotations for Portfolios other than the Money Market Portfolio and all quotations of cumulative total return figures will be accompanied by average annual total return figures for a one year period and for the period since shares of the Portfolio became available pursuant to the Fund's registration statement. Average annual total return figures are the average annual compounded rates of return required for an account with an initial investment of $1,000 to equal the redemption value of the account at the end of the period. The average annual total return figures published by the Fund will reflect the voluntary absorption of certain Fund expenses by Advantus Capital and Minnesota Life (as discussed in "Investment Advisory and Other Services -- The Fund's Investment Advisory Agreement" above).



         The average annual rates of return for the Portfolios for the specified periods ended June 30, 2007 are shown in the table below. The figures in parentheses show what the average annual rates of return would have been had Advantus Capital and Minnesota Life not absorbed Fund expenses as described above.



                                       Year Ended        Five Years Ended      Ten Years Ended      From Inception     Date of
                                        6/30/07               6/30/07              6/30/07            to 6/30/07      Inception
                                    ---------------      ----------------      ---------------     ---------------    ---------
Bond Portfolio                       6.00%   (6.00%)      4.89%    (4.89%)      5.57%   (5.57%)     7.14%    (7.09%)    12/3/85
Index 400 Mid-Cap Portfolio         17.87   (17.87)      13.49    (13.49)         NA       NA      11.24    (11.09)     10/1/97
Index 500 Portfolio                 19.99   (19.99)      10.22    (10.22)       6.63    (6.63)     10.48    (10.46)      5/1/87
International Bond Portfolio         0.66    (0.66)       6.16     (6.16)         NA       NA       4.81     (4.81)     10/1/97
Maturing Government Bond
     2010 Portfolio                  2.99    (2.99)       3.57     (3.57)       6.60    (6.14)      7.61     (6.78)      5/2/94
Money Market Portfolio               4.68    (4.68)       2.21     (2.21)       3.36    (3.36)      4.43     (4.34)     12/3/85
Mortgage Securities Portfolio        6.32    (6.32)       4.53     (4.53)       6.22    (6.22)      7.48     (7.47)      5/1/87
Real Estate Securities Portfolio     8.94    (8.94)      19.43    (19.43)         NA       NA      13.40    (13.03)      5/1/98

         Purchasers of variable contracts issued by Minnesota Life or other life insurance companies should recognize that the yield, cumulative total return and average annual total return on the assets relating to such a contract which are invested in shares of any of the above Portfolios would be lower than the yield, cumulative total return and average annual total return of such Portfolio for the same period since charges assessed by the life insurance companies against such assets are not reflected in the Portfolios' quotations.

                                     TAXES


         The Fund and each Portfolio qualified for the year ended December 31, 2006, and intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"). Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. If each Portfolio of the Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax, each Portfolio of the Fund will be relieved of such tax on the amounts distributed.
         To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to securities, and gains (without deduction for losses) from the sale or other disposition of securities.

         Each Portfolio of the Fund with outstanding shares which were purchased to provide the Portfolio's initial capital (in an amount in excess of that specified in the Code) and which are not attributable to any of the contracts is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. Currently, only the Index 400 Mid-Cap Portfolio, International Bond Portfolio and Real Estate Securities Portfolio are subject to these distribution requirements. In order to avoid the imposition of this excise tax, each Portfolio generally must declare dividends by the end of a calendar year representing 98 percent of that Portfolio's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

         The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

         As the sole shareholder of the Fund will be Minnesota Life and the separate accounts of Minnesota Life, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.


                          THE STANDARD & POOR'S LICENSE

         Standard & Poor's ("S&P") is a division of the McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's(R)," "S&P(R)," "S&P 500(R), "S&P 400(R)," "Standard & Poor's 500," "Standard & Poor's MidCap 400," and "500" and has licensed the use of such marks by the Fund, the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.

The Index 500 Portfolio and the Index 400 Mid-Cap Portfolio (collectively, the "Portfolios") are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Portfolios or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Portfolios nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE PORTFOLIOS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                              FINANCIAL STATEMENTS




         The Fund's financial statements for the year ended December 31, 2006, including the financial highlights for each of the respective periods presented, appearing in the Fund's Annual Report to Shareholders, and the report thereon of the Fund's independent registered public accounting firm, KPMG LLP, also appearing therein, as well as the Fund's unaudited financial statements for the six-month period ended June 30, 2007, including the financial highlights for each of the respective periods presented, appearing in the Fund's Semiannual Report to Shareholders, are incorporated by reference in this Statement of Additional Information.

                    APPENDIX A - MORTGAGE-RELATED SECURITIES

         Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

         All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

         Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

         Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                 APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

         Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

         AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

         B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

         Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                         APPENDIX C - FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

         The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

         In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

         The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

         The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

         For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

         Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

         The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

         The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

         Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

                            APPENDIX D - BRADY BONDS

         Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the adoption by debtor nations of certain economic reforms and the exchange of commercial bank debt. Under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank and/or the IMF. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, and bonds bearing an interest rate which increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

               APPENDIX E - PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of this proxy voting policy and procedure is to set forth the principles, guidelines and procedures by which Advantus Capital Management, Inc. ("Advantus") votes the proxies for the securities owned by its clients for which Advantus exercises voting authority and discretion (the "Proxies"). The procedure has been designed to ensure the Proxies are voted in the best interest of the clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 and the Investment Company Act of 1940. These policies and procedures do not apply to any client that explicitly retains authority and discretion to vote its own proxies or delegated such authority and discretion to a third party. Advantus takes no responsibility for the voting of any proxies on behalf of such clients. For those clients that delegate such authority and discretion to Advantus, this policy and procedure apply equally to registered investment companies and client accounts. Advantus has adopted different procedures that reflect the unique nature of its types of clients and contractual relationships that those clients may or may not have with custodians.

POLICY

As an investment manager, it is Advantus' responsibility to vote Proxies solely in the best interests of the clients to whom it has a fiduciary responsibility. Advantus has certain clients who have retained as their custodian, Wells Fargo Bank, to whom Advantus has delegated the responsibility to vote Proxies. For all other clients, including clients for whom Advantus acts as sub-adviser, the custodian selected by the client has not been authorized to vote Proxies for those portfolios. Accordingly, Advantus has adopted separate procedures for these portfolios to reflect that Advantus is making proxy voting decisions directly for these portfolios. It is the policy of Advantus to avoid inconsistency between the votes cast on a particular matter for a security regardless of whether Wells Fargo Bank is making the voting decision or Advantus is voting directly. In reviewing a Proxy on a particular matter, Advantus will endeavor to maintain consistency among the votes of all clients for which Advantus is responsible, but in all cases Advantus will make the decision that is in the best interests of the clients.

The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management's discretion. It is Advantus' policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered or to protect the rights of shareholders to take action.

The guiding principle by which Advantus votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

considerations with respect to the security of the shareholders' investments over the long term.

It is the general policy of Advantus to vote on all matters presented to security holders in any Proxy, but Advantus reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus, the costs associated with voting such Proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Advantus.

The proxy voting guidelines attached hereto as Exhibits A and B state the general view and typical vote of Advantus with respect to the issues listed therein. However, these guidelines are just that - guidelines; they are not strict rules that must be obeyed in all cases. Advantus may vote shares contrary to the position indicated by the guidelines if such a vote is in the client's best interests.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

PROCEDURE

I.   ACCOUNTS WHERE ADVANTUS IS THE ADVISER AND WELLS FARGO IS THE CUSTODIAN

     For all portfolios, including portfolios of the Advantus Series Fund, where Advantus manages the portfolios directly (i.e., those portfolios for which there is no sub-adviser), and where Wells Fargo Bank has been named the custodian for the client, Advantus has delegated to the custodian bank (Wells Fargo Bank) the authority to vote Proxies on behalf of the client. Proxies are directly sent to Wells Fargo Bank. Wells Fargo Bank votes the Proxies according to the Wells Fargo Bank Proxy Voting Policies and Procedures attached hereto as Exhibit A ("Wells Fargo Proxy Guidelines"). Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing Proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines.

     If an Advantus portfolio manager requires a Proxy to be voted in a manner that is inconsistent with the Wells Fargo Proxy Guidelines because the portfolio manager believes that such a vote is in the best interests of the client, the Advantus portfolio manager will inform the compliance department who shall handle the matter in the manner set forth in Article V below.

II.  ALL OTHER PORTFOLIOS FOR WHICH ADVANTUS ACTS AS ADVISER OR SUB-ADVISER

     For all other portfolios for which Advantus is the investment adviser or sub-adviser, Advantus will vote Proxies according to the Advantus Capital Management Guidelines and Policies attached hereto as Exhibit B ("Advantus Proxy Guidelines"), or in accordance with guidelines provided to Advantus by the Client. Advantus will endeavor to cast votes for these client portfolios in a manner consistent with the votes cast by Wells Fargo Bank on behalf of those Advantus clients who rely on Wells Fargo Bank to vote their Proxies, but in all cases Advantus will vote the Proxies as Advantus determines to be in the best interests of the client. Advantus will receive the proxy voting information from the client's custodian, then vote the Proxy and return it to the company as directed on the Proxy form and finally return, if requested by the client, a copy of each such Proxy vote to the client for their record keeping purposes.

     If an Advantus portfolio manager requires a Proxy to be voted in a manner that is inconsistent with the Advantus Proxy Guidelines because the portfolio manager believes that such a vote is in the best interests of the client, the Advantus portfolio manager will inform the compliance department who shall handle the matter in the manner described in Article
     V. below.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

III. ADVANTUS INVESTMENT POLICY COMMITTEE

     Advantus has an Investment Policy Committee, which is responsible for overseeing the Proxy Voting Policies and Procedures, modifying the Proxy Voting Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Investment Policy Committee will provide an oversight role to ensure that material conflicts of interest are avoided between the interests of the client on the one hand, and the investment adviser, custodian bank, and the sub-advisers on the other. The Investment Policy Committee on a periodic basis will request from the custodian bank all potential conflicts of interest encountered in their proxy voting process and will review accordingly for conflicts of interest.

IV.  REQUESTS FOR PROXY VOTING POLICIES OR PROXY VOTING RECORDS

          A. If an Advantus Series Fund shareholder has requested a copy of the Advantus Series Fund proxy voting policies and procedures or proxy voting record, the compliance department will work with the appropriate life insurance and/or annuity department of Minnesota Life to provide a copy to the shareholder within three business days.

          B. If any other client or shareholder has requested a copy of Advantus' proxy voting policies and procedures or the proxy voting record, the compliance department will provide a copy to such person within three business days.

V.   CONFLICTS OF INTEREST

     All conflicts of interest will be resolved in the interests of Advantus clients.

     To prevent a conflict of interest in proxy voting for clients whose Proxies are voted by Wells Fargo Bank, Advantus will request from the custodian bank on a periodic basis a disclosure about potential conflicts of interest encountered in their proxy voting process and the Investment Policy Committee will review accordingly for conflicts of interest.

     In order to prevent conflicts of interest for other portfolios (whose Proxies are voted by Advantus), votes will generally be made in accordance with the Advantus Proxy Guidelines. To the extent available, prior to voting on Proxies for other portfolios, Advantus will review any vote on the same issues made by Wells Fargo Bank for other Advantus client portfolios to meet the objective of maintaining consistency on votes for the same security cast for all clients of Advantus, provided that such vote would be in the best interests of the client involved.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

     If an Advantus portfolio manager requires a Proxy to be voted in a certain manner that is inconsistent with the Wells Fargo Proxy Guidelines or the Advantus Proxy Guidelines, as the case may be, because the portfolio manager believes that a vote cast in accordance with the applicable guidelines would not be in the best interest of the client, the Advantus portfolio manager will inform the compliance department The portfolio manager will inform the compliance department of why the vote should be cast in a manner different from the applicable Wells Fargo Proxy Guidelines or Advantus Proxy Guidelines applicable, and will also inform the compliance officer of any matter which has or may give rise to a conflict of interest on the part of the portfolio manager or Advantus. In such instances, the compliance department will make a determination whether a potential conflict of interest is presented. If the compliance department makes a determination that there is a potential conflict of interest, the matter will brought before the Investment Policy Committee of Advantus to make a determination as to how to proceed. The Investment Policy Committee will make a final determination as to whether there is a material conflict of interest for which special steps should be taken. The steps that may be considered among others are to: follow the prescribed Wells Fargo Proxy Guidelines or the Advantus Proxy Guidelines as applicable, delegate the decision to a third party, have the client vote its own proxy, disclose the conflict to the client or defer to the voting recommendation of the client. The Proxy will be handled in the manner authorized by the Investment Policy Committee.

VI.  RECORDKEEPING

     Advantus or its designee maintains a record of all proxy voting decisions and votes cast to the extent required by applicable law and regulations. These Proxy Voting Policies and Procedures are subject to change upon approval by Advantus without notice.

VII. CERTAIN RESPONSIBILITIES FOR ADVANTUS SERIES FUND, INC.

     Under the Proxy Voting Procedure adopted by ASF, a copy of which is attached hereto as Exhibit I, certain additional responsibilities have been delegated to Advantus. Advantus will perform such duties in the manner set forth in such procedure.

Written By: Vicki Bailey
Revised By: Jim Moeller
Last Amended: April 2006
Approved by Internal Compliance Controls Committee: September 28, 2004, reapproved April 18, 2006
Business Owner: Jen de Fiebre, Shannon Willenbring, Joe Betlej, Michelle Healy (Wells Fargo contact)
Training: Portfolio managers and operations staff involved in proxy voting

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

                                    EXHIBIT A

                                WELLS FARGO BANK

                      PROXY VOTING POLICIES AND PROCEDURES

1. Scope of Policies and Procedures. These Proxy Voting Policies and Procedures ("Procedures") are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Fargo Bank and whose voting authority has been delegated to Wells Fargo Bank. Wells Fargo Bank believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. Voting Philosophy. Wells Fargo Bank exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Fargo Bank supports sound corporate governance practices within companies in which they invest.

Wells Fargo Bank utilizes Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Bank Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3. Responsibilities

     (A)  Proxy Administrator

     Wells Fargo Bank has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

     (i) Voting Guidelines. Wells Fargo Bank Proxy Guidelines set forth Wells Fargo's proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Fargo Bank will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the [Proxy Committee or the portfolio manager covering the subject

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                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

          security] if the Proxy Committee [or the portfolio manager] determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest (as described further below) with respect to such matter.

     (ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Bank Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo Bank or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

          Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

     (iii) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

     (iv) Conflicts of Interest. Wells Fargo Bank has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Fargo Bank as a result of business conducted by ISS. Wells Fargo Bank believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo Bank may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo Bank and/or its affiliates have other relationships with the issuer of the proxy. Wells Fargo Bank believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Fargo Bank, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Fargo Bank or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.


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                      PROXY VOTING POLICIES AND PROCEDURES

     (B)  ISS

     ISS has been delegated with the following responsibilities:

          - Research and make voting determinations in accordance with the Wells Fargo Bank Proxy Guidelines described in Appendix A;

          -    Vote and submit proxies in a timely manner;

          -    Handle other administrative functions of proxy voting;

          - Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

          -    Maintain records of votes cast; and

          - Provide recommendations with respect to proxy voting matters in general.

     (C) Except in instances where clients have retained voting authority, Wells Fargo Bank will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

     (D) Notwithstanding the foregoing, Wells Fargo Bank retains final authority and fiduciary responsibility for proxy voting.

4. Record Retention. Wells Fargo Bank will maintain the following records relating to the implementation of the Procedures:

     -    A copy of these proxy voting polices and procedures;

     - Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

     - Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Fargo Bank);

     - Records of each written client request for proxy voting records and Wells Fargo Bank 's written response to any client request (written or oral) for such records; and

     - Any documents prepared by Wells Fargo Bank or ISS that were material to making a proxy voting decision.

     Such proxy voting books and records shall be maintained at an office of Wells Fargo Bank in an easily accessible place for a period of five years.

5. Disclosure of Policies and Procedures. Wells Fargo Bank will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request.


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                      PROXY VOTING POLICIES AND PROCEDURES

     Wells Fargo Bank will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request.

     Except as otherwise required by law, Wells Fargo Bank has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

January 9, 2006


                                      E-9

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                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

Appendix A

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY

                                    FOR 2006

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

          - an evaluation of the independence of the Board, as defined by the stock exchange in which the stock is traded, in its attempt to maximize shareholder value and,


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                      PROXY VOTING POLICIES AND PROCEDURES

          - upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

     Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

     2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

          a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

               1)   Length of service of senior management

               2)   Number/percentage of outside directors

               3)   Consistency of performance (EPS) over the last five years

               4)   Value/growth of shares relative to industry/market averages

               5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

          b. If the Board is viewed to be independent and the financial performance of the Company has been good:

               1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

               2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

          c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

          d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.   Our process for evaluating shareholder proposals will be as follows:


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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

     1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

     2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

     3.   Standard shareholder proposals will be voted as indicated on Exhibit
          C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H. The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

     1. The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

     2. The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

     3. Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.


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                      PROXY VOTING POLICIES AND PROCEDURES

     4. Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

     5. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

     6. The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

     7. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

     8. The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

     9. The Wells Fargo proxy voting record is available for review by the client.

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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested director or trustee      FOR
nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. WFB will not
require a performance test for directors.

WFB will generally vote for reasonably crafted shareholder           FOR
proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.

WFB will withhold votes for a director if the nominee fails to       WITHHOLD
attend at least 75% of the board and committee meetings without a valid excuse.

WFB will vote against routine election of directors if any of the    AGAINST
following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

WFB will withhold votes from the entire board (except for new        WITHHOLD
nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.

WFB will withhold votes from audit committee members when a          WITHHOLD
material weakness in the effectiveness of their internal controls rises to a level of serious concern, as indicated by disclosures required under Section 404 of the Sarbanes-Oxley Act.
--------------------------------------------------------------------------------
Ratification of Auditors

WFB will vote against auditors and withhold votes from audit         AGAINST/
committee members if non-audit fees are greater than audit fees,     WITHHOLD
audit-related fees, and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to   FOR
ratify auditors unless:

-    an auditor has a financial interest in or association           AGAINST
     with the company, and is therefore not independent, or

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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

-    there is reason to believe that the independent auditor         AGAINST
     has rendered an opinion that is neither accurate nor
     indicative of the company's financial position.

WFB will vote against proposals that require auditors to attend      AGAINST
annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

WFB will consider shareholder proposals requiring companies to       CASE-BY-CASE
prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).

WFB will vote for shareholder proposals requesting a shareholder     FOR
vote for audit firm ratification.

WFB will vote against shareholder proposals asking for audit firm    AGAINST
rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For foreign corporations, WFB will consider on a case-by-case        CASE-BY-CASE
basis if the auditors are being changed without an explanation, or if the non-audit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the
independence of the audit function is important.

Specifically for Japan, WFB will consider voting against the         AGAINST
appointment of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way. Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision. Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.
--------------------------------------------------------------------------------
Directors and Auditor's Reports

For foreign corporations, WFB will generally vote for proposals to   FOR
approve directors' and auditors' reports, unless:

-    there are concerns about the accuracy of the accounts           AGAINST
     presented or the auditing procedures used;

-    the company is not responsive to shareholder questions          AGAINST
     about specific items that should be publicly disclosed.

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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or
disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.
--------------------------------------------------------------------------------
Company Name Change/Purpose

WFB will vote for proposals to change the company name as            FOR
management and the board is best suited to determine if such change in company name is necessary.

However, where the name change is requested in connection with a     CASE-BY-CASE
reorganization of the company, the vote will be based on the merits of the reorganization.

In addition, WFB will generally vote for proposals to amend the      FOR
purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.
--------------------------------------------------------------------------------
Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt, amend or increase authorized   FOR
shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to
purchase common stock at a slight discount and thus own a
beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt or amend   FOR
thrift and savings plans, retirement plans, pension plans and profit plans.
--------------------------------------------------------------------------------
Approve Other Business

WFB will generally vote for proposals to approve other business.     FOR
This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

However, WFB retains the discretion to vote against such proposals   AGAINST
if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from
shareholders is sought.
--------------------------------------------------------------------------------
Independent Board Chairman

WFB will vote against proposals requiring that the positions of      AGAINST
chairman and

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                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

CEO be held separately.

WFB would prefer to see the chairman and chief executive positions be held by different individuals. However, separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily.
It should also be noted that we support independence and would support a lead independent director. However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee   AGAINST
who is both chairman and CEO if there is no adequate justification provided by the company.
--------------------------------------------------------------------------------
Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds of the board   FOR
be independent directors, unless the board is effectively in compliance with the request based on the definition of
independence established by the stock exchange in which the stock is traded. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

WFB will withhold votes from insiders and affiliated outsiders on    WITHHOLD
boards that are not at least majority independent.

WFB will withhold votes from compensation committee members where    WITHHOLD
there is a pay-for-performance disconnect (for Russell 3000
companies).

WFB will vote for proposals requesting that the board audit,         FOR
compensation and/or nominating committees be composed of
independent directors, only. Committees should be composed
entirely of independent directors in order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated outsiders    WITHHOLD
on audit, compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the 'single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board     CASE-BY-CASE
structure. The French Commercial Code gives companies three
options in respect to their


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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

board structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some   AGAINST
fraudulent or criminal act, WFB will vote against the
representative director(s) and individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to     AGAINST
address the issue of board diversity.

WFB will vote against proposals from shareholders requesting an      AGAINST
independent compensation consultant.
--------------------------------------------------------------------------------
Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own a         AGAINST
minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.
--------------------------------------------------------------------------------
Indemnification and Liability Provisions for Directors and
Officers

WFB will vote for proposals to allow indemnification of directors    FOR
and officers, when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are    AGAINST
overly broad. For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing            AGAINST
indemnity insurance to auditors as payment of such fees by the company on behalf of the auditor calls into question the
objectivity of the auditor in carrying out the audit.
--------------------------------------------------------------------------------
Board or Management Acts

For foreign corporations, WFB will vote for the discharge of the     FOR
board and management unless:

-    there are serious questions about actions of the board or       AGAINST
     management for the year in question;


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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

-    legal action is being taken against the board by                AGAINST
     shareholders.

Discharge is a tacit vote of confidence in the company's corporate   AGAINST
management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.
--------------------------------------------------------------------------------
Nominee Statement in the Proxy

WFB will vote against proposals that require board nominees to       AGAINST
have a statement of candidacy in the proxy, since the proxy
statement already provides adequate information pertaining to the election of directors.
--------------------------------------------------------------------------------
Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from non-CEO directors who sit on more       WITHHOLD
than six boards. WFB does not have a restriction on the number of boards a CEO sits on.

Director Tenure/Retirement Age

WFB will vote against proposals to limit the tenure or retirement    AGAINST
age of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.
However, WFB is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.
--------------------------------------------------------------------------------
Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case basis proposals to amend the     CASE-BY-CASE
corporation's By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting Guidelines.
--------------------------------------------------------------------------------
Loans to Officers

WFB will consider on a case-by-case basis proposals to authorize     CASE-BY-CASE
the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.
--------------------------------------------------------------------------------
Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to solicit         CASE-BY-CASE
additional votes on a case-by-case basis. As additional
solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.


                                      E-19

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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

WFB will vote for this item when:

WFB is supportive of the underlying merger proposal; the company     FOR
provides a sufficient, compelling reason to support the
adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction the WFB supports.
--------------------------------------------------------------------------------
Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case basis,       CASE-BY-CASE
considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of
director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for dissidents       CASE-BY-CASE
waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.
--------------------------------------------------------------------------------
Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified boards on a case-by-case   CASE-BY-CASE
basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

For foreign corporations, WFB will vote for the elimination of       FOR
protected board seats, as all directors should be accountable to shareholders.
--------------------------------------------------------------------------------
Removal of Directors

WFB will consider on a case-by-case basis proposals to eliminate     CASE-BY-CASE
shareholders' rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for    AGAINST
removal of directors is abusive and will warrant a vote against the proposal.
--------------------------------------------------------------------------------
Board Vacancies

WFB will vote against proposals that allow the board to fill         AGAINST
vacancies without shareholder approval as these authorizations run contrary to basic shareholders'


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                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

rights.

Alternatively, WFB will vote for proposals that permit               FOR
shareholders to elect directors to fill board vacancies.
--------------------------------------------------------------------------------
Cumulative Voting

WFB will vote on proposals to permit or eliminate cumulative         CASE-BY-CASE
voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.
--------------------------------------------------------------------------------
Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at     CASE-BY-CASE
an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in
accordance with the proxy voting guidelines.
--------------------------------------------------------------------------------
Board Size

WFB will vote for proposals that seek to fix the size of the         FOR
board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the        AGAINST
board may decrease a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.
--------------------------------------------------------------------------------
Shareholder Rights Plan (Poison Pills)

WFB will generally vote for proposals that request a company to      FOR
submit its poison pill for shareholder ratification.

WFB will withhold votes from all directors (except for new           WITHHOLD
nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, WFB will

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

withhold votes on all directors at any company that responds to      CASE-BY-CASE
the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to
eliminate the pill.

Alternatively, WFB will analyze proposals to redeem a company's      CASE-BY-CASE
poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a case-by-case basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and a sunset provisions whereby the pill expires unless it is renewed, and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote.
Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval.
These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.
--------------------------------------------------------------------------------
Fair Price Provisions

WFB will consider fair price provisions on a case-by-case basis,     CASE-BY-CASE
evaluating factors such as the vote required to approve the
proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

WFB will vote against fair price provisions with shareholder vote    AGAINST
requirements of 75% or more of disinterested shares.
--------------------------------------------------------------------------------
Greenmail

WFB will generally vote in favor of proposals limiting the           FOR
corporation's authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest
(5% or more) at a premium unless the same offer is made to all shareholders. These are known as "anti-greenmail" provisions.
Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments,   CASE-BY-CASE
WFB will analyze such proposals on a case-by-case basis. In
addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------
Voting Rights

basis. WFB will vote for proposals that seek to maintain or convert FOR to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.

Alternatively, WFB will vote against any proposals to cap the        AGAINST
number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.
--------------------------------------------------------------------------------
Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize, amend or increase    AGAINST
dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or    FOR
multiple-voting stock, which carry different rights than the common stock.

For foreign corporations, WFB will vote for proposals that create    FOR
preference shares, provided the loss of voting rights is
adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.
--------------------------------------------------------------------------------
Supermajority Vote Provisions

WFB will generally consider on a case-by-case basis proposals to     CASE-BY-CASE
increase the shareholder vote necessary to approve mergers,
acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The factors considered are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is abusive and   AGAINST
WFB will vote against proposals that provide for them.

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal.
Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing
documents, and once approved, a supermajority vote is required to amend or repeal the changes.
--------------------------------------------------------------------------------
Confidential Voting

WFB will vote for proposals to adopt confidential voting.            FOR

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------
Vote Tabulations

WFB will vote against proposals asking corporations to refrain       AGAINST
from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

Specifically in Japan, WFB will vote against management proposals    AGAINST
amending their articles to relax their quorum requirement for special resolutions (including mergers, article amendments, and option plans) from one-half to one-third of issued capital
(although such resolutions would still require two-thirds majority of votes cast).
--------------------------------------------------------------------------------
Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring companies to       CASE-BY-CASE
give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent's rationale for the proposal at the targeted company in terms of board and director conduct.
--------------------------------------------------------------------------------
Disclosure of Information

WFB will vote against shareholder proposals requesting fuller        AGAINST
disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.
--------------------------------------------------------------------------------
Annual Meetings

WFB will vote for proposals to amend procedures or change date or    FOR
location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

Alternatively, WFB will vote against proposals from shareholders     AGAINST
calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all
shareholders.

WFB will generally vote in favor of proposals to reduce the quorum   FOR
necessary for shareholders' meetings, subject to a minimum of a simple majority of the company's outstanding voting shares.
--------------------------------------------------------------------------------
Shareholder Advisory Committees/Independent Inspectors

WFB will vote against proposals seeking to establish shareholder     AGAINST
advisory

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

committees or independent inspectors. The existence of
such bodies dilutes the responsibility of the board for managing the affairs of the corporation.
--------------------------------------------------------------------------------
Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw amendments     FOR
proposed solely to conform with modern business practices, for simplification, or to comply with what management's counsel
interprets as applicable law.

However, amendments that have a material effect on shareholder's     CASE-BY-CASE
rights will be considered on a case-by-case basis.
--------------------------------------------------------------------------------
Bundled Proposals

WFB will vote for bundled or "conditional" proxy proposals on a      CASE-BY-CASE
case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.
--------------------------------------------------------------------------------
Common Stock Authorizations/Reverse Stock Splits/Forward Stock
Splits

WFB will follow the ISS capital structure model in evaluating        CASE-BY-CASE
requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, WFB will evaluate the request on a case-by-case basis potentially voting for the
proposal based on the company's performance and whether the
company's ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e., a proposed stock split, issuance of shares for
acquisitions, or for general business purposes.

Also to be considered is whether the purpose of the proposed         AGAINST
increase is to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse stock splits, WFB will generally vote for proposals to   FOR
implement the split provided the number of authorized common shares is reduced to a level that does not represent an
unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

WFB will evaluate "Going Dark" transactions, which allow listed      CASE-BY-CASE
companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.

WFB will generally vote in favor of forward stock splits.            FOR
--------------------------------------------------------------------------------
Dividends

WFB will vote for proposals to allocate income and set dividends.    FOR

WFB will also vote for proposals that authorize a dividend           FOR
reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.

However, if a proposal for a special bonus dividend is made that     AGAINST
specifically rewards a certain class of shareholders over another,
WFB will vote against the proposal.

WFB will also vote against proposals from shareholders requesting    AGAINST
management to redistribute profits or restructure investments.
Management is best placed to determine how to allocate corporate earnings or set dividends.

In addition, WFB will vote for proposals to set director fees.       FOR

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of common        FOR
stock.
--------------------------------------------------------------------------------
Preferred Stock Authorization

WFB will generally vote for proposals to create preferred stock in   FOR
cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

Alternatively, WFB will vote against proposals to authorize or       AGAINST
issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

In addition, WFB will vote against proposals to issue preferred      AGAINST
stock if the shares to be used have voting rights greater than those available to other shareholders.

WFB will vote for proposals to require shareholder approval of       FOR
blank check

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

preferred stock issues for other than general corporate purposes
(white squire placements).

Finally, WFB will consider on a case-by-case basis proposals to      CASE-BY-CASE
modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.
--------------------------------------------------------------------------------
Reclassification of Shares

WFB will consider proposals to reclassify a specified class or       CASE-BY-CASE
series of shares on a case-by-case basis.
--------------------------------------------------------------------------------
Preemptive Rights

WFB will generally vote for proposals to eliminate preemptive        FOR
rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

In addition, specifically for foreign corporations, WFB will vote    FOR
for issuance requests with preemptive rights to a maximum of 100%
over current issued capital. In addition, WFB will vote for
issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.
--------------------------------------------------------------------------------
Share Repurchase Plans

WFB will vote for share repurchase plans, unless:                    FOR

-    there is clear evidence of past abuse of the authority; or      AGAINST

-    the plan contains no safeguards against selective               AGAINST
     buy-backs.

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.
--------------------------------------------------------------------------------
Executive and Director Compensation Plans

WFB will analyze on a case-by-case basis proposals on executive or   CASE-BY-CASE
director compensation plans, with the view that viable
compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

WFB will review the potential cost and dilutive effect of the        FOR
plan. After determining how much the plan will cost, ISS
(Institutional Shareholder

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

Services) evaluates whether the cost is reasonable by comparing      AGAINST
the cost to an allowable cap. The allowable cap is
industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell
3000 companies.

If the proposed cost is above the allowable cap, WFB will vote       AGAINST
against the plan.

Among the plan features that may result in a vote against the plan   AGAINST
are:

- plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

WFB will vote against equity plans that have high average            AGAINST
three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) WFB will define a high average three-year burn rate as the following: The company's most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell
3000 index and non-Russell 3000 index; and the company's most recent three-year burn rate exceeds 2% of common shares
outstanding. For companies that grant both full value awards and stock options to their employees, WFB shall apply a premium on full value awards for the past three fiscal years.

Even if the equity plan fails the above burn rate, WFB will vote     FOR
for the plan if the company commits in a public filing to a
three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, WFB will consider withholding from the members of the compensation committee.

WFB will calculate a higher award value for awards that have         CASE-BY-CASE
Dividend Equivalent Rights (DER's) associated with them.

WFB will generally vote for shareholder proposals requiring          CASE-BY-CASE
performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a
substantial portion of performance-based awards for its top
executives.

WFB will vote for shareholder proposals asking the company to        FOR
expense stock options, as a result of the FASB final rule on expensing stock options.

WFB will generally vote for shareholder proposals to exclude         FOR
pension fund income in the calculation of earnings used in
determining executive

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

bonuses/compensation.

WFB will withhold votes from compensation committee members if       WITHHOLD
they fail to submit one-time transferable stock options (TSO's) to shareholders for approval.

WFB will generally vote for TSO awards within a new equity plan if   FOR
the total cost of the equity plan is less than the company's allowable cap.

WFB will generally vote against shareholder proposals to ban         AGAINST
future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved)
plans and is not acting to correct the situation.

WFB will evaluate shareholder proposals asking companies to adopt    CASE-BY-CASE
holding periods for their executives on a case-by-case basis taking into consideration the company's current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

For certain OBRA-related proposals, WFB will vote for plan           CASE-BY-CASE
provisions that (a) place a cap on annual grants or amend
administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of
Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock      CASE-BY-CASE
plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.          FOR

Specifically in Japan, WFB will vote against option plans/grants     AGAINST
to directors or employees of "related companies," even though they meet our criteria for dilution and exercise price, without
adequate disclosure and justification.

Specifically in the U.K., WFB will vote against directors who have   AGAINST
service contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined
Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

WFB will evaluate compensation proposals (Tax Havens) requesting     CASE-BY-CASE
share option schemes or amending an existing share option scheme on a case-by-case basis.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

WFB will vote for proposals to adopt annual or long-term cash or     FOR
cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors   CASE-BY-CASE
and statutory auditors who are retiring from the board will be considered on a case-by-case basis.
--------------------------------------------------------------------------------
Deferred Compensation Plans

WFB will generally vote for proposals to adopt or amend deferred     FOR
compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of
directors, unless

-    the proposal is embedded in an executive or director
     compensation plan that is contrary to guidelines
--------------------------------------------------------------------------------
Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB WILL GENERALLY VOTE FOR SHAREHOLDER PROPOSALS REQUIRING          FOR
COMPANIES TO REPORT ON THEIR EXECUTIVE RETIREMENT BENEFITS
(DEFERRED COMPENSATION, SPLIT-DOLLAR LIFE INSURANCE, SERPS, AND
PENSION BENEFITS.

WFB WILL GENERALLY VOTE FOR SHAREHOLDER PROPOSALS REQUESTING TO      FOR
PUT EXTRAORDINARY BENEFITS CONTAINED IN SERP AGREEMENTS TO A
SHAREHOLDER VOTE, UNLESS THE COMPANY'S EXECUTIVE PENSION PLANS DO
NOT CONTAIN EXCESSIVE BENEFITS BEYOND WHAT IS OFFERED UNDER
EMPLOYEE-WIDE PLANS.

WFB will generally vote against proposals that (a) seek additional   AGAINST
disclosure of information on executive or director's pay, or (b)
seek to limit executive and director pay.
--------------------------------------------------------------------------------
Golden and Tin Parachutes

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

WFB will vote for proposals that seek shareholder ratification of    FOR
golden or tin parachutes as shareholders should have the
opportunity to approve or disapprove of these severance
agreements.

Alternatively, WFB will examine on a case-by-case basis proposals    CASE-BY-CASE
that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

- arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

- guarantees of benefits if a key employee voluntarily terminates;

- guarantees of benefits to employees lower than very senior management; and

-    indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee    AGAINST
benefits in a management-led buyout.
--------------------------------------------------------------------------------
Reincorporation

WFB will evaluate a change in a company's state of incorporation     CASE-BY-CASE
on a case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger
agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage           CASE-BY-CASE
companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price
provisions, and disgorgement provisions. WFB will examine
reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in
shareholders' best interests.

In addition, WFB will also examine poison pill endorsements,         CASE-BY-CASE
severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

WFB will evaluate shareholder proposals requiring offshore           CASE-BY-CASE
companies to reincorporate into the United States on a
case-by-case basis.

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and
possibly its corporate structure and rules of governance.
--------------------------------------------------------------------------------
Stakeholder Laws

WFB will vote against resolutions that would allow the Board to      AGAINST
consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder     FOR
laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to
consider nearly any factor they deem relevant in discharging their duties.
--------------------------------------------------------------------------------
Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions on a         CASE-BY-CASE
case-by-case basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

-    anticipated financial and operating benefits;

-    offer price (cost versus premium);

-    prospects for the combined companies;

-    how the deal was negotiated;

- changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would control a minority of the combined company's outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders' interests.

On all other business transactions, i.e. corporate restructuring,    CASE-BY-CASE
spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the
liquidation,
--------------------------------------------------------------------------------
Appraisal Rights

WFB will vote for proposals to restore, or provide shareholders with rights of appraisal.

Rights of appraisal provide shareholders who are not satisfied       FOR
with the terms of certain corporate transactions (such as mergers)
the right to demand a judicial

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

review in order to determine the fair value of their shares.
--------------------------------------------------------------------------------
Mutual Fund Proxies

WFB will usually vote mutual fund proxies as recommended by management.
Proposals may include, and are not limited to, the following issues:

-    eliminating the need for annual meetings of mutual fund         FOR
     shareholders;

- entering into or extending investment advisory agreements and management contracts;

- permitting securities lending and participation in repurchase agreements;
-    changing fees and expenses; and

-    changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal
Investment Company Act of 1940.
--------------------------------------------------------------------------------
Social and Environmental Proposals

                        ADVANTUS CAPITAL MANAGEMENT, INC.
                       COMPLIANCE POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

WFB will generally vote against social and environmental proposals   AGAINST
by shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

Social and environmental issues that may arise include:

-    Energy and Environment

-    Repressive Regimes and Foreign Labor Practices (South
     Africa, Northern Ireland, China)

-    Military Business

-    Maquiladora Standards & International Operations Policies

-    World Debt Crisis

-    Equal Employment Opportunity & Discrimination

-    Animal Rights

-    Product Integrity and Marketing

-    Human Resources Issues

-    Political and Charitable Contributions

-    Reference to Sexual Orientation

-    Pollution or Climate Change

-    Genetically Engineered Ingredients/Seeds

-    Board Diversity

-    Arctic National Wildlife Refuge

-    Greenhouse Gas Emissions

-    Renewable Energy Sources

-    Kyoto Compliance

-    Land Use

-    Nuclear Safety

-    Concentrated Animal Feeding Operations

-    Enhanced Environmental Reporting On Operations In
     Protected Areas

-    Toxic Chemicals

-    Drug Importation

-    Political Contributions

-    Animal Testing

-    Drug Pricing

                                                                       EXHIBIT I

                                  PROXY VOTING

                                    EXHIBIT B

                           ADVANTUS CAPITAL MANAGEMENT
                              GUIDELINES & POLICIES

RESPONSIBILITY OF ADVANTUS TO VOTE PROXIES

As an investment manager, it is Advantus' responsibility to vote Proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility. In doing so, it is Advantus' policy to consider the economic cost or benefit to the clients as investors. The role of shareholders in corporate governance is typically limited. A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management's discretion. It is Advantus' policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered, or to protect the rights of shareholders to act.

Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs. Although Advantus may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients Advantus serves, as a practical matter, it is impossible for Advantus' decisions in these matters to reflect the divergent views of the plan participants. Advantus generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

The above notwithstanding, it is not Advantus' intent to consider only the immediate impact of each proposal on the corporation's bottom line. For example, corporations would save money by not having independent directors, who must be compensated. It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management. Consequently, Advantus recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders' investments over the longer term.

The following are the general proxy voting policies for clients of Advantus. The policies are intended to be guidelines only and each vote will be analyzed based upon all relevant factors; therefore, a vote may vary from the guidelines from time to time. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Advantus anticipate all future situations.

                                                                       EXHIBIT I

                                  PROXY VOTING

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of Advantus clients. Advantus is an affiliate of a financial services firm and makes its best efforts to avoid conflicts of interest. In situations where Advantus perceives a material conflict of interest, Advantus may disclose the conflict to the relevant Clients; defer to the voting recommendation of the client or those of another independent third party provider of proxy services; send the proxy directly to the relevant clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the clients.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Advantus considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly the recommendation of management on any issue is a factor which Advantus considers in determining how proxies should be voted. However, Advantus does not consider recommendations from management to be determinative of Advantus' ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Advantus will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Advantus' relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, their knowledge of the company and any other information readily available.

PROXY VOTING POLICIES AND PRINCIPLES

We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

     (a) an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

                                                                       EXHIBIT I

                                  PROXY VOTING

     (b) upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

     Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

     (a) An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

          (1)  Length of service of senior management

          (2)  Number/percentage of outside directors

          (3)  Consistency of performance (EPS) over the last five years

          (4)  Value/growth of shares relative to industry/market averages

          (5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

     (b) If the Board is viewed to be independent and the financial performance of the Company has been good:

          (1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

          (2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

     (c) If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

     (d) If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

                                                                       EXHIBIT I

                                  PROXY VOTING

PROXY PROCEDURES

Advantus has a responsibility to process Proxies and maintain Proxy records pursuant to SEC rules and regulations. In addition, Advantus understands its fiduciary duty to vote Proxies and that Proxy voting decisions may affect the value of shareholdings. Therefore, Advantus will attempt to process every vote it receives for all Proxies. However, there may be situations in which Advantus cannot vote Proxies. For example, Advantus may not be given enough time to process the vote. For example, Advantus, through no fault of their own, may receive a meeting notice from the company too late. In addition, if Advantus has outstanding sell orders, the Proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Advantus may hold shares on a company's record date, should it sell them prior to the company's meeting date, Advantus ultimately may decide not to vote those shares.

PROXY GUIDELINES

Advantus will endeavor to cast votes for Client portfolios in a manner consistent with the votes cast by Wells Fargo Bank on behalf of those Advantus clients who rely on Wells Fargo Bank to vote their proxies, but in all cases Advantus will vote the proxies as Advantus determines to be in the best interests of the Client. For a list of these proxy voting guidelines, please refer to the Wells Fargo guidelines included in Exhibit A.

                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits

          The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with the Depositor or Registrant

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

         Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

         Securian Financial Group, Inc. (Delaware)
         Capitol City Property Management, Inc.
         Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

         Minnesota Life Insurance Company
         Securian Financial Network, Inc.
         Securian Ventures, Inc.
         Advantus Capital Management, Inc.
         Securian Financial Services, Inc.
         Securian Casualty Company
         I.A. Systems, Inc. (New York)
         CNL Financial Corporation (Georgia)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

         Northstar Life Insurance Company (New York)
         Personal Finance Company LLC (Delaware)
         Enterprise Holding Corporation
         Allied Solutions, LLC (Indiana)
         Securian Life Insurance Company


Wholly-owned subsidiaries of Enterprise Holding Corporation:

         Financial Ink Corporation
         Oakleaf Service Corporation
         Concepts in Marketing Research Corporation
         Lafayette Litho, Inc.
         MIMLIC Funding, Inc.
         MCM Funding 1997-1, Inc.
         MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

         Securian Financial Network, Inc. (Alabama)
         Securian Financial Network, Inc. (Nevada)

         Securian Financial Network, Inc. (Oklahoma)
         Securian Financial Network Insurance Agency, Inc. (Massachusetts)

Wholly-owned subsidiaries of CNL Financial Corporation:

         Cherokee National Life Insurance Company (Georgia)
         CNL/Insurance America, Inc. (Georgia)
         CNL/Resource Marketing Corporation (Georgia)
         Commodore National Reinsurance Company, Ltd.

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

         Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

         CRI Securities, LLC


Majority-owned subsidiary of Securian Financial Group, Inc.:

         Securian Trust Company, N.A.





Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 25.  Indemnification

          The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted, or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and the Registrant will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

(a)      Advantus Capital Management, Inc.

         The investment adviser of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, Maturing Government Bond 2010 Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio and Real Estate Securities Portfolio is Advantus Capital Management, Inc. In addition to the Fund, it manages the investment portfolios of a number of insurance companies, including Minnesota Life and its subsidiary life insurance companies, and certain associated separate accounts.


Directors and Officers              Office with                        Other Business
Of Investment Adviser               Investment Adviser                 Connections
----------------------              ------------------                 ---------------
Robert L. Senkler                   President                          President, Chairman and Chief Executive
                                                                       Officer, Minnesota Mutual Companies, Inc.;
                                                                       President, Chairman and Chief Executive
                                                                       Officer, Securian Financial Group, Inc.;
                                                                       President, Chairman and Chief Executive
                                                                       Officer, Minnesota Life Insurance Company;
                                                                       President and Director, Securian Financial
                                                                       Network Insurance Agency, Inc.; President
                                                                       and Director, Securian Financial Network,
                                                                       Inc. (Nevada); President and Director,
                                                                       Securian Financial Network, Inc.
                                                                       (Alabama); President and Director,
                                                                       Securian Financial Network, Inc.
                                                                       (Oklahoma); President, Chairman and Chief
                                                                       Executive Officer, Securian Holding
                                                                       Company; President, Chairman and Chief
                                                                       Executive Officer, Securian Life Insurance
                                                                       Company; Director, Allied Solutions, LLC;
                                                                       Chairman, Cherokee National Life Insurance
                                                                       Company; Chairman, CNL Financial
                                                                       Corporation; Chairman, CNL/Insurance
                                                                       America, Inc.; Chairman, Northstar Life
                                                                       Insurance Company; Chairman, Securian
                                                                       Casualty Company; Chairman, Securian
                                                                       Financial Network, Inc.

Lynne M. Mills                      Senior Vice President              Vice President, Minnesota Life
                                                                       Insurance Company; Senior Vice President,
                                                                       MCM Funding 1997-1, Inc.; Senior Vice
                                                                       President, MCM Funding 1998-1, Inc.;
                                                                       Second Vice President, Minnesota Mutual
                                                                       Companies, Inc.; Vice President, Securian
                                                                       Financial Group, Inc.; Second Vice President,
                                                                       Securian Holding Company

Marilyn R. Froelich                 Vice President                     Vice President, MCM Funding
                                                                       1997-1 Inc.; Vice President,
                                                                       MCM Funding 1998-1, Inc.;
                                                                       Second Vice President, Minnesota Life
                                                                       Insurance Company; Second Vice President,
                                                                       Securian Financial Group, Inc.

Joseph R. Betlej                    Vice President                     Vice President, MCM Funding 1997-1, Inc.;
                                                                       Vice President, MCM Funding 1998-1, Inc.;
                                                                       Senior Investment Officer, Minnesota Life
                                                                       Insurance Company


Erica A. Bergsland                  Vice President                     Vice President, MCM Funding 1997-1, Inc.;
                                                                       Vice President, MCM Funding 1998-1, Inc.;
                                                                       PT Senior Investment Officer - Mortgage,
                                                                       Minnesota Life Insurance Company

Gary M. Kleist                      Financial Vice                     Second Vice President,
                                    President and                      Investment Operations,
                                    Director                           Minnesota Life Insurance Company;
                                                                       Financial Vice President, MCM Funding
                                                                       1997-1, Inc.; Financial Vice President,
                                                                       MCM Funding 1998-1, Inc.; Vice President
                                                                       and Secretary/Treasurer, MIMLIC Funding,
                                                                       Inc.; Second Vice President, Securian
                                                                       Financial Group, Inc.

Sean M. O'Connell                   Vice President                     Second Vice President, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.; Second Vice
                                                                       President, Securian Financial Group, Inc.

John R. Leiviska                    Vice President                     Manager, Corporate Research - Fixed
                                                                       Income, Minnesota Life Insurance Company;
                                                                       Vice President, MCM Funding 1997-1, Inc.;
                                                                       Vice President, MCM Funding 1998-1, Inc.

Vicki L. Bailey                     Vice President, Investment         Second Vice President, Investment Law and
                                    Law, Chief Compliance              Advantus Compliance Officer, Minnesota Life
                                    Officer and Secretary              Insurance Company; Vice President and
                                                                       Secretary, MCM Funding 1997-1, Inc.;
                                                                       Vice President and Secretary, MCM Funding
                                                                       1998-1, Inc.; Second Vice President,
                                                                       Securian Financial Group, Inc.

James F. Geiger                     Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Joseph L. Gogola                    Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

David G. Schultz                    Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Theodore R. Hoxmeier                Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Thomas B. Houghton                  Vice President                     Total Return Portfolio Manager, Minnesota
                                                                       Life Insurance Company; Vice President,
                                                                       MCM Funding 1997-1, Inc.; Vice President,
                                                                       MCM Funding 1998-1, Inc.

Christopher R. Sebald               Senior Vice President              Lead Portfolio Manager, Minnesota Life
                                                                       Insurance Company; Senior Vice President,
                                                                       MCM Funding 1997-1, Inc.; Senior Vice
                                                                       President, MCM Funding 1998-1, Inc.

James W. Tobin                      Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Kathleen H. Parker                  Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

James J. Kragenbring                Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Steven R. Lane                      Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Robert W. Thompson                  Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

David W. Land                       Vice President                     Total Return Portfolio Manager, Minnesota Life
                                                                       Insurance Company; Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

David M. Kuplic                Senior Vice President                   Vice President, Minnesota Life Insurance
                                    and Director                       Company; Vice President, MCM Funding 1997-1,
                                                                       Inc.; Vice President, MCM Funding 1998-1,
                                                                       Inc.; Vice President, Securian Financial
                                                                       Group, Inc.

James W. Ziegler                    Vice President                     Senior Investment Officer, Minnesota Life
                                                                       Insurance Company, Vice President, MCM
                                                                       Funding 1997-1, Inc.; Vice President, MCM
                                                                       Funding 1998-1, Inc.

Mary E. Marston                     Vice President                     Director, Marketing and Investment Products,
                                                                       Minnesota Life Insurance Company; Vice
                                                                       President, MCM Funding 1998-1, Inc.; Vice
                                                                       President, MCM Funding 1997-1, Inc.

Dwayne C. Radel                     Director                           Vice President and General Counsel,
                                                                       Minnesota Life Insurance Company; Secretary
                                                                       and Director, Capital City Property
                                                                       Management, Inc.; Vice President and
                                                                       Director, Concepts in Marketing Research
                                                                       Corporation; President and Director,
                                                                       Enterprise Holding Corporation; Vice
                                                                       President and General Counsel, Minnesota
                                                                       Mutual Companies, Inc.; Vice President and
                                                                       Director, Oakleaf Service Corporation;
                                                                       Secretary and Director, Robert Street
                                                                       Property Management, Inc.; Vice President
                                                                       and General Counsel, Securian Financial
                                                                       Group, Inc.; Director, Securian Financial
                                                                       Network, Inc. (a Minnesota corporation);
                                                                       Vice President and Director, Securian
                                                                       Financial Network, Inc. (a Nevada
                                                                       corporation); Vice President and Director,
                                                                       Securian Financial Network, Inc. (an Alabama
                                                                       corporation); Vice President and Director,
                                                                       Securian Financial Network, Inc. (an
                                                                       Oklahoma corporation); Vice President and
                                                                       General Counsel, Securian Holding Company;
                                                                       Director, Financial Ink Corporation;
                                                                       Director, Lafayette Litho, Inc.; Director,
                                                                       Securian Financial Network Insurance Agency,
                                                                       Inc.; Director, Securian Financial Services,
                                                                       Inc.; Director, Securian Life Insurance
                                                                       Company; Director, Securian Ventures, Inc.;
                                                                       Secretary, CNL/Resource Marketing Corporation;
                                                                       Secretary, Commodore National Reinsurance
                                                                       Company, Ltd.

Warren J. Zaccaro                   Director                           Executive Vice President, Chief Financial
                                                                       Officer and Director, Minnesota Life Insurance
                                                                       Company; Executive Vice President and Chief
                                                                       Financial Officer, Minnesota Mutual Companies,
                                                                       Inc.; Executive Vice President and Chief
                                                                       Financial Officer, Securian Financial Group,
                                                                       Inc.; Executive Vice President and Chief
                                                                       Financial Officer, Securian Holding Company;
                                                                       President, Securian Ventures, Inc.; Director,
                                                                       Allied Solutions, LLC; Director, Northstar Life
                                                                       Insurance Company; Director, Securian Casualty
                                                                       Company; Director, Securian Financial Network
                                                                       Insurance Agency, Inc.; Director, Securian
                                                                       Financial Network, Inc. (a Minnesota
                                                                       corporation); Director, Securian Financial
                                                                       Network, Inc. (a Nevada corporation); Director,
                                                                       Securian Financial Network, Inc. (an Alabama
                                                                       corporation); Director, Securian Financial
                                                                       Network, Inc. (an Oklahoma corporation); Director,
                                                                       Securian Financial Services, Inc.; Director,
                                                                       Securian Life Insurance Company; Director,
                                                                       Securian Ventures, Inc.; Director, CRI Securities,
                                                                       LLC; Vice President and Director, Cherokee National
                                                                       Life Insurance Company; Vice President and Director,
                                                                       CNL Financial Corporation; Vice President and Director,
                                                                       CNL/Insurance America, Inc.; Vice President and Chair,
                                                                       CNL/Resource Marketing Corporation; Vice President and Chair,
                                                                       Commodore National Reinsurance Company, Ltd.

(b)      Augustus Asset Managers Limited

         Augustus Asset Managers Limited ("AAML"), with principal offices at Bevis Marks House, 24 Bevis Marks, London, EC3A 7NE, England, has been retained under an investment sub-advisory agreement to provide investment advice for the International Bond Portfolio of the Fund.

         See "Managing the Portfolios" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business of the Sub-Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Sub-Adviser, reference is made to the Form ADV, as amended, filed under the Investment Advisers Act of 1940, which is herein incorporated by reference.

Item 27.  Principal Underwriters

              (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following additional investment companies:

                      Variable Fund D
                      Variable Annuity Account
                      Minnesota Life Variable Life Account
                      Minnesota Life Variable Universal Life Account Securian Life Variable Universal Life Account

              (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:



                                                   Positions and                        Positions and
Name and Principal                                 Offices                              Offices
Business Address                                   with Underwriter                     with Registrant
----------------                                   ----------------                     ---------------
George I. Connolly                                 President, Chief                     None
Securian Financial Services, Inc.                  Executive Officer and
400 Robert Street North                            Director
St. Paul, Minnesota 55101

Lynda S. Czarnetzki                                Vice President-Financial            None
Securian Financial Services, Inc.                  Management and Treasurer
400 Robert Street North
St. Paul, Minnesota 55101

Warren J. Zaccaro                                  Director                             None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Dwayne C. Radel                                    Director                             None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Loyall E. Wilson                                   Senior Vice President, Chief         None
Securian Financial Services, Inc.                  Compliance Officer and
400 Robert Street North                            Secretary
St. Paul, Minnesota 55101

Richard A. Diehl                                   Vice President and Chief             None
Securian Financial Services, Inc.                  Investment Officer
400 Robert Street North
St. Paul, Minnesota 55101

Scott C. Thorson                                   Vice President-Operations            None
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Kimberly K. Carpenter                              Assistant Secretary                  None
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Allen L. Peterson                                  Assistant Secretary                  None
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

              (c)     Not applicable.

Item 28.  Location of Accounts and Records

               The physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101-2098; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by: (a) Wells Fargo Bank Minnesota, 733 Marquette Avenue, Minneapolis, Minnesota 55479, as to the Money Market, Index 500, Index 400 Mid-Cap and Real Estate Securities Portfolios; and (b) Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258, as to the Bond, Mortgage Securities, Maturing Government Bond 2010 Portfolio and the International Bond Portfolios.

Item 29.  Management Services

               Not applicable.

Item 30.  Undertakings

        (a)    Not applicable.

        (b)    Not applicable.

        (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 7th day of September, 2007.


                                            ADVANTUS SERIES FUND, INC.



                                            By /s/ Gregory S. Strong
                                               ---------------------------------
                                               Gregory S. Strong, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ Gregory S. Strong                          President                          September 7, 2007
--------------------------------------------   (principal executive officer)
Gregory S. Strong


/s/ Gary M. Kleist                             Vice President and Treasurer       September 7, 2007
--------------------------------------------   (principal financial
Gary M. Kleist                                 and accounting officer)


  Linda L. Henderson*                         Director)
--------------------------------------------           )
  Linda L. Henderson                                   )      By /s/ Gregory S. Strong
                                                       )         ---------------------------------------
                                                       )         Gregory S. Strong
                                                       )         Attorney-in-Fact
  Dorothy J. Bridges*                          Director)
--------------------------------------------           )
  Dorothy J. Bridges                                   )      Dated:    September 7, 2007
                                                       )
                                                       )
  William C. Melton*                           Director)
--------------------------------------------           )
  William C. Melton                                    )


---------------


*Registrant's director executing power of attorney dated April 25, 2007, a copy of which is filed herewith.

                           ADVANTUS SERIES FUND, INC.
                                  EXHIBIT INDEX

Exhibit Number and Description:


    (a)(1) Amended and Restated Articles of Incorporation - Previously filed on April 26, 2001 as Exhibit 23(a) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.

    (a)(2)               Certificate of Designation of Class 1 and Class 2
                         Shares.

    (b)(1)               Bylaws - Previously filed on February 28, 2006 as
                         Exhibit 23(b)(1) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 31, is hereby incorporated by reference.

    (b)(2) Amendment to the Bylaws dated July 16, 1997 - Previously filed on February 13, 1998 as Exhibit 24(b)(2)(ii) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 17, is hereby incorporated by reference.

    (b)(3) Amendment to the Bylaws dated April 21, 1999 - Previously filed on March 2, 2000 as Exhibit 23(b)(3) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (b)(4) Amendment to the Bylaws dated October 24, 2002 - Previously filed on February 27, 2003 as Exhibit 23(b)(4) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

    (b)(5) Amendment to the Bylaws dated January 30, 2003 - Previously filed February 27, 2003 as Exhibit 23(b)(4) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

    (c)                  See Exhibits filed under Items 23(a) and 23(b) above.

    (d)(1) Investment Advisory Agreement between the Registrant and Advantus Capital Management, Inc. - Previously filed on February 28, 2005 as Exhibit 23(d)(1) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 29, is hereby incorporated by reference.

    (d)(2) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Augustus Asset Managers Limited - Previously filed on February 28, 2007 as
                         Exhibit 23(d)(2) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 33, is hereby incorporated by reference.

    (e) Amended Underwriting and Distribution Agreement between Advantus Series Fund, Inc. and Securian Financial Services, Inc.

    (f)                  Not applicable.

    (g)(1)(A) Form of Custodian Agreement between the Registrant and Norwest Bank Minnesota, N.A. - Previously filed on March 2, 2000 as Exhibit 23(g)(1)(A) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (g)(1)(B) Schedule A, as amended, to the Custodian Agreement between the Registrant and Norwest Bank Minnesota, N.A.
                         - Previously filed April 26, 2001 as Exhibit
                         23(g)(1)(B) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.

    (g)(1)(C) Foreign Custody Manager Agreement between the Registrant and Wells Fargo Bank, N.A. - Previously filed on February 28, 2005 as Exhibit 23(g)(1)(C) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 29, is hereby incorporated by reference.

    (g)(2) Form of Custodian Agreement between the Registrant and Mellon Bank, N.A. - Previously filed on April 22, 2004 as Exhibit 23(g)(2) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 29, is hereby incorporated by reference.

    (h)(1) Shareholder Information Rule 22c-2 Agreement between Advantus Series Fund, Inc. and Minnesota Life Insurance Company - Previously filed on April 25, 2007 as Exhibit 23(h)(1) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 34, is hereby incorporated by reference.

    (h)(2) Administrative Service Agreement between Advantus Series Fund, Inc. and Minnesota Life Insurance Company.

    (h)(3) Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Minnesota Life Insurance Company.

    (h)(4) Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company - Previously filed on February 27, 2003 as Exhibit 23(h)(7) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

    (h)(5) Administration Agreement between the Registrant and State Street Bank and Trust Company - Previously filed on February 27, 2003 as Exhibit 23(h)(8) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

    (h)(6) Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Securian Life Insurance Company.

    (h)(7) Shareholder Information Rule 22c-2 Agreement between Advantus Series Fund, Inc. and Securian Life Insurance Company - Previously filed on April 25, 2007 as Exhibit 23(h)(7) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 34, is hereby incorporated by reference.

    (i)                  Opinion and Consent of Dorsey & Whitney LLP.

    (j)                  Consent of KPMG LLP.

    (k)                  Not applicable.

    (l) Form of Letter of Investment Intent - Previously filed on February 13, 1998 as Exhibit 24(b)(13) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 17, is hereby incorporated by reference.

    (m)(1) Rule 12b-1 Distribution Plan - Previously filed on March 2, 2000 as Exhibit 23(m) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

    (m)(2) Fund Shareholder Service Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc.

    (m)(3) Fund Shareholder Services Agreement between Securian Life Insurance Company and Securian Financial Services, Inc.

    (n) Advantus Series Fund, Inc. Multiple Class Plan Pursuant to Rule 18f-3.

    (o)                  Reserved.

    (p)(1) Code of Ethics for Registrant, Advantus Capital Management, Inc. and Securian Financial Services, Inc.
                         - Previously filed on February 28, 2007 as Exhibit 23(p)(1) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 33, is hereby incorporated by reference.

    (p)(2) Code of Ethics for Augustus Asset Managers Limited - Previously filed on February 28, 2007 as Exhibit 23(p)(2) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 33, is hereby incorporated by reference.

    (q) Power of Attorney to sign Registration Statement executed by Directors of Registrant.